As filed with the Securities and Exchange Commission on August 16, 2024
Registration No. 333-280465

UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549.

FORM N-14
REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933 ☒
Pre-Effective Amendment No. 2
Post-Effective Amendment No. ___

NORTHERN LIGHTS FUND TRUST II
(Exact Name of Registrant as Specified in Charter)

225 Pictoria Drive, Suite 450
Cincinnati, OH 45246
(Address of Principal Executive Offices)

(631) 490-4300
(Registrant’s Telephone Number)

The Corporation Trust Company
Corporate Trust Center
251 Little Falls Drive
Wilmington, DE 19808
(Name and Address of Agent for Service)

With a copy to:

David J. Baum, Esq. Alston & Bird, LLP 950 F Street NW Washington, DC 20004 (202) 239-3346	Kevin Wolf Ultimus Fund Solutions, LLC 80 Arkay Drive, Suite 110 Hauppauge, New York 11788 (631) 470-2635

Title of securities being registered: Shares of beneficial interest, with no par value, of Essential 40 Stock ETF.

No filing fee is required because the Registrant is relying on Section 24(f) of the Investment Company Act of 1940, as amended, pursuant to which it has previously registered an indefinite number of shares.

Approximate date of proposed public offering: As soon as practicable after this Registration Statement becomes effective under the Securities Act of 1933, as amended.

The Registrant hereby amends this Registration Statement on such date or dates as may be necessary to delay its effective date until the Registrant shall file a further amendment which specifically states that is Registration Statement shall thereafter become effective in accordance with Section 8(a) of the Securities Act of 1933 or until such date as the Commission, acting pursuant to said Section 8(a), may determine that the Registration Statement shall become effective.

Northern Lights Fund Trust II

Essential 40 Stock Fund

4221 North 203rd Street, Suite 100
Elkhorn, Nebraska 68022

August 23, 2024

Dear Shareholder:

You are receiving this Information Statement/Prospectus because you own shares in the following fund (the “Target Fund”):

Essential 40 Stock Fund, a series of Northern Lights Fund Trust II

The Target Fund currently operates as a mutual fund. The Target Fund will be reorganized into an exchange-traded fund (“ETF”) through the reorganization of the Target Fund into a newly-created ETF (the “Acquiring Fund” and together with the Target Fund, the “Funds”) formed for this purpose. ETFs are structurally different from mutual funds in several important aspects:

A mutual fund may offer multiple share classes with different expenses and/or minimum investments. An ETF will not issue multiple classes of shares.

A mutual fund investor may purchase and redeem shares directly from the mutual fund (through a distributor or a financial intermediary). Most ETF investors will buy and sell shares in secondary market transactions through brokers.

A mutual fund will accept purchase and redemption orders from any shareholder on days that the mutual fund is open for business, and those orders will be effected at that day’s net asset value (“NAV”). An ETF will issue or redeem shares at its NAV per share only in one or more blocks of a large, specified number of shares called a “Creation Unit,” on days that the ETF is open for business. Only an ETF’s “authorized participants” are permitted to engage in creation or redemption transactions directly with the ETF. All other shareholders will buy and sell shares of the ETF on an exchange at available market prices.

Following the reorganization, the Target Fund will be liquidated (such reorganization and liquidation, the “Reorganization”). The Acquiring Fund will continue to be managed by KKM Financial, LLC (“KKM”). The Target Fund and the Acquiring Fund have identical investment objectives, investment strategies and fundamental investment policies and have substantially similar investment risk profiles. The mutual funds and ETFs, however, will have structurally different risk profiles.

The table below sets forth the Acquiring Fund and the anticipated schedule for the Reorganization:

Target Fund	Acquiring Fund	Expected Closing Date
Essential 40 Stock Fund	Essential 40 Stock ETF	October 18, 2024

i

The Reorganization will be conducted pursuant to an Agreement and Plan of Reorganization and Liquidation, which is included as Appendix A to these materials. The Reorganization is structured to be a tax-free reorganization under the U.S. Internal Revenue Code of 1986, as amended.

In connection with the Reorganization, shareholders who hold their shares of the Target Fund through a brokerage account that can accept shares of an ETF will receive ETF shares of the Acquiring Fund equal in value to their investment in the Target Fund, including a cash payment in lieu of fractional shares of the Acquiring Fund, which cash payment for the fractional shares portion may be taxable. As discussed further below, some shareholders may need to take additional action in order to receive shares of the Acquiring Fund in connection with the Reorganization. However, the Reorganization will not dilute the value of your investment.

We believe the Reorganization will provide multiple benefits for investors. These benefits include:

1)	Lower Gross and Same Net Expenses: The gross total annual fund operating expenses of the Acquiring Fund are expected to be lower than the current gross expenses of the Target Fund while net total annual fund operating expense of the Acquiring Fund are expected to be the same as the current net expenses of the Target Fund.

2)	Lower Cost of Operation. The Acquiring Fund will cost less to operate relative to the Target Fund. This is because there are expenses that the Target Fund incurs as part of its operations that the Acquiring Fund will not need to incur, including per-account transfer agency fees, state registration fees and certain custody-related expenses.

3)	Additional Trading Flexibility: Unlike mutual fund shares of the Target Fund, which can only be purchased or sold once per day based on the Target Fund’s NAV, shares of the Acquiring Fund can be purchased or sold throughout a trading day on an exchange based on market prices. This additional flexibility can give Acquiring Fund shareholders a greater ability to adjust their investment allocations based on developments that may occur throughout a trading day.

4)	Increased Transparency: As a shareholder of the Acquiring Fund, you will gain the benefit of full daily transparency into the underlying portfolio holdings of the Acquiring Fund. The Target Fund does not provide full daily transparency into its underlying portfolio holdings.

5)	Enhanced Tax Efficiency: Reorganizing the Target Fund into the Acquiring Fund may provide some enhanced tax efficiency for the Acquiring Fund, as ETFs generally experience fewer portfolio transactions than mutual funds. This reduction in portfolio transactions is because most investors will purchase and sell shares on the NASDAQ secondary market through a broker (as explained below) rather than purchasing and redeeming shares with the fund itself, while a mutual fund will generally need to invest cash and/or sell securities to raise cash based on the purchase and redemption activity of all of its investors. Since ETFs only transact with APs and only in large block sizes of Creation Units, the Acquiring Fund’s cash transactions are expected to occur less frequently and in a more efficient manner compared to the daily transactions that can occur with mutual funds.

6)	Tax-Free Reorganization: Shareholders of the Target Fund generally will not recognize a taxable gain (or loss) for U.S. tax purposes as a result of the Reorganization (except with respect to cash received, as explained in later sections of this document).

We acknowledge, however, that the Reorganization will subject investors to certain ETF-specific risks, including the risk that shares of the Acquiring Fund will trade at market prices that may be above (premium) or below (discount) the Acquiring Fund’s NAV or that the Acquiring Fund’s “authorized participants” will not engage in creation or redemption transactions, which could cause the Acquiring Fund’s shares to trade at a discount to NAV and possibly face trading halts and/or delisting.

The Board of Trustees of the Funds, including all of the Independent Trustees (i.e., Trustees who are not “interested persons” of the Funds as that term is defined in the Investment Company Act of 1940), approved the Reorganization and determined, with respect to the Reorganization, that participation in the Reorganization is in the best interests of each Fund and the interests of existing shareholders of each Fund, as applicable, would not be diluted as a result of the Reorganization. No shareholder vote is required to complete the Reorganization. We are not asking you for a proxy and you are requested not to send us a proxy.

Importantly, in order to receive shares of the Acquiring Fund as part of the Reorganization, you must hold your shares of the Target Fund through a brokerage account that can accept shares of an ETF (the Acquiring Fund). If you do not hold your shares of the Target Fund through that type of brokerage account, you will not receive shares of the Acquiring Fund as part of the Reorganization. Instead, your investment will be liquidated and you will receive cash equal in value to the NAV of your Target Fund shares. The liquidation of your investment and return of cash may be subject to tax. It may take time for you to receive your cash. The following account types cannot hold shares of ETFs:

Non-Accommodating Brokerage and Fund Direct Accounts. If you hold your shares of the Target Fund in a brokerage account with a financial intermediary that only allows you to hold shares of mutual funds in the account, you will need to contact your financial intermediary to set up a brokerage account that permits investments in ETF shares. If such a change is not made before the Reorganization, you will not receive shares of the Acquiring Fund as part of the Reorganization. Instead, your investment will be liquidated and you will receive cash equal in value to the NAV of the Target Fund shares. Similarly, if you hold shares of the Target Fund through a fund direct account and do not take action prior to the Reorganization, your investment will be liquidated and you will receive cash equal in value to the NAV of the Target Fund shares.

If you do not currently hold your shares of the Target Fund through a brokerage account that can hold shares of the Acquiring Fund, please review the accompanying materials closely for additional actions that you must take to receive shares of the Acquiring Fund as part of the Reorganization. No further action is required for shareholders that hold shares of the Target Fund through a brokerage account that can hold shares of the Acquiring Fund. If you are unsure about the ability of your account to accept shares of the Acquiring Fund, please call 1-844-767-3863 or contact your financial advisor or other financial intermediary.

If you do not wish to participate in the Reorganization, you can redeem your Target Fund shares. Prior to doing so, however, you should consider the tax consequences associated with either action.

The accompanying Information Statement/Prospectus provides more information about the Reorganization. Please carefully review the additional information provided in this document. If you have questions, please call 1-844-767-3863.

Sincerely,

Kevin Wolf
President
Northern Lights Fund Trust II

QUESTIONS AND ANSWERS

Shareholders should read this entire Information Statement/Prospectus carefully.

The following is a brief Q&A that will help explain the Reorganization (as defined below), including the reasons for the Reorganization. A more detailed discussion of the Reorganization follows this section.

Q. What is happening to my investment? Why am I receiving an Information Statement/Prospectus?

A. You are receiving this Information Statement/Prospectus because you own shares in the Essential 40 Stock Fund (“Target Fund”).

The Target Fund currently operates as a mutual fund. The Target Fund will be reorganized into an exchange-traded fund (“ETF”) through the reorganization of the Target Fund into a newly-created ETF (the “Acquiring Fund” and together with the Target Fund, the “Funds”) formed for this purpose. The Target Fund and the Acquiring Fund have identical investment objectives, investment strategies and fundamental investment policies and have substantially similar risks. Following the Reorganization, the Target Fund will be liquidated (the “Reorganization”). The chart below lists the name of the Target Fund and the Acquiring Fund:

Target Fund	Acquiring Fund
Essential 40 Stock Fund	Essential 40 Stock ETF

The Reorganization will be accomplished in accordance with an Agreement and Plan of Reorganization and Liquidation (the “Plan”). The Plan provides for the transfer of all of the assets and liabilities of the Target Fund to the Acquiring Fund in exchange for shares of the Acquiring Fund having an aggregate net asset value (“NAV”) equal to the aggregate NAV of the Target Fund followed immediately by the distribution by the Target Fund to its shareholders of the portion of shares of the Acquiring Fund to which the shareholder is entitled, except as noted below.

If you remain a shareholder of the Target Fund on the Closing Date (as defined below) of the Reorganization, you will receive shares of the Acquiring Fund and, in some cases, cash that combined with the shares have the same value as your shares of the Target Fund on that date. Shares of the Acquiring Fund are not issued in fractional shares, so cash will be paid to some shareholders in lieu of fractional shares of the Acquiring Fund, which cash payment may be taxable.

If you do not hold your shares of the Target Fund through a brokerage account that can accept shares of the Acquiring Fund on the Closing Date of the Reorganization, you will not receive shares of the Acquiring Fund as part of the Reorganization. Instead, your investment will be liquidated and you will receive cash equal in value to the NAV of your Target Fund shares. Similarly, if you hold shares of the Target Fund through a fund direct account and do not take action prior to the Reorganization, your investment will be liquidated and you will receive cash equal in value to the NAV of the Target Fund shares. The liquidation of your investment and return of cash may be taxable.

Q. What are the differences between an ETF and a mutual fund?

A. ETFs are structurally different from mutual funds in several important aspects:

A mutual fund may offer multiple share classes with different expenses, and/or minimum investments. An ETF will not issue multiple classes of shares.

A mutual fund investor may purchase and redeem shares directly from the mutual fund (through a distributor or a financial intermediary). Most ETF investors will buy and sell shares in secondary market transactions through brokers.

A mutual fund will accept purchase and redemption orders from any shareholder on days that the mutual fund is open for business, and those orders will be effected at that day’s NAV. An ETF will issue or redeem shares at its NAV per share only in one or more blocks of a large, specified number of shares called a “Creation Unit,” on days that the ETF is open for business. Only an ETF’s “authorized participants” are permitted to engage in creation or redemption transactions directly with the ETF. All other shareholders will buy and sell shares of the ETF on an exchange at available market prices.

As a result of these structural differences, there are certain benefits associated with the ETF structure, such as secondary market liquidity, increased transparency, and the potential for increased tax efficiency. There are, however, certain risks associated with the ETF structure, including the risk that shares of an ETF will trade at market prices that are above (premium) or below (discount) NAV, or that an ETF’s “authorized participants” will not engage in creation or redemption transactions which could cause the Acquiring Fund’s shares to trade at a discount to NAV and possibly face trading halts and/or delisting.

Q. Has the Board of Trustees of the Target Fund approved the Reorganization?

A. Yes. The Board of Trustees of each Fund are comprised of the same individuals because both Funds are series of the Trust. The Board of Trustees of the Funds (the “Board”) approved the Reorganization. The Board, including all of the Independent Trustees (i.e., Trustees who are not “interested persons” of the Funds as defined in the Investment Company Act of 1940 (the “1940 Act”)), determined that, for each Fund, the participation in the Reorganization is in the best interests of each Fund and that the interests of existing Fund shareholders will not be diluted as a result of the Reorganization.

Q. Why is the Reorganization occurring?

A. The Target Fund’s investment adviser, KKM Financial, LLC (“KKM”), proposed that the Target Fund be reorganized into the Acquiring Fund because of certain benefits associated with the ETF structure, which KKM believes will better serve the interests of Target Fund shareholders. As discussed in more detail below, these shareholder benefits include the lower gross expenses and the same net expenses as the Target Fund, additional trading flexibility, increased transparency and the potential for enhanced tax efficiency.

v

Q. How will the Reorganization affect me as a shareholder?

A. If the Reorganization is consummated, you will cease to be a shareholder of the Target Fund. In order to receive shares of the Acquiring Fund as part of the Reorganization, you must hold your shares of the Target Fund through a brokerage account that can accept shares of an ETF (the Acquiring Fund) on the Closing Date of the Reorganization.

Brokerage Account. If you hold your shares of the Target Fund through a brokerage account that can accept shares of an ETF on the Closing Date of the Reorganization, you will automatically become a shareholder of the Acquiring Fund. As described in more detail above, upon completion of the Reorganization, you will receive shares of the Acquiring Fund and, in some cases, cash having an aggregate NAV equal to the aggregate NAV of the shares of the Target Fund you owned on the Closing Date of the Reorganization. Shares of the Acquiring Fund are not issued in fractional shares. As a result, cash will be paid to shareholders in lieu of fractional shares, which may be taxable.

Non-Accommodating Brokerage Accounts and Fund Direct Accounts. If you hold your shares of the Target Fund in a brokerage account with a financial intermediary that only allows you to hold shares of mutual funds in the account, you will need to contact your financial intermediary to set up a brokerage account that permits investments in ETF shares. If such a change is not made before the Reorganization, you will not receive shares of the Acquiring Fund as part of the Reorganization. Instead, your investment will be liquidated and you will receive cash equal in value to the NAV of the Target Fund shares. Similarly, if you hold shares of the Target Fund through a fund direct account and do not take action prior to the Reorganization, your investment will be liquidated and you will receive cash equal in value to the NAV of the Target Fund shares.

If you do not currently hold your shares of the Target Fund through a brokerage account that can hold shares of the Acquiring Fund, please see the information below, including the separate Q&A that follows, for additional actions that you must take to receive shares of the Acquiring Fund as part of the Reorganization. No further action is required for shareholders that hold shares of the Target Fund through a brokerage account that can hold shares of the Acquiring Fund.

After the Reorganization, individual shares of the Acquiring Fund may only be purchased and sold in the secondary market. Shares of the Acquiring Fund will be listed for trading on the NASDAQ Stock Market, LLC (“NASDAQ”). Shares of the Acquiring Fund may also be traded on other national securities exchanges, electronic crossing networks, and other alternative trading systems. Should you decide to purchase or sell shares of the Acquiring Fund after the Reorganization, you will need to place a trade through a broker who will execute your trade in the secondary market at prevailing market prices. Because the Acquiring Fund’s shares trade at market prices rather than at NAV, the Acquiring Fund’s shares may trade at a price less than (discount) or greater than (premium) the Acquiring Fund’s NAV. As with all transactions for ETFs, your broker may charge a commission for purchase and sale transactions.

Q. Am I being asked to vote on the Reorganization?

A. No. Shareholders of the Target Fund are not required to approve the Reorganization under state or federal law, the 1940 Act, or the organizational documents governing the Target Fund. We are not asking you for a proxy and you are requested not to send us a proxy.

Q. Will the Reorganization affect the way my investments are managed?

A. No. KKM is the investment adviser to the Target Fund and will continue to serve as the investment adviser to the Acquiring Fund. The same individuals currently responsible for the day-to-day portfolio management of the Target Fund will continue to be responsible for the day-to-day portfolio management of the Acquiring Fund. The Target Fund and the Acquiring Fund have identical investment objectives, investment strategies and fundamental investment policies and have substantially similar risk.

Q. Will the fees and expenses of the Acquiring Fund be the same as the fees and expenses of the Target Fund?

A. Yes. Following the Reorganization, it is expected that the Acquiring Fund will have same gross and net expense ratio as the Target Fund.

More information on the effects of the potential expense reductions is available in the Information Statement/Prospectus.

Q. Are there other benefits that I will experience as a shareholder of the Acquiring Fund?

A. Yes. In addition to having lower gross expenses and the same net expenses, as a shareholder of the Acquiring Fund you will also benefit from additional trading flexibility, increased transparency, and the potential for enhanced tax efficiency.

Lower Cost of Operation. The Acquiring Fund will cost less to operate relative to the Target Fund. This is because there are expenses that the Target Fund incurs as part of its operations that the Acquiring Fund will not need to incur, including per-account transfer agency fees, state registration fees and certain custody-related expenses.

Additional Trading Flexibility. As a shareholder of the Target Fund you can only purchase or redeem your shares of the Target Fund at a price based on the Target Fund’s NAV that is next calculated after your order is received by the Target Fund. This NAV is calculated once per business day. As a shareholder of the Acquiring Fund, however, you will be able to purchase and sell shares of the Acquiring Fund throughout a trading day on the secondary market. These trades will occur at market prices, which may be higher or lower than the Acquiring Fund’s NAV. This intraday liquidity will give you the opportunity to act on purchase and sale decisions immediately, rather than waiting to transact at the Acquiring Fund’s NAV.

Increased Transparency. Currently, the Target Fund only provides periodic disclosure of their complete portfolio holdings. Following the Reorganization, however, the Acquiring Fund will make its complete portfolio holdings public each business day. This holdings information, along with other information about the Acquiring Fund, will be found on the Acquiring Fund’s website at www.Essential40etf.com.

Enhanced Tax Efficiency. Shareholders of the Acquiring Fund also are expected to benefit from the potential for greater tax efficiency with the ETF structure, as ETFs generally experience fewer portfolio transactions than mutual funds due to the secondary market liquidity of the ETF structure. Capital gains from securities sales by the Target Fund prior to the Reorganization may be distributed either (i) by the Target Fund prior to the Reorganization or (ii) by the Acquiring Fund after the Reorganization.

Q. Will I be subject to comparable investment risks as a shareholder of the Acquiring Fund?

A. Yes. As noted above, the Target Fund and the Acquiring Fund have identical investment objectives, investment strategies and fundamental investment policies. Therefore, the Acquiring Fund will be subject to substantially similar investment risks as the Target Fund. Mutual funds, like the Target Fund, and ETFs, like the Acquiring Fund, however, will have structurally different risk profiles.

For additional discussion of these and other risk factors, please see the section entitled “Description of Investment Risks.”

Q. Will I be subject to additional ETF-specific structural risks as a shareholder of the Acquiring Fund?

A. Yes. As a shareholder of the Acquiring Fund, you will be subject to risks related to the Acquiring Fund’s ETF structure. For example, you will be subject to the risk that shares of your Acquiring Fund will trade at market prices that are above (premium) or below (discount) the Acquiring Fund’s NAV. You will also be subject to the risk that your Acquiring Fund’s “authorized participants,” which are the only entities that are permitted to engage in creation or redemption transactions directly with the Acquiring Fund, do not engage in such transactions, which could cause the Acquiring Fund’s shares to trade at a discount to NAV and possibly face trading halts and/or delisting. In addition, unlike many ETFs which may transact with APs on an in-kind basis, the Acquiring Fund’s investment strategy will require it to transact primarily in cash with APs and therefore redeem shares of the Acquiring Fund for cash or to otherwise include cash as part of its redemption proceeds, which could require the Acquiring Fund to sell or unwind portfolio investments at a time when KKM would otherwise not find it favorable to do so.

For additional discussion of these and other risk factors, please see “ETF Risks” below.

Q. Is there anything else that will be different once I am a shareholder of the Acquiring Fund?

A. Yes. As a shareholder of the Target Fund, you can directly purchase or redeem your shares from the Target Fund (through a distributor or a financial intermediary) at a price based on the Target Fund’s NAV that is next calculated after your order is received by the Target Fund, subject to any applicable fees.

Only “authorized participants” of the Acquiring Fund can directly purchase or redeem shares of the Acquiring Fund at its NAV per share and only in Creation Unit sizes. Individual shares of the Acquiring Fund may only be purchased and sold on the secondary market through a broker at market prices. When you buy or sell shares of the Acquiring Fund through a broker, you may incur a brokerage commission or other charges imposed by the broker.

Q. Will the Target Fund or Acquiring Fund charge shareholders any sales charges (loads), commissions, or other similar fees in connection with the Reorganization?

A. No. Neither the Target Fund nor the Acquiring Fund will charge shareholders any sales charges (loads), commissions, or other similar fees in connection with the Reorganization.

Q. When is the Reorganization expected to occur?

A. KKM anticipates that the Reorganization will occur after the close of trading on the following date (the “Closing Date”):

Target Fund	Acquiring Fund	Expected Closing Date
Essential 40 Stock Fund	Essential 40 Stock ETF	October 18, 2024

The Closing Date may be delayed. The Target Fund will publicly disclose any changes to the applicable Closing Date.

Q. Who will pay the costs in connection with the Reorganization?

A. The costs of the Reorganization will be borne by KKM, whether or not the Reorganization is consummated. Such expenses are not subject to recoupment by KKM.

Q. Will the Reorganization result in any federal tax liability to me?

A. The Reorganization is intended to be treated as a tax-free Reorganization for U.S. federal income tax purposes. If the Reorganization qualifies for tax-free treatment, Target Fund shareholders would recognize no gain or loss for U.S. federal income tax purposes upon the exchange of Target Fund shares for Acquiring Fund shares pursuant to the Reorganization (except with respect to cash received). Capital gains from securities sales by the Target Fund prior to the Reorganization may be distributed by the Acquiring Fund after the Reorganization.

Shareholders should consult their tax advisors about possible state and local tax consequences of the Reorganization, if any, because the information about tax consequences in this document relates to the federal income tax consequences of the Reorganization only.

Q. Can I purchase or redeem shares of the Target Fund before the Reorganization takes place?

A. Yes. Purchase and redemption orders must be received by the Target Fund by the dates indicated below:

Target Fund	Final Date to Purchase Target Fund Shares	Final Date to Redeem Target Fund Shares
Essential 40 Stock Fund	October 17, 2024	October 18, 2024

These dates may change if the Closing Date of the Reorganization changes. Any changes to a Closing Date of the Reorganization will be communicated to shareholders.

If you redeem your Target Fund shares, you may recognize a taxable gain or loss based on the difference between your tax basis in the shares and the amount you receive for them.

Q. Whom do I contact for further information?

A. If you have questions, please call 1-844-767-3863. You can also find information online at www.kkmfinancial.com.

Important additional information about the Reorganization is set forth in the accompanying Information Statement/Prospectus. Please read it carefully.

x

IMPORTANT NOTICE ABOUT YOUR TARGET FUND ACCOUNT
QUESTIONS AND ANSWERS

The following is a brief Q&A that provides information to help you to determine if you need to take action with respect to your shareholder account prior to the Reorganization in order to receive shares of the Acquiring Fund.

Q. What types of shareholder accounts can receive shares of the Acquiring Fund as part of the Reorganization?

A. If you hold your shares of the Target Fund in a brokerage account that permits you to purchase securities traded in the stock market, such as ETFs or other types of stocks, then you will be eligible to receive shares of the Acquiring Fund in the Reorganization. No further action is required.

Q. What types of shareholder accounts cannot receive shares of the Acquiring Fund as part of the Reorganization?

A. The following account types cannot hold shares of ETFs:

If you hold your shares of the Target Fund in a brokerage account with a financial intermediary that only allows you to hold shares of mutual funds in the account, you will need to contact your financial intermediary to set up a brokerage account that permits investments in ETF shares.

Similarly, if you hold shares of the Target Fund through a fund direct account and do not take action prior to the Reorganization, your investment will be liquidated and you will receive cash equal in value to the NAV of the Target Fund shares.

If you are unsure about the ability of your account to accept shares of the Acquiring Fund, please call 1-844-767-3863 or contact your financial advisor or other financial intermediary.

Q. How do I transfer my Target Fund shares from a fund direct account to a brokerage account that will accept Acquiring Fund shares?

A. Transferring your shares from a fund direct account to a brokerage account that can accept shares of the Acquiring Fund should be a simple process. If you have a brokerage account or a relationship with a brokerage firm, please talk to your broker and inform the broker that you would like to transfer a mutual fund position that you hold directly with the Target Fund into your brokerage account. Also inform your broker that such an account will need to be set up to accept shares of an ETF, such as the Acquiring Fund. If you don’t have a brokerage account or a relationship with a brokerage firm, you will need to open an account.

We suggest you provide your broker with a copy of your quarterly statement from the Target Fund. Your broker will require your account number with the Target Fund, which can be found on your statement. Your broker will help you complete a form to initiate the transfer. Once you sign that form, your broker will submit the form to the transfer agent directly, and the shares will be transferred into your brokerage account. The sooner you initiate the transfer, the better.

Q. How do I transfer my Target Fund shares from a non-accommodating brokerage account to a brokerage account that will accept Acquiring Fund shares?

A. The broker where you hold your Target Fund shares should be able to assist you in changing the characteristics of your brokerage account to an account that is permitted to invest in ETF shares. Contact your broker right away to make the necessary changes to your account.

Q. What will happen if I do not have a brokerage account that can accept Acquiring Fund shares at the time of the Reorganization?

A. In order to receive shares of the Acquiring Fund as part of the Reorganization, you must hold your shares of the Target Fund through a brokerage account that can accept shares of an ETF (the Acquiring Fund) on the Closing Date of the Reorganization.

Non-Accommodating Brokerage Accounts. If you hold your shares of the Target Fund in a brokerage account with a financial intermediary that only allows you to hold shares of mutual funds in the account, you will need to contact your financial intermediary to set up a brokerage account that permits investments in ETF shares. If such a change is not made before the Reorganization, you will not receive shares of the Acquiring Fund as part of the Reorganization. Instead, your investment will be liquidated and you will receive cash equal in value to the NAV of your Target Fund shares.

Fund Direct Accounts. Similarly, if you hold shares of the Target Fund through a fund direct account and do not take action prior to the Reorganization, your investment will be liquidated and you will receive cash equal in value to the NAV of the Target Fund shares.

In some cases, the liquidation of your investment and return of cash, or the transfer of your investment, may be subject to fees and expenses and may also be subject to tax. It may take time for you to receive your cash. Please consult with your financial intermediary for more information on the impact that the Reorganization will have on you and your investments.

Q. What if I do not want to own shares of the Acquiring Fund?

A. If you do not want to receive shares of the Acquiring Fund in connection with the Reorganization, you can redeem your Target Fund shares prior to the Closing Date of the Reorganization as further described below. Prior to doing so, however, you should consider the tax consequences associated with redemption. Redemption of your Target Fund shares will be a taxable event if you hold your shares in a taxable account. The last date to redeem your shares prior to the Reorganization is listed below:

Target Fund	Final Date to Redeem Target Fund Shares
Essential 40 Stock Fund	October 18, 2024

These dates may change if the Closing Date of the Reorganization changes. Any changes to a Closing Date of the Reorganization will be communicated to shareholders.

INFORMATION STATEMENT/PROSPECTUS

Dated August 23, 2024

Northern Lights Fund Trust II

Essential 40 Stock Fund

4221 North 203rd Street, Suite 100
Elkhorn, Nebraska 68022

This Information Statement/Prospectus is being furnished to shareholders of the Essential 40 Stock Fund (the “Target Fund”), a series of Northern Lights Fund Trust II (the “Trust”) to inform them of a plan to reorganize the Target Fund into an exchange- traded fund (“ETF”), which will continue to be managed by KKM.

The Target Fund will be reorganized into a newly-created ETF (the “Acquiring Fund” and together with the Target Fund, the “Funds”) that is a series the Trust, and the Target Fund will subsequently be liquidated (the “Reorganization”). The Reorganization is set forth in the table below.

Target Fund	Acquiring Fund
Essential 40 Stock Fund	Essential 40 Stock ETF

The Board of Trustees of each Fund are comprised of the same individuals because both Funds are series of the Trust. The Board of Trustees of the Funds (the “Board”) approved the Reorganization. The Board, including all of the Independent Trustees (i.e., Trustees who are not “interested persons” of the Funds as defined in the Investment Company Act of 1940 (the “1940 Act”)), determined that, for each Fund, participation in the Reorganization is in the best interests of the Fund and that the interests of existing Fund shareholders will not be diluted as a result of the Reorganization.

The Reorganization will be accomplished in accordance with an Agreement and Plan of Reorganization and Liquidation (the “Plan”). The Plan provides for the transfer of all of the assets and liabilities of the Target Fund to the Acquiring Fund in exchange for shares of the Acquiring Fund having an aggregate net asset value (“NAV”) equal to the aggregate NAV of the Target Fund followed immediately by the distribution by the Target Fund to its shareholders of the portion of shares of the Acquiring Fund to which the shareholder is entitled (including cash in lieu of fractional shares of the Acquiring Fund) in complete liquidation of the Target Fund, except as noted below. A copy of the form of the Plan pertaining to the Reorganization is included as Appendix A to this Information Statement/Prospectus.

For federal income tax purposes, the Reorganization is intended to be structured as a tax-free transaction for the Target Fund, the Acquiring Fund, and the shareholders of the Target Fund. If you remain a shareholder of the Target Fund on the Closing Date (as defined below) of the Reorganization, you will receive shares of the Acquiring Fund and, in some cases, cash that combined with the shares have the same value as your shares of the Target Fund on that date. Shares of the Acquiring Fund, however, are not issued in fractional shares. As a result, cash will be paid to shareholders in lieu of fractional shares of the Acquiring Fund, which may be taxable. If you do not hold your shares of the Target Fund through a brokerage account that can accept shares of the Acquiring Fund on the Closing Date of the Reorganization, you will not receive shares of the Acquiring Fund as part of the Reorganization. Instead, your investment will be liquidated and you will receive cash equal in value to the NAV of your Target Fund shares.

THIS INFORMATION STATEMENT/PROSPECTUS IS FOR INFORMATION PURPOSES ONLY, AND YOU DO NOT NEED TO DO ANYTHING IN RESPONSE TO RECEIVING IT EXCEPT TO CHECK FOR WHETHER YOU HAVE A BROKERAGE ACCOUNT THAT CAN ACCEPT SHARES OF AN ETF.

WE ARE NOT ASKING YOU FOR A PROXY, AND YOU ARE NOT REQUESTED TO SEND US A PROXY.

The Target Fund and the Acquiring Fund have identical investment objectives, investment strategies, and fundamental investment policies, and substantially similar risks. The principal executive offices of the Trust are located at 221 North 203rd Street, Suite 100 Elkhorn, NE 68022.

Shares of the Essential 40 Stock ETF (ESSN) will be listed for trading on the NASDAQ Stock Market, LLC (“NASDAQ”).

The Reorganization is anticipated to occur after the close of trading on the following dates (the “Closing Date”):

Expected Closing Date
October 18, 2024

The Closing Date may be delayed. The Target Fund in which you hold shares will publicly disclose any changes to the Closing Date.

In preparation for the closing of the Reorganization, purchase and redemption orders must be received by the Target Fund by the dates indicated below:

Target Fund	Final Date to Purchase Target Fund	Final Date to Redeem Target Fund Shares
Essential 40 Stock Fund	October 17, 2024	October 18, 2024

These dates may change if the Closing Date of the Reorganization changes. Any changes to the Closing Date of the Reorganization will be communicated to shareholders.

Any shares of the Target Fund that you hold after the final redemption dates listed above will be reorganized into shares of the Acquiring Fund as a result of the Reorganization.

The Acquiring Fund is expected to begin trading on the following date:

Acquiring Fund	Expected First Date for Trading
Essential 40 Stock ETF	October 21, 2024

This Information Statement/Prospectus, which you should read carefully and retain for future reference, sets forth concisely the information that you should know before investing. This Information Statement/Prospectus, which constitutes part of a Registration Statement filed by the Trust with the Securities and Exchange Commission (“SEC”) under the Securities Act of 1933, as amended, does not include certain information contained elsewhere in such Registration Statement. Reference is hereby made to the Registration Statement and to the exhibits and amendments thereto for further information with respect to the Acquiring Fund and the shares offered. Statements contained herein concerning the provisions of documents are necessarily summaries of such documents.

A statement of additional information relating to this Information Statement/Prospectus and the proposed Reorganization (the “Statement of Additional Information”), dated August 23, 2024, is available upon request and without charge by contacting the Funds. This Statement of Additional Information also is incorporated herein by reference and is legally deemed to be part of this Information Statement/Prospectus.

The following additional materials are incorporated herein by reference and are legally deemed to be part of this Information Statement/Prospectus.

●	the Prospectus of the Target Fund dated October 1, 2023 (SEC Accession No. 0001580642-23-005376)

●	the Statement of Additional Information of the Target Fund dated October 1, 2023 (SEC Accession No. 0001580642-23-005376);

●	the Annual Report to Shareholders of the Target Fund for the fiscal year ended May 31, 2024, filed August 7, 2024 (SEC Accession No. 0001580642-24-004267); and

The Target Fund’s prospectus and statement of additional information are available at https://www.kkmfinancial.com. The Target Fund’s Annual Reports and Semi-Annual Reports are also available at https://www.kkmfinancial.com.

You may request free copies of the Target Fund’s prospectus and statement of additional information (including any supplement thereto), and the Statement of Additional Information by calling at 1-844-767-3863, or by writing to Northern Lights Fund Trust II, 221 North 203rd Street, Suite 100 Elkhorn, NE 68022.

Because the Acquiring Fund has not yet commenced operations, no shareholder reports are available for it. All available materials have been filed with the SEC.

Each Fund also files proxy materials, information statements, reports, and other information with the SEC in accordance with the informational requirements of the Securities Exchange Act of 1934, as amended, and the 1940 Act. These materials can be obtained electronically from the EDGAR database on the SEC’s Internet site (http://www.sec.gov) or, after paying a duplicating fee, by electronic request at the following e-mail address: publicinfo@sec.gov.

This Information Statement/Prospectus dated August 21, 2024, is expected to be mailed on or about August 23, 2024 to shareholders of record of the Target Fund as of August 16, 2024.

AN INVESTMENT IN THE FUNDS IS NOT A DEPOSIT OF ANY BANK AND IS NOT INSURED OR GUARANTEED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION OR ANY OTHER GOVERNMENT AGENCY. AN INVESTMENT IN THE FUNDS INVOLVES INVESTMENT RISK, INCLUDING THE POSSIBLE LOSS OF PRINCIPAL.

LIKE ALL FUNDS, THE U.S. SECURITIES AND EXCHANGE COMMISSION HAS NOT APPROVED OR DISAPPROVED THESE SECURITIES OR PASSED UPON THE ADEQUACY OF THIS INFORMATION STATEMENT/PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

SUMMARY

This is only a summary of certain information contained in this Information Statement/Prospectus. Shareholders should carefully read the more complete information in the rest of this Information Statement/Prospectus, including the Plan relating to the Reorganization, a form of which is attached to this Information Statement/Prospectus in Appendix A, and the applicable Acquiring Fund prospectus(es), which accompanies this Information Statement/Prospectus. For purposes of this Information Statement/Prospectus, the terms “shareholder”, “you”, and “your” refer to shareholders of the Target Fund.

What is happening to the Target Fund?

The Target Fund currently operates as a mutual fund. The Target Fund will be reorganized into an ETF through the reorganization of the Target Fund into a newly-created Acquiring Fund formed for this purpose. The Target Fund and the Acquiring Fund have identical investment objectives, investment strategies and fundamental investment policies and have substantially similar risks. The Reorganization of the Target Fund into the Acquiring Fund, along with the subsequent liquidation of the Target Fund, is referred to in this Information Statement/Prospectus as the “Reorganization,” and the Reorganization will be accomplished in accordance with an Agreement and Plan of Reorganization and Liquidation (the “Plan”). For reference purposes, the Target Fund and the Acquiring Fund are listed in the chart below.

Target Fund	Acquiring Fund
Essential 40 Stock Fund	Essential 40 Stock ETF

Shares of the Acquiring Fund will be listed for trading on the NASDAQ Stock Market, LLC. (“NASDAQ”).

How will the Reorganization be implemented?

The Plan provides for the transfer of all of the assets and liabilities of the Target Fund to the Acquiring Fund in exchange for shares of the Acquiring Fund having an aggregate net asset value (“NAV”) equal to the aggregate net asset value of the Target Fund followed immediately by the distribution by the Target Fund to its shareholders of the portion of shares of the Acquiring Fund to which the shareholder is entitled in complete liquidation of the Target Fund, except as noted below.

Upon the closing of the Reorganization, shares of the Acquiring Fund will be transferred to each shareholder’s brokerage account. If a shareholder does not hold their shares of the Target Fund through a brokerage account that can accept shares of the Acquiring Fund on the Closing Date of the Reorganization, the shareholder will not receive shares of the Acquiring Fund as part of the Reorganization. Instead, the shareholder’s investment will be liquidated and the shareholder will receive cash equal in value to the NAV of their Target Fund shares.

After shares of the Acquiring Fund are distributed to the Target Fund’s shareholders, the Target Fund will be completely liquidated and dissolved. As a result of the Reorganization, you will cease to be a shareholder of the Target Fund and will become a shareholder of the Acquiring Fund. This exchange will occur after the close of business on the Closing Date of the Reorganization, which is the specific date on which the Reorganization takes place. The expected Closing Date of the Reorganization is indicated below:

Expected Closing Date
October 18, 2024

The Closing Date may be delayed. The Target Fund in which you hold shares will publicly disclose any changes to the Closing Date.

Why is the Reorganization happening and did the Board approve the Reorganization?

After consideration of all relevant factors, including the potential impact of the Reorganization on different subsets of the Target Fund’s shareholders, the Target Fund’s investment adviser, KKM Financial, LLC (“KKM”), proposed that the Target Fund be reorganized into the Acquiring Fund because of certain benefits associated with the ETF structure, which KKM believes will better serve the interests of Target Fund shareholders. As discussed in more detail below, these benefits include the same gross and net expenses, additional trading flexibility, increased transparency, and the potential for enhanced tax efficiency.

Current shareholders of the Target Fund will be subject to a lower gross expense ratio and the same net expense ratio in the Acquiring Fund. Following the Reorganization, it is expected that the Acquiring Fund will have a lower gross expense ratio, and the same net expense ratio and fee waiver ratio as the Target Fund. Additionally, the ability of KKM to recoup fees waived or reimbursed pursuant to the operating expense limitation agreements will be the same for the Acquiring Fund as it is for the Target Fund.

As a shareholder of the Target Fund you can only purchase or redeem your shares of the Target Fund at a price based on the Target Fund’s NAV that is next calculated after your order is received by the Target Fund. This NAV is calculated once per business day. As a shareholder of the Acquiring Fund, however, you will be able to purchase and sell shares of the Acquiring Fund throughout a trading day on the secondary market. These trades will occur at market prices, which may be higher or lower than the Acquiring Fund’s NAV. This intraday liquidity will give you the opportunity to act on purchase and sale decisions immediately, rather than waiting to transact at the Acquiring Fund’s NAV.

Currently, the Target Fund only provides periodic disclosure of their complete portfolio holdings. Following the Reorganization, however, the Acquiring Fund will make its complete portfolio holdings public each business day. This holdings information, along with other information about the Acquiring Fund, will be found on the Acquiring Fund’s website at www.Essential40etf.com.

Current shareholders the Target Fund also are expected to benefit from the potential for greater tax efficiency with the ETF structure, as ETFs generally experience fewer portfolio transactions than mutual funds due to the secondary market liquidity of the ETF structure. While the tax treatment of ETFs and mutual funds is the same, the mechanics of the creation and redemption process for ETFs allow ETFs to acquire securities in-kind and redeem securities in-kind, which generally allows shareholders of an ETF to defer the realization of capital gains as the result of the ETF’s portfolio transactions. However, it is intended that the Acquiring Fund will create and redeem entirely or in part on a cash basis.

The Target Fund and the Acquiring Fund have identical investment objectives, investment strategies and fundamental investment policies and have substantially similar risks. The Acquiring Fund, however, will have the benefits of operating in the ETF structure, in addition to being exposed to certain ETF-specific risks. KKM will continue as the investment adviser of the Acquiring Fund after the Reorganization and no change in portfolio managers will result from the Reorganization. As shareholders of an ETF after the Reorganization, shareholders may bear certain costs with respect to maintaining brokerage accounts and buying and selling Acquiring Fund shares in the secondary market that the shareholders do not experience as shareholders of the Target Fund.

The Board, including all of the Trustees who are not “interested persons” (as defined in the Investment Company Act of 1940, as amended (the “1940 Act”)) (together, the “Independent Trustees”), determined that, with respect to the Reorganization, participation in the Reorganization is in the best interests of each Fund and the interests of the existing shareholders of the Funds, as applicable, will not be diluted as a result of the Reorganization. The Board made this determination based on various factors that are discussed in this Information Statement/Prospectus, under the discussion of the Reorganization in the section entitled “Reasons for the Reorganization.”

How will the Reorganization affect me?

When your Reorganization is consummated, you will cease to be a shareholder of the Target Fund and will become a shareholder of the Acquiring Fund. As described in more detail above, upon completion of the Reorganization, you will receive shares of the Acquiring Fund and in certain cases, cash, having an aggregate NAV equal to the aggregate NAV of the shares of the Target Fund you owned on the Closing Date of the Reorganization. Shares of the Acquiring Fund are not issued in fractional shares. As a result, cash will be paid to shareholders in lieu of fractional shares, which may be taxable.

However, in order to receive shares of the Acquiring Fund as part of the Reorganization, you must hold your shares of the Target Fund through a brokerage account that can accept shares of the Acquiring Fund on the Closing Date of the Reorganization. If you do not currently hold your shares of the Target Fund through a brokerage account that can hold shares of the Acquiring Fund, please see the separate Q&A that accompanies this Information Statement/Prospectus on page xii, for additional actions that you must take to receive shares of the Acquiring Fund as part of the Reorganization. No further action is required for shareholders that hold shares of the Target Fund through a brokerage account that can hold shares of the Acquiring Fund.

In addition, after the Reorganization, individual shares of the Acquiring Fund may only be purchased and sold in the secondary market. Should you decide to purchase or sell shares of the Acquiring Fund after the Reorganization, you will need to place a trade through a broker who will execute your trade in the secondary market at prevailing market prices. Because the Acquiring Fund’s shares trade at market prices rather than at NAV, the Acquiring Fund’s shares may trade at a price less than (discount) or greater than (premium) the Acquiring Fund’s NAV. As with all ETFs, your broker may charge a commission for purchase and sales transactions.

Who will bear the costs associated with the Reorganization?

The costs of the Reorganization will be borne by KKM, whether or not the Reorganization is consummated. Such expenses are not subject to recoupment by KKM The costs of the Reorganization are expected to be $100,000.What are the federal income tax consequences of the Reorganization?

As a condition to the closing of the Reorganization, the Target Fund and the Acquiring Fund must receive an opinion of Alston & Bird LLP to the effect that the Reorganization will constitute a “reorganization” within the meaning of Section 368 of the Internal Revenue Code of 1986, as amended (the “Code”). Accordingly, it is expected that neither you nor, in general, the Target Fund will recognize gain or loss as a direct result of the Reorganization of the Target Fund (except with respect to cash received by a shareholder, if any), and the holding period and aggregate tax basis for the Acquiring Fund shares that you receive will be the same as the holding period and aggregate tax basis of the Target Fund shares that you surrender in the Reorganization. Capital gains from securities sales by the Target Fund prior to the Reorganization may be distributed by the Acquiring Fund after the Reorganization. Prior to the consummation of the Reorganization, you may redeem your Target Fund shares, generally resulting in the recognition of gain or loss for U.S. federal income tax purposes based on the difference between your tax basis in the shares and the amount you receive for them. Different tax considerations apply to you if you do not hold your Target Fund shares via a brokerage account that can accept shares of the Acquiring Fund on the Closing Date and therefore have your investment liquidated.

You should consult your tax advisor regarding the effect, if any, of the Reorganization, in light of your individual circumstances. You should also consult your tax advisor about state and local tax consequences. For more information about the tax consequences of the Reorganization, please see the section entitled “Information about the Plan—What are the tax consequences of the Reorganization?”

How do the Funds’ investment objectives, investment strategies, and investment policies compare?

The Target Fund and the Acquiring Fund have identical investment objectives, investment strategies and fundamental investment policies. Since the Acquiring Fund has not yet commenced operations, the information below will be accurate as of the time of this Information Statement/Prospectus.

For additional discussion regarding structural differences between the Target Fund and the Acquiring Fund, please see the separate Q&A titled “What are the differences between an ETF and a mutual fund?”

Investment Objective

The Target Fund and Acquiring Fund have the same investment objective. Each Fund seeks to seek to track, before fees and expenses, the performance of the Essential 40 Stock Index.

The investment objective of each Fund is non-fundamental, which means that it may be changed without the approval of a Fund’s shareholders upon 60 days’ written notice to the Fund’s shareholders.

Investment Strategies

The Target Fund and the Acquiring Fund have identical investment strategies, but for a change to the first sentence noted in the comparison below.

Target Fund	Acquiring Fund

The Fund, under normal market conditions, invests at least 80% of its net assets (plus any borrowings for investment purposes) in the common stocks of companies that comprise the Essential 40 Stock Index™ (the “Index”), which measures the investment return of the equity securities of forty blue-chip U.S companies. Generally, the Adviser anticipates that the Fund will hold all forty of the securities that comprise the Index in proportion to their weightings in the Index. Under certain circumstances, however, the Fund may purchase a sample of securities in the Index if it is not possible or practicable to replicate the Index. There also may be instances in which the Adviser may choose to underweight or overweight a security in the Index, purchase securities not in the Index that the Adviser believes are appropriate to substitute for certain securities in the Index, or utilize various combinations of other available investment techniques. The circumstances that would cause the Adviser to hold a representative sampling of the Index include, but are not limited to, the following circumstances: the Fund may sell securities that are represented in the Index in anticipation of their removal from the Index; the Fund may purchase securities not represented in the Index in anticipation of their addition to the Index; or there may be corporate actions resulting in a cash take-over or bankruptcy which are examples of events that would cause the Adviser to sell a security. The Fund may also temporarily invest in securities not included in the Index that are expected to be correlated with the securities included in the Index. To manage risk, the Fund may also invest in S&P 500 futures and options when the Adviser determines that such investments would benefit the Fund. The Fund will normally limit its investment in S&P 500 futures and options to 5% or less of its net assets, although it can invest up to 20% of its net assets in such instruments.

Given the Fund’s investment objective of attempting to track the Index, the Fund does not follow traditional methods of active investment management, which may involve buying and selling securities based upon analysis of economic and market factors. The Adviser, however, reserves the ability to underweight or overweight stocks in the Index or to utilize S&P 500 futures or options to manage risk as it deems necessary.

The Index is an index created by FSH Trading, LLC (“FSH”) and is calculated and distributed by Solactive AG. The Index is an index of companies providing goods and services that are, in the view of FSH, essential to the American economy and way of life. The Index has 40 components that are selected by a committee within FSH, using a qualitative approach to determine which companies, in the view of the committee, are irreplaceable and too essential to fail. At its inception on December 31, 2013, the Index was constructed as equally weighted, and the component weightings fluctuate going forward based on return performance alone. The Index, however, is rebalanced annually on the second calendar Monday of January. In the event that the NYSE, NASDAQ or AMEX are closed on that day, rebalancing occurs on the following business day. Each component of the Index is weighted equally at 2.5% when rebalanced but again may fluctuate as a result of individual stock performance until it is rebalanced again. The committee seeks to have the Index diversified across sectors and industries and seeks only to make changes to the Index components as the American economy evolves or market events and corporate actions necessitate.

Same, except that the first sentence of the first paragraph will read:

The Fund is an actively-managed exchange-traded fund (“ETF”) that normally invests at least 80% of its net assets (plus any borrowings for investment purposes) in the common stocks of companies that comprise the Essential 40 Stock Index™ (the “Index”), which measures the investment return of the equity securities of forty blue-chip U.S companies.

Investment Policies

Fundamental Investment Policies

The Target Fund and the Acquiring Fund have adopted the same fundamental investment policies, which may not be changed without prior shareholder approval.

The following fundamental investment restrictions may not be changed without approval by a “majority of the outstanding shares” of the applicable Fund, which means the vote of the lesser of (a) 67% or more of the shares of a fund represented at a meeting, if the holders of more than 50% of the outstanding shares of a fund are present or represented by proxy, or (b) more than 50% of the outstanding shares of a fund.

Target Fund	Acquiring Fund
The Fund may not:	Same
1. Issue senior securities. This limitation is not applicable to activities that may be deemed to involve the issuance or sale of a senior security by the Fund, provided that the Fund’s engagement in such activities is consistent with or permitted by the 1940 Act, as amended, the rules and regulations promulgated thereunder or interpretations of the SEC or its staff;	Same
2. Borrow money, except (a) from a bank, provided that immediately after such borrowing there is an asset coverage of 300% for all borrowings of the Fund; or (b) from a bank or other persons for temporary purposes only, provided that such temporary borrowings are in an amount not exceeding 5% of the Fund’s total assets at the time when the borrowing is made. This limitation does not preclude the Fund from entering into reverse repurchase transactions, provided that the Fund has an asset coverage of 300% for all borrowings and repurchase commitments of the Fund pursuant to reverse repurchase transactions;	Same
3. Purchase securities on margin, participate on a joint or joint and several basis in any securities trading account, or underwrite securities. (Does not preclude the Fund from obtaining such short-term credit as may be necessary for the clearance of purchases and sales of its portfolio securities, and except to the extent that the Fund may be deemed an underwriter under the Securities Act of 1933, by virtue of disposing of portfolio securities);	Same
4. Purchase or sell real estate or interests in real estate. This limitation does not preclude the Fund from investing in companies engaged in the real estate business or that have a significant portion of their assets in real estate;	Same
5. Invest 25% or more of the market value of its assets in the securities of companies engaged in any one industry. (Does not apply to investment in the securities of the U.S. Government, its agencies or instrumentalities.);	Same

6. Purchase or sell commodities (unless acquired as a result of ownership of securities or other investments) or commodity futures contracts, except that the Fund may purchase and sell futures contracts and options to the full extent permitted under the 1940 Act, sell foreign currency contracts in accordance with any rules of the Commodity Futures Trading Commission, invest in securities or other instruments backed by commodities, and invest in companies that are engaged in a commodities business or have a significant portion of their assets in commodities;	Same
7. Make loans to others, except (a) through the purchase of debt securities in accordance with its investment objectives and policies, (b) to the extent the entry into a repurchase agreement is deemed to be a loan, and (c) by loaning portfolio securities; or	Same
8. With respect to 75% of its total assets, invest 5% or more of its total assets in securities of a single issuer or hold more than 10% of the voting securities of such issuer (does not apply to investment in the securities of the U.S. government, its agencies or instrumentalities, or other investment companies). As a matter of operating policy, the Fund will not consider repurchase agreements to be subject to the above-stated 5% limitation if all of the collateral underlying the repurchase agreements are U.S. government securities and such repurchase agreements are fully collateralized.	Same

Non-Fundamental Investment Policies

The following investment restrictions are not “fundamental”, meaning that the Board of the Target Fund and Acquiring Fund may change these investment restrictions without shareholder approval.

Target Fund	Acquiring Fund
The Fund may:	Same
1. Invest in other investment companies to the extent permitted by the Investment Company Act of 1940 (“1940 Act”) or the rules thereunder or pursuant to exemptive relief granted by the Securities and Exchange Commission (“SEC”).	Same
The Fund may not:	Same
1. Invest 15% or more of the value of its net assets, computed at the time of investment, in illiquid securities. Illiquid securities are those securities without readily available market quotations, including repurchase agreements having a maturity of more than seven days. Illiquid securities may include restricted securities not determined by the Board of Trustees to be liquid, non-negotiable time deposits, over-the-counter options and repurchase agreements providing for settlement in more than seven days after notice.	Same
2. Invest in other investment companies advised by the same investment adviser as the Fund or in investment companies advised by affiliates of such adviser.	Same

What are the principal risks of an investment in the Acquiring Fund?

An investment in the Acquiring Fund involves risks common to most open-end funds. There is no guarantee against losses resulting from investments in the Funds, nor that the Funds will achieve their investment objectives. You may lose money if you invest in the Funds.

The risks associated with an investment in the shares of the Acquiring Fund and the Target Fund are identical, except that the Acquiring Fund is an ETF, and, as a result of an ETF’s structure, an investment in the shares of the Acquiring Fund is exposed to the following ETF-specific risks:

Early Close/Trading Halt Risk.

An exchange or market may close or impose a market trading halt or issue trading halts on specific securities, or the ability to buy or sell certain securities or financial instruments may be restricted, which may prevent the Acquiring Fund from buying or selling certain securities or financial instruments. In these circumstances, the Acquiring Fund may be unable to rebalance its portfolio, may be unable to accurately price its investments and may incur substantial trading losses.

ETF Structure Risk.

The Acquiring Fund is structured as an ETF and as a result is subject to the special risks, including:

●	Authorized Participant Risk. Only an authorized participant may engage in creation or redemption transactions directly with the Acquiring Fund. The Acquiring Fund has a limited number of institutions that may act as authorized participants on an agency basis (i.e., on behalf of other market participants). To the extent that authorized participants exit the business or are unable to proceed with creation or redemption orders with respect to the Acquiring Fund and no other authorized participant is able to step forward to create or redeem Creation Units, Fund shares may be more likely to trade at a premium or discount to net asset value and possibly face trading halts or delisting.

●	Not Individually Redeemable. Shares are not redeemable by retail investors and may be redeemed only by authorized participants at NAV and only in Creation Units. A retail investor generally incurs brokerage costs when selling shares.

●	Trading Issues. Trading in Shares on the Exchange may be halted due to market conditions or for reasons that, in the view of the Exchange, make trading in Shares inadvisable, such as extraordinary market volatility. There can be no assurance that Shares will continue to meet the listing requirements of the Exchange, which may result in the trading of the Shares being suspended or the Shares being delisted. An active trading market for the Shares may not be developed or maintained. If the Shares are traded outside a collateralized settlement system, the number of financial institutions that can act as authorized participants that can post collateral on an agency basis is limited, which may limit the market for the Shares and lead to a difference in the market price of the Shares and their underlying value.

●	Market Price Variance Risk. Individual Shares of the Acquiring Fund that are listed for trading on the Exchange can be bought and sold in the secondary market at market prices. The market prices of Shares will fluctuate in response to changes in NAV and supply and demand for Shares. There may be times when the market price and the NAV vary significantly and you may pay more than NAV when buying Shares on the secondary market, and you may receive less than NAV when you sell those Shares. The market price of Shares, like the price of any exchange traded security, includes a “bid-ask spread” charged by the exchange specialists, market makers or other participants that trade the particular security. In times of severe market disruptions, the bid-ask spread often increases significantly. This means that Shares may trade at a discount to NAV and the discount is likely to be greatest when the price of Shares is falling fastest, which may be the time that you most want to sell your Shares. The Acquiring Fund’s investment results are measured based upon the daily NAV of the Acquiring Fund over a period of time. Investors purchasing and selling Shares in the secondary market may not experience investment results consistent with those experienced by those authorized participants creating and redeeming directly with the Acquiring Fund.

○	In times of market stress, market makers may step away from their role market making in shares of ETFs and in executing trades, which can lead to differences between the market value of Shares and the Acquiring Fund’s NAV.

○	The market price for the Shares may deviate from the Acquiring Fund’s NAV, particularly during times of market stress, with the result that investors may pay significantly more or significantly less for Shares than the Acquiring Fund’s NAV, which is reflected in the bid and ask price for Fund shares or in the closing price.

○	When all or a portion of an ETFs underlying securities trade in a market that is closed when the market for the Shares is open, there may be changes from the last quote of the closed market and the quote from the Acquiring Fund’s domestic trading day, which could lead to differences between the market value of the Shares and the Acquiring Fund’s NAV.

○	In stressed market conditions, the market for the Shares may become less liquid in response to the deteriorating liquidity of the Acquiring Fund’s portfolio. This adverse effect on the liquidity of the Shares may, in turn, lead to differences between the market value of the Shares and the Acquiring Fund’s NAV.

For further information about the risks of investments in the Funds, see the section entitled “Comparison of the Funds’ Risks” below.

How will the Reorganization affect my fees and expenses?

Following the Reorganization, it is expected that the Acquiring Fund will have a lower gross expense ratio and the same net expense ratio as Class I shares of the Target Fund. A comparison of the fees and expenses of the Target Fund and Acquiring Fund is provided below under the heading, “What are the fees and expenses of the Funds and what might they be after the Reorganization?”

What are the distribution arrangements for the Funds?

The Target Fund and Acquiring Fund are distributed by Northern Lights Distributors LLC (the “Distributor”), which serves as the principal underwriter for the shares of the Funds. The Distributor is registered with the SEC as a broker-dealer and is a member of the Financial Industry Regulatory Authority. The Distributor distributes Creation Units (as defined below) for the Acquiring Fund on an agency basis and does not maintain a secondary market in shares of the Acquiring Fund. The Distributor has no role in determining the investment policies of the Acquiring Fund or the securities that are purchased or sold by the Funds. The Distributor’s principal address is 4221 North 203rd Street, Suite 100, Elkhorn, NE 68022.

What are the Funds’ arrangements for purchases and redemptions

The Target Fund and the Acquiring Fund have different procedures for purchasing, exchanging, and redeeming shares, which are summarized below. You may refer to the applicable Acquiring Fund prospectus accompanying this Information Statement/Prospectus under the section entitled “Purchase and Sale of Fund Shares” for the procedures applicable to purchases and redemptions of the shares of the Acquiring Fund. The Target Fund prospectus provides information under the section entitled “Purchasing Shares,” “Exchanging Shares,” and “Selling (Redeeming) Shares” with respect to the procedures applicable to purchases and sales of the shares of the Target Fund.

Acquiring Fund

Investors may buy and sell Shares of the Acquiring Fund through a broker dealer on The NASDAQ Stock Market, LLC (the “NASDAQ”). Shares trade under the following ticker symbol: “ESN” Shares can be bought and sold on NASDAQ throughout the trading day like shares of other publicly traded companies.

Shares of the Acquiring Fund may be acquired or redeemed directly from the Acquiring Fund only by Authorized Participants in Creation Units or multiples thereof, in creation or redemption transactions.

You may buy and sell individual Shares of the Acquiring Fund only through a broker dealer in secondary market transactions on NASDAQ. There is no minimum investment required. Shares may only be purchased and sold on the secondary market when NASDAQ is open for trading. NASDAQ is open for trading Monday through Friday and is closed on weekends and the following holidays, as observed: New Year’s Day, Martin Luther King, Jr. Day, Presidents’ Day, Good Friday, Memorial Day, Juneteenth, Independence Day, Labor Day, Thanksgiving Day and Christmas Day.

When buying or selling Shares through a broker, you will incur customary brokerage commissions and charges, and you may pay some or all of the spread between the bid and the offered price in the secondary market on each leg of a round trip (purchase and sale) transaction.

Authorized Participants may acquire Shares directly from the Acquiring Fund, and Authorized Participants may tender their Shares for redemption directly to the Acquiring Fund, at NAV per Share only in large blocks, or Creation Units, of 10,000 Shares for the Acquiring Fund. Creation and redemption transactions will generally be transacted in-kind, however, the Acquiring Fund reserves the right to do so in cash as well.

The Acquiring Fund issues and redeems Shares at NAV only in large blocks of 10,000 Shares (each block of Shares is called a “Creation Unit”) to Authorized Participants that have entered into agreements with the Acquiring Fund’s distributor. Creation Units are issued and redeemed for cash and/or in-kind for securities. Except when aggregated in Creation Units, the Shares are not redeemable securities of the Acquiring Fund.

Purchases and redemptions directly with the Acquiring Fund must follow the Acquiring Fund’s procedures, which are described in the SAI. The Trading Sub-Adviser is responsible for executing creation and redemption transactions subject to the oversight of the Adviser.

Investors who buy and sell Shares in secondary market transactions through brokers purchase and sell such Shares at market prices. The market price of Shares may be greater than, equal to, or less than the Acquiring Fund’s NAV. Market forces of supply and demand, economic conditions and other factors may affect the trading prices of Shares.

Target Fund

Purchasing Target Fund Shares

Purchase by Mail. To purchase the Target Fund’s shares by mail, simply complete and sign the Account Application and mail it, along with a check made payable to the “Essential 40 Stock Fund,” as applicable to:

via regular mail:	via overnight mail:
Essential 40 Stock Fund	Essential 40 Stock Fund
c/o Ultimus Fund Solutions, LLC	c/o Ultimus Fund Solutions, LLC
P.O. Box 541150	4221 North 203rd Street, Suite 100
Omaha, NE 68154	Elkhorn, NE 68022

Purchase through Brokers. You may invest in the Target Fund through brokers or agents who have entered into selling agreements with the Target Fund’s distributor. The brokers and agents are authorized to receive purchase and redemption orders on behalf of the Target Fund. The Target Fund will be deemed to have received a purchase or redemption order when an authorized broker or its designee receives the order. The broker or agent may set their own initial and subsequent investment minimums. You may be charged a fee if you use a broker or agent to buy or redeem shares of the Target Fund. Finally, various servicing agents use procedures and impose restrictions that may be in addition to, or different from those applicable to investors purchasing shares directly from the Target Fund. You should carefully read the program materials provided to you by your servicing agent. Such brokers are authorized to designate other intermediaries to receive purchase and redemption orders on the Target Fund’s behalf.

Purchase by Wire. If you wish to wire money to make an investment in the Target Fund, please call the Target Fund at 1-844-767-3863 for wiring instructions and to notify the Target Fund that a wire transfer is coming. Any commercial bank can transfer same-day funds via wire. The Target Fund will normally accept wired funds for investment on the day received if they are received by the Target Fund’s designated bank before the close of regular trading on the NYSE. Your bank may charge you a fee for wiring same-day funds.

Automated Clearing House (ACH) Purchase. Current shareholders may purchase additional shares via the Automated Clearing House (“ACH”). To have this option added to your account, please send a letter to the Target Fund requesting this option and supply a voided check for the bank account. Only bank accounts held at domestic institutions that are ACH members may be used for these types of transactions.

You may not use ACH transactions for your initial purchase of Target Fund shares. ACH purchases will be effective at the closing price per share on the business day after the order is placed. The Target Fund may alter, modify or terminate this purchase option at any time.

Shares purchased by ACH will not be available for redemption until the transactions have cleared. Shares purchased via ACH transfer may take up to 15 days to clear.

Automatic Investment Plan. You may participate in the Target Fund’s Automatic Investment Plan, an investment plan that automatically moves money from your bank account and invests it in the Target Fund through the use of electronic funds transfers or automatic bank drafts. You may elect to make subsequent investments by transfers of a minimum of $100 on specified days of each month into your established Target Fund account. Please contact the Target Fund at 1-844-767-3863 for more information about the Target Fund’s Automatic Investment Plan. Minimum initial investment requirements may be waived for Automatic Investment Plan investors, at the Target Fund’s discretion.

The Target Fund, however, reserves the right, in its sole discretion, to reject any application to purchase shares. Applications will not be accepted unless they are accompanied by a check drawn on a U.S. bank, thrift institutions, or credit union in U.S. funds for the full amount of the shares to be purchased. After you open an account, you may purchase additional shares by sending a check together with written instructions stating the name(s) on the account and the account number, to the above address. Make all checks payable to “Essential 40 Stock Fund”. The Target Fund will not accept cash, third party checks (except for properly endorsed IRA rollover checks), counter checks, starter checks, traveler’s checks, money orders, credit card checks, and checks drawn on non-U.S. financial institutions will not be accepted. Cashier’s checks, bank official checks, and bank money orders are reviewed on a case-by-case basis and may be accepted under certain circumstances. In such cases, a 15-business day hold will be applied to the funds (which means that you may not redeem your shares until the holding period has expired).

Note: Ultimus Fund Solutions, LLC, the Target Fund’s transfer agent, will charge a $25 fee against a shareholder’s account, in addition to any loss sustained by the Target Fund, for any check or electronic payment returned to the transfer agent for insufficient funds.

Anti-Money Laundering Program. The USA PATRIOT Act requires financial institutions, including the Target Fund, to adopt certain policies and programs to prevent money-laundering activities, including procedures to verify the identity of customers opening new accounts. As requested on the application, you should supply your full name, date of birth, social security number and permanent street address. Mailing addresses containing a P.O. Box will not be accepted. This information will assist the Target Fund in verifying your identity. Until such verification is made, the Target Fund may temporarily limit additional share purchases. In addition, the Target Fund may limit additional share purchases or close an account if it is unable to verify a shareholder’s identity. As required by law, the Target Fund may employ various procedures, such as comparing the information to fraud databases or requesting additional information or documentation from you, to ensure that the information supplied by you is correct.

In order to ensure compliance with these laws, the Account Application asks for, among other things, the following information for all “customers” seeking to open an “account” (as those terms are defined in rules adopted pursuant to the USA PATRIOT Act):

●	full name;

●	date of birth (individuals only);

●	Social Security or taxpayer identification number; and

●	permanent street address (P.O. Box only is not acceptable).

Accounts opened by entities, such as corporations, limited liability companies, partnerships or trusts, will require additional documentation.

Please note that if any information listed above is missing, your Account Application will be returned and your account will not be opened. In compliance with the USA PATRIOT Act and other applicable anti-money laundering laws and regulations, the Transfer Agent will verify the information on your application as part of the Program. The Target Fund reserves the right to request additional clarifying information and may close your account if such clarifying information is not received by the Target Fund within a reasonable time of the request or if the Target Fund cannot form a reasonable belief as to the true identity of a customer. If you require additional assistance when completing your Account Application, please contact the Transfer Agent at 1-844-767-3863.

Selling (Redeeming) Target Fund Shares

The Target Fund typically expects that it will take up to 7 days following the receipt of your redemption request to pay out redemptions from cash, cash equivalents, proceeds from the sale of Target Fund shares, any line of credit, and then from the sale of portfolio securities. These redemption payment methods will be used in regular and stressed market conditions.

You may redeem all or any portion of the shares credited to your account by submitting a written request for redemption to:

via regular mail:	via overnight mail:
Essential 40 Stock Fund	Essential 40 Stock Fund
c/o Ultimus Fund Solutions, LLC	c/o Ultimus Fund Solutions, LLC
P.O. Box 541150	4221 North 203rd Street, Suite 100
Omaha, NE 68154	Elkhorn, NE 68022

Redemptions by Telephone. The telephone redemption privilege is automatically available to all new accounts. If you do not want the telephone redemption privilege, you must indicate this in the appropriate area on your account application or you must write to the Target Fund and instruct it to remove this privilege from your account.

The proceeds will be sent by mail to the address designated on your account or wired directly to your existing account in a bank or brokerage firm in the United States as designated on your application. To redeem by telephone, call 1-844-767-3863. The redemption proceeds normally will be sent by mail or by wire within three business days after receipt of your telephone instructions. If you own an IRA, you will be asked whether or not the Target Fund should withhold federal income tax.

The Target Fund reserves the right to suspend the telephone redemption privileges with respect to your account if the name(s) or the address on the account has been changed within the previous 30 days. Neither the Target Fund, the transfer agent nor their respective affiliates will be liable for complying with telephone instructions they reasonably believe to be genuine or for any loss, damage, cost or expenses in acting on such telephone instructions and you will be required to bear the risk of any such loss. The Target Fund or the transfer agent, or both, will employ reasonable procedures to determine that telephone instructions are genuine. If the Target Fund and/or the transfer agent do not employ these procedures, they may be liable to you for losses due to unauthorized or fraudulent instructions. These procedures may include, among others, requiring forms of personal identification prior to acting upon telephone instructions, providing written confirmation of the transactions and/or tape recording telephone instructions.

Based on market activity and call volumes, you may encounter longer than usual wait times. In order to receive the current day’s NAV for your trade, the request must be received prior to the market close. Please allow sufficient time to ensure you are able to submit your transaction request. Neither the Target Fund nor its transfer agent will be held liable if you are unable to place your trade due to high call volume.

Redemptions through Broker. If shares of the Target Fund are held by a broker-dealer, financial institution or other servicing agent, you must contact that servicing agent to redeem shares of the Target Fund. The servicing agent may charge a fee for this service.

Redemptions by Wire. You may request that your redemption proceeds be wired directly to your bank account. The Target Fund’s transfer agent imposes a $15 fee for each wire redemption and deducts the fee directly from your account. Your bank may also impose a fee for the incoming wire.

Systematic Withdrawal Plan. If your individual accounts, IRA or other qualified plan account have a current account value of at least $10,000, you may participate in the Target Fund’s Systematic Withdrawal Plan, an investment plan that automatically moves money to your bank account from the Target Fund through the use of electronic funds transfers. You may elect to make subsequent withdrawals by transfers of a minimum of $100 on specified days of each month into your established bank account. Please contact the Target Fund at 1-844-767-3863 for more information about the Target Fund’s Systematic Withdrawal Plan.

COMPARISON OF SOME IMPORTANT FEATURES OF THE FUNDS

How do the performance records of the Funds compare?

The Acquiring Fund is a newly-formed “shell” fund that has not yet commenced operations, and therefore will have no performance history prior to the Reorganization. The Acquiring Fund has been organized solely in connection with the Reorganization to acquire all of the assets and liabilities of the Target Fund and continue the business of the Target Fund. Therefore, after the Reorganization, the Target Fund will be the “accounting survivor.” This means that the Acquiring Fund will continue to show the historical investment performance and returns of the Target Fund (even after liquidation of the Target Fund).

The bar chart and performance table gives some indication of the risks of investing in the Target Fund. The bar chart shows the performance of Class I shares of the Target Fund for each full calendar year since the Target Fund’s inception. The Average Annual Total Returns table shows how the Target Fund’s average annual returns compare with those of a broad measure of market performance. Performance prior to December 4, 2017 reflects the performance of the Target Fund under its previous investment strategy. Remember, the Target Fund’s past performance, before and after taxes, is not necessarily an indication of how the Target Fund will perform in the future. Updated performance information will be available at no cost by calling the Target Fund toll-free at 1-844-767-3863.

Calendar Year Returns as of December 31,

The calendar year-to-date return for the Target Fund’s Class I shares as of June 30, 2024 was 7.33%.

During the period shown in the bar chart, the best performance for a quarter was 15.96% (for the quarter ended June 30, 2020). The worst performance was -22.63% (for the quarter ended March 31, 2020).

Average Annual Total Returns for the periods ended December 31, 2023

	One Year	Five Year	Life of Fund*
Target Fund
Return Before Taxes	23.91%	13.04%	6.57%
Return After Taxes on Distributions	23.17%	11.72%	5.82%
Return After Taxes on Distributions and Sale of Fund Shares	14.66%	10.30%	5.18%
S&P 500 Total Return Index (reflects no deduction for fees, expenses or taxes)	26.29%	15.69%	11.92%
Essential 40 Stock Index Total Return (reflects no deduction for fees, expenses or taxes)	24.90%	13.83%	13.11%

*	Class I shares of the Target Fund commenced operations on June 11, 2014.

What are the fees and expenses of the Funds and what might they be after the Reorganization?

Shareholders of the Funds pay various fees and expenses, either directly or indirectly. The tables below show the fees and expenses that you would pay if you were to buy, hold and sell shares of each Fund. The fees and expenses in the tables appearing below are based on the expenses paid by the Target Fund as of May 31, 2024 (the end of the Fund’s most recently completed fiscal year) and the anticipated expenses of the Acquiring Fund during its first year of operation.

The tables show the pro forma expenses of the Acquiring Fund after giving effect to the Reorganization, based on pro forma net assets as of May 31, 2024, as if the Reorganization were in effect for the applicable 12-month period. The fee tables do not reflect the costs associated with the Reorganization which are being borne by the Adviser, whether or not the Reorganization is consummated, and not by the Funds. The costs of the Reorganization are estimated to be approximately $100,000. There is no separate pro forma combined column because the Acquiring Fund pro forma tables show the fees and expenses that will apply going forward; the Acquiring Fund is not operational and does not currently have investment assets. Pro forma numbers are estimated in good faith and are hypothetical. Pro forma numbers do not reflect any potential liquidation of shareholders associated with the Reorganization or cash paid in lieu of fractional Acquiring Fund shares. Actual expenses may vary significantly.

Fees

SHAREHOLDER FEES (Fees paid directly from your investment)
	Target Fund – Essential 40 Stock Fund	Pro-Forma – Acquiring Fund – Essential 40 Stock ETF
	Class I	ETF Shares
Maximum Account Fee on Redemptions (for wire redemptions only)	$15	N/A

ANNUAL FUND OPERATING EXPENSES (Expenses that you pay each year as a percentage of the value of your investment)
	Target Fund – Essential 40 Stock Fund	Pro-Forma – Acquiring Fund – Essential 40 Stock ETF
	Class I	ETF Shares
Management Fees	0.50%	0.50%
Distribution (Rule 12b-1) Fees	0.00%	0.00%
Other Expenses	0.55%	0.50%[1]
Total Annual Fund Operating Expenses	1.05%	1.00%
Fee Waiver/Expense Reimbursement	(0.35%)[2]	(0.30%)[3]
Total Annual Fund Operating Expenses After Fee Waiver/Expense Reimbursement	0.70%	0.70%

[1]	“Other Expenses” for Essential 40 Stock ETF are based on estimated amounts for the current fiscal year and calculated as a percentage of the Fund’s assets.
[2]	Pursuant to an operating expense limitation agreement between KKM Financial LLC (the “Adviser”) and the Target Fund, the Adviser has agreed to waive its fees and/or absorb expenses of the Target Fund to ensure that Total Annual Fund Operating Expenses (excluding any front-end or contingent deferred loads, brokerage fees and commissions, acquired fund fees and expenses, borrowing costs (such as interest and dividend expense on securities sold short), taxes and extraordinary expenses such as litigation) for the Target Fund do not exceed 0.70% of the Fund’s average net assets for Class I shares through September 30, 2024. This operating expense limitation agreement can be terminated only by, or with the consent of, the Board of Trustees. The Adviser is permitted to receive reimbursement from the Target Fund for fees it waived and Fund expenses it paid, subject to the limitation that: (1) the reimbursement for fees and expenses will be made only if payable within three years from the date the fees and expenses were initially waived or reimbursed; and (2) the reimbursement may not be made if it would cause the expense limitation in effect at the time of the waiver or currently in effect, whichever is lower, to be exceeded.
[3]	Pursuant to an operating expense limitation agreement between the Adviser and the Acquiring Fund, the Adviser has agreed to waive its fees and/or absorb expenses of the Acquiring Fund to ensure that Total Annual Fund Operating Expenses (excluding any front-end or contingent deferred loads, brokerage fees and commissions, acquired fund fees and expenses, borrowing costs (such as interest and dividend expense on securities sold short), taxes and extraordinary expenses such as litigation) for the Acquiring Fund do not exceed 0.70% of the Fund’s average net assets through October 31, 2025. This operating expense limitation agreement can be terminated only by, or with the consent of, the Board of Trustees. The Adviser is permitted to receive reimbursement from the Acquiring Fund for fees it waived and Fund expenses it paid, including those fees and expenses waived or reimbursed for the Target Fund, subject to the limitation that: (1) the reimbursement for fees and expenses will be made only if payable within three years from the date the fees and expenses were initially waived or reimbursed; and (2) the reimbursement may not be made if it would cause the expense limitation in effect at the time of the waiver or currently in effect, whichever is lower, to be exceeded.

Expense Example

The Example is meant to help you compare the cost of investing in the Acquiring Fund with the cost of investing in the Target Fund.

The Example assumes that you invest $10,000 in the Funds for the time periods indicated and then redeem or sell all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that a Fund’s operating expenses remain the same (except that the Example incorporates any applicable fee waiver and/or expense limitation arrangements for only the first year). There is no separate pro forma combined row because the Acquiring Fund pro forma row shows the estimated costs after giving effect to the Reorganization; the Acquiring Fund is not operational and does not currently have investment assets. Pro forma numbers are estimated in good faith and are hypothetical. Pro forma numbers do not reflect any potential liquidation of shareholders associated with the Reorganization or cash paid in lieu of fractional Acquiring Fund shares. Although your actual costs may be higher or lower, based on these assumptions, your costs would be:

	1 Year	3 Years	5 Years	10 Years
Essential 40 Stock Fund — Target Fund
Class I	$72	$301	$546	$1,251
Pro Forma — Essential 40 Stock ETF — Acquiring Fund	$72	$290	$526	$1,203

Pursuant to an operating expense limitation agreement between KKM and the Trust, KKM has agreed to waive its fees and/or absorb expenses of the Acquiring Fund to ensure that Total Annual Fund Operating Expenses (excluding any front-end or contingent deferred loads, brokerage fees and commissions, acquired fund fees and expenses, borrowing costs (such as interest and dividend expense on securities sold short), taxes and extraordinary expenses such as litigation) for the Fund do not exceed 0.70% of the Fund’s average net assets through October 31, 2025. This operating expense limitation agreement can be terminated only by, or with the consent of, the Board of Trustees. KKM is permitted to receive reimbursement from the Acquiring Fund for fees it waived and Fund expenses it paid, including those fees and expenses waived or reimbursed for the Target Fund, subject to the limitation that: (1) the reimbursement for fees and expenses will be made only if payable within three years from the date the fees and expenses were initially waived or reimbursed; and (2) the reimbursement may not be made if it would cause the expense limitation in effect at the time of the waiver or currently in effect, whichever is lower, to be exceeded.

What are the Funds’ income and capital gain distribution policies?

The distribution policies of the Target Fund are the same as the Acquiring Fund with respect to the timing of distributions. Each Fund generally distributes net investment income once annually in December. With respect to each Fund, any net realized gain from the sale of portfolio securities and net realized gains from foreign currency transactions are distributed at least once each year unless they are used to offset losses carried forward from prior years.

What are the Funds’ pricing and valuation arrangements?

The Target Fund and the Acquiring Fund have the same procedures for valuing their portfolio securities. For each Fund, NAV is computed once daily as of the close of regular trading on the NYSE, generally 4:00 PM Eastern Time, on each day that NYSE is open for trading. In addition to Saturday and Sunday, NYSE is closed on the days that the following holidays are observed: New Year’s Day, Martin Luther King, Jr. Day, President’s Day, Good Friday, Memorial Day, Juneteenth, Independence Day, Labor Day, Thanksgiving Day and Christmas Day.

The NAV of the Target Fund takes into account, on a per class basis, the expenses and fees of the Target Fund, including management, administration, and distribution fees, which are accrued daily. The determination of NAV for a share class for a particular day is applicable to all applications for the purchase of shares, as well as all requests for the redemption of shares, received by the Target Fund (or an authorized broker or agent, or its authorized designee) before the close of trading on the NYSE on that day. The NAV of the Acquiring Fund takes into account the expenses and fees of the Acquiring Fund, including management, administration, and distribution fees, which are accrued daily. The determination of NAV for a share for a particular day is applicable to all applications for the purchase of shares, as well as all requests for the redemption of shares, received by the Fund (or an authorized broker or agent, or its authorized designee) before the close of trading on the NYSE on that day.

Generally, each Fund’s securities listed on an exchange are valued each day at the last quoted sales price on each security’s primary exchange. Securities traded or dealt in upon one or more securities exchanges (whether domestic or foreign) for which market quotations are readily available and not subject to restrictions against resale shall be valued at the last quoted sales price on the primary exchange or, in the absence of a sale on the primary exchange, at the mean between the current bid and ask prices on such exchanges. Securities primarily traded in the National Association of Securities Dealers’ Automated Quotation System (“NASDAQ”) National Market System for which market quotations are readily available shall be valued using the NASDAQ Official Closing Price. Securities that are not traded or dealt in any securities exchange (whether domestic or foreign) and for which over-the-counter market quotations are readily available generally shall be valued at the last sale price or, in the absence of a sale, at the mean between the current bid and ask price on such over-the- counter market. Debt securities not traded on an exchange may be valued at prices supplied by a pricing agent(s) based on broker or dealer supplied valuations or matrix pricing, a method of valuing securities by reference to the value of other securities with similar characteristics, such as rating, interest rate and maturity.

If market quotations are not readily available, securities will be valued at their fair market value as determined using the “fair value” procedures approved by the Board. Fair value pricing involves subjective judgments and it is possible that the fair value determined for a security may be materially different than the value that could be realized upon the sale of that security. The fair value prices can differ from market prices when they become available or when a price becomes available. The Board has retained responsibility for all fair value determinations. The Funds’ Board with the assistance of a fair value team composed of one or more officers from each of the (i) Trust, (ii) administrator, and (iii) KKM. The Board may also enlist third party consultants such as an audit firm or financial officer of a security issuer on an as-needed basis to assist in determining a security-specific fair value. The Board reviews and ratifies this process and fair value prices at least quarterly to assure reliable results.

Each Fund may use independent pricing services to assist in calculating the value of the Fund’s securities.

Further information about the Funds’ pricing and valuation arrangements is contained in the prospectus and statement of additional information of the Target Fund and the Statement of Additional Information to this Information Statement/Prospectus.

Who manages the Funds?

The Target Fund and Acquiring Fund are each series of the Trust. The Trust is governed by the Board, which is responsible for overseeing all business activities of the Funds.

KKM is the investment adviser to the Target Fund and the Acquiring Fund. KKM is located at 141 W. Jackson Blvd, Suite 1711 Chicago, IL 60604. KKM offers both high net worth individual and institutional clients portfolio management services in a variety of alternative investment offerings and is a registered investment adviser. As of May 31, 2024, the Adviser has approximately $351 million in assets under management. Of the $351 million, approximately $243 million are discretionary assets and $108 million are non-discretionary assets.

The Funds’ portfolio managers are as follows:

Fund	Portfolio Managers
Target Fund	Jeff Kilburg and Dan Deming
Acquiring Fund	Jeff Kilburg and Dan Deming

Jeff Kilburg. Mr. Kilburg is the CEO & Founder of KKM Financial, LLC (“KKM”) a boutique registered investment adviser based in Chicago, IL. Mr. Kilburg started his career at the Chicago Board Options Exchange (“CBOE”) in Chicago. After learning equity options from Mercury Founders Jon and Pete Najarian at the CBOE, Mr. Kilburg was offered an opportunity in the Chicago Board of Trade (“CBOT”) bond option pit. Subsequently, he joined a specialist group in the 30-year pit, JLS Group. In early 1999, he decided to launch a floor operation of his own at the CBOT. In 2012, he transitioned his floor operations into a SEC registered investment advisory firm.

Mr. Kilburg is a graduate of the Mendoza College of Business at The University of Notre Dame as he was a recipient of a four-year football scholarship under Lou Holtz.

Dan Deming. Mr. Deming serves as Managing Director at KKM Financial, LLC (“KKM”). Mr. Deming’s responsibilities include managing the day-to-day operations of the firm which include; developing and executing the firm’s business plan, strategic initiatives, advisory group oversight, technology, and compliance. Mr. Deming has over 30 years of market experience. Prior to KKM, Mr. Deming served as investment advisor representative for Equity Armor Investments, LLC. His responsibilities included overseeing client accounts, portfolio construction, and supporting the sub-advising team.

Mr. Deming started his career at the CBOE (Chicago Board Options Exchange) as a trader in the S&P 100 Index (OEX) pit in April of 1988. In 2008, Mr. Deming transitioned into the CBOE’s VIX Index option pit. During his time at the CBOE, Mr. Deming also served on the Arbitration Committee. Over the past 10 years, Mr. Deming has become one of the options industry’s more recognized faces in the media, making regular appearances on Bloomberg TV, TD Ameritrade Network, CNN, BNN Bloomberg, Sky News Business, Fox Business News, Business First AM, and CBOE TV. Several news outlets such as; CNBC, Reuters, Wall Street Journal, Bloomberg News, the AP and Dow Jones press, contact Mr. Deming on a regular basis to provide written and quoted market commentary. Working as a liaison with the CBOE, representing both the exchange and his firm, Mr. Deming has served as a guest panelist for several volatility based derivatives symposiums and international trading conferences. Mr. Deming is a graduate of Michigan State University and holds a Series 65 license.

The SAI provides additional information about the portfolio managers’ compensation, other accounts they manage and their ownership of shares of the Fund.

Target Fund

KKM provides investment advisory services to the Target Fund pursuant to an Investment Advisory Agreement dated as of April 25, 2014, between KKM and the Trust, on behalf of the Target Fund (the “Target Fund Advisory Agreement”).

Under the Target Fund Advisory Agreement, KKM, under the supervision of the Board, agrees to invest the assets of the Target Fund in accordance with applicable law and the investment objectives, policies and restrictions set forth in the Target Fund’s current Prospectus and Statement of Additional Information, and subject to such further limitations as the Trust may from time to time impose by written notice to KKM. KKM shall act as the investment advisor to the Target Fund and, as such shall (i) obtain and evaluate such information relating to the economy, industries, business, securities markets and securities as it may deem necessary or useful in discharging its responsibilities here under, (ii) formulate a continuing program for the investment of the assets of the Target Fund in a manner consistent with its investment objective, policies and restrictions, and (iii) determine from time to time securities to be purchased, sold or retained by the Target Fund, and implement those decisions, including the selection of entities with or through which such purchases or sales are to be effected; provided, that KKM will place orders pursuant to its investment determinations either directly with the issuer or with a broker or dealer, and if with a broker or dealer, (a) will attempt to obtain the best price and execution of its orders, and (b) may nevertheless in its discretion purchase and sell portfolio securities from and to brokers who provide KKM with research, analysis, advice and similar services and pay such brokers in return a higher commission or spread than may be charged by other brokers. KKM also provides the Target Fund with all necessary office facilities and personnel for servicing the Target Fund’s investments, compensates all officers, Trustees and employees of the Trust who are officers, directors or employees of KKM, and all personnel of the Target Fund or KKM performing services relating to research, statistical and investment activities. The Target Fund Advisory Agreement was approved by the Board of the Trust, including by a majority of the Independent Trustees, at a meeting held on April 24-25, 2014, and thereafter most recently renewed by the Board of the Trust, including by a majority of the Independent Trustees, at a meeting held on April 18, 2023.

In addition, KKM, directly subject to the supervision of the Board of Trustees, provides the management services necessary for the operation of the Target Fund and such additional administrative services as reasonably requested by the Board of Trustees, including a majority of the Independent Trustees. These services include providing such office space, office equipment and office facilities as are adequate to fulfill KKM’s obligations under the Target Fund Advisory Agreement; assisting the Trust in supervising relations with custodians, transfer and pricing agents, accountants, underwriters and other persons dealing with the Target Fund; assisting in preparing all general shareholder communications and conducting shareholder relations; maintaining the Target Fund’s records and the registration of the Target Fund’s shares under federal securities laws and making necessary filings under state securities laws; developing management and shareholder services for the Target Fund; and furnishing reports, evaluations and analyses on a variety of subjects to the Trustees.

Pursuant to the Target Fund Advisory Agreement, the Target Fund pays KKM a management fee at the following annual rate based on average daily net assets:

Fund	Management Fee
Target Fund	0.50%

The fee is computed daily and payable monthly. KKM has agreed contractually to waive its management fee and to reimburse operating expenses (excluding any front-end or contingent deferred loads, brokerage fees and commissions, acquired fund fees and expenses, borrowing costs (such as interest and dividend expense on securities sold short), taxes and extraordinary expenses such as litigation at least until September 30, 2024, such that net annual fund operating expenses of the Target Fund do not exceed the percentages in the table below.

KKM is permitted to receive reimbursement from the Target Fund for fees it waived and Fund expenses it paid, subject to the limitation that: (1) the reimbursement for fees and expenses will be made only if payable within three years from the date the fees and expenses were initially waived or reimbursed; and (2) the reimbursement may not be made if it would cause the expense limitation in effect at the time of the waiver or currently in effect, whichever is lower, to be exceeded.

Fund	Expense Limitation
Target Fund - Class I	0.70%

The current amount subject to recoupment for the Target Fund is set forth below along with the expiration date of such recoupment:

Expiration Date	Amount Available
May 31, 2025	$218,117
May 31, 2026	$208,476
May 31, 2027	$205,172

Expenses not expressly assumed by KKM under the Target Fund Advisory Agreement are paid by the Target Fund. Under the terms of the Target Fund Advisory Agreement, the Target Fund is responsible for the payment of the following expenses among others: (a) the fees payable to KKM, (b) the fees and expenses of Trustees who are not affiliated persons of KKM or Distributor (as defined under the section entitled (“The Distributor”) (c) the fees and certain expenses of the Custodian (as defined under the section entitled “Custodian”) and Transfer and Dividend Disbursing Agent (as defined under the section entitled “Transfer Agent”), including the cost of maintaining certain required records of the Target Fund and of pricing the Target Fund’s shares, (d) the charges and expenses of legal counsel and independent accountants for the Target Fund, (e) brokerage commissions and any issue or transfer taxes chargeable to the Target Fund in connection with its securities transactions, (f) all taxes and corporate fees payable by the Target Fund to governmental agencies, (g) the fees of any trade association of which the Target Fund may be a member, (h) the cost of share certificates representing shares of the Target Fund, (i) the cost of fidelity and liability insurance, (j) the fees and expenses involved in registering and maintaining registration of the Target Fund and of their shares with the SEC, qualifying its shares under state securities laws, including the preparation and printing of the Target Fund’s registration statements and prospectuses for such purposes, (k) all expenses of shareholders and Trustees’ meetings (including travel expenses of trustees and officers of the Trust who are directors, officers or employees of KKM) and of preparing, printing and mailing reports, proxy statements and prospectuses to shareholders in the amount necessary for distribution to the shareholders, and (l) litigation and indemnification expenses and other extraordinary expenses not incurred in the ordinary course of the Trust’s business.

For the fiscal year ended May 31, 2024, the Target Fund paid investment management fees to KKM, of which KKM waived or recouped the amount set for below:

Fiscal Year Ended	Advisory Fee	Recoupment (Waiver)	Expense (Reimbursement)	Advisory Fee after Waiver
May 31, 2024	$291,167	($205,172)	($0)	$85,995

A discussion regarding the basis for the Board’s approval of the Advisory Agreement with respect to the Target Fund is available in the Target Fund’s Annual Report to Shareholders for the fiscal year ended May 31, 2024.

Acquiring Fund

KKM will provide investment advisory services to the Acquiring Fund pursuant to an investment advisory agreement between KKM and the Trust, on behalf of the Acquiring Fund (the “Acquiring Fund Advisory Agreement”). Subject to such policies as the Board of Trustees may determine, KKM is ultimately responsible for investment decisions for the Acquiring Fund. Pursuant to the terms of the Acquiring Fund Advisory Agreement, KKM provides the Acquiring Fund with such investment advice and supervision as it deems necessary for the proper supervision of the Acquiring Fund’s investments.

After an initial period of two years, the Acquiring Fund Advisory Agreement will continue in effect from year to year only if such continuance is specifically approved at least annually by the Board of Trustees or by vote of a majority of the Acquiring Fund’s outstanding voting securities and by a majority of the trustees who are not parties to the Acquiring Fund Advisory Agreement or interested persons of any such party, at a meeting called for the purpose of voting on the Acquiring Fund Advisory Agreement. The Acquiring Fund Advisory Agreement is terminable without penalty by the Trust on behalf of the Acquiring Fund upon 60 days’ prior written notice when authorized either by a majority vote of the Acquiring Fund’s shareholders or by a vote of a majority of the Board of Trustees, or by KKM upon 60 days’ prior written notice, and will automatically terminate in the event of its “assignment” (as defined in the 1940 Act). The Acquiring Fund Advisory Agreement provides that KKM, under such agreement, shall not be liable for any error of judgment or mistake of law or for any loss arising out of any investment or for any act or omission in the execution of portfolio transactions for the Acquiring Fund, except for willful misfeasance, bad faith or negligence in the performance of its duties, or by reason of reckless disregard of its obligations and duties thereunder.

Under the Acquiring Fund Advisory Agreement, KKM, under the supervision of the Board, agrees to invest the assets of the Acquiring Fund in accordance with applicable law and the investment objectives, policies and restrictions set forth in the Acquiring Fund’s current Prospectus and Statement of Additional Information, and subject to such further limitations as the Trust may from time to time impose by written notice to KKM. KKM shall act as the investment advisor to the Acquiring Fund and, as such shall (i) obtain and evaluate such information relating to the economy, industries, business, securities markets and securities as it may deem necessary or useful in discharging its responsibilities here under, (ii) formulate a continuing program for the investment of the assets of the Acquiring Fund in a manner consistent with its investment objective, policies and restrictions, and (iii) determine from time to time securities to be purchased, sold or retained by the Acquiring Fund, and implement those decisions, including the selection of entities with or through which such purchases or sales are to be effected; provided, that KKM will place orders pursuant to its investment determinations either directly with the issuer or with a broker or dealer, and if with a broker or dealer, (a) will attempt to obtain the best price and execution of its orders, and (b) may nevertheless in its discretion purchase and sell portfolio securities from and to brokers who provide KKM with research, analysis, advice and similar services and pay such brokers in return a higher commission or spread than may be charged by other brokers. KKM also provides the Acquiring Fund with all necessary office facilities and personnel for servicing the Acquiring Fund’s investments, compensates all officers, Trustees and employees of the Trust who are officers, directors or employees of KKM, and all personnel of the Acquiring Fund or KKM performing services relating to research, statistical and investment activities. The Acquiring Fund Advisory Agreement was approved by the Board of the Trust, including by a majority of the Independent Trustees, at a meeting held on July 30, 2024.

In addition, KKM, directly subject to the supervision of the Board of Trustees, provides the management services necessary for the operation of the Acquiring Fund and such additional administrative services as reasonably requested by the Board of Trustees, including a majority of the Independent Trustees. These services include providing such office space, office equipment and office facilities as are adequate to fulfill KKM’s obligations under the Acquiring Fund Advisory Agreement; assisting the Trust in supervising relations with custodians, transfer and pricing agents, accountants, underwriters and other persons dealing with the Acquiring Fund; assisting in preparing all general shareholder communications and conducting shareholder relations; maintaining the Acquiring Fund’s records and the registration of the Acquiring Fund’s shares under federal securities laws and making necessary filings under state securities laws; developing management and shareholder services for the Acquiring Fund; and furnishing reports, evaluations and analyses on a variety of subjects to the Trustees.

Pursuant to the Acquiring Fund Advisory Agreement, the Acquiring Fund pays KKM a management fee at the following annual rate based on average daily net assets:

Fund	Management Fee
Acquiring Fund	0.50%

The fee is computed daily and payable monthly. KKM has agreed contractually to waive its management fee and to reimburse operating expenses (excluding any front-end or contingent deferred loads, brokerage fees and commissions, acquired fund fees and expenses, borrowing costs (such as interest and dividend expense on securities sold short), taxes and extraordinary expenses such as litigation at least until October 31, 2025, such that net annual fund operating expenses of the Acquiring Fund do not exceed the percentages in the table below.

KKM is permitted to receive reimbursement from the Acquiring Fund for fees it waived and Fund expenses it paid, including those fees and expenses waived or reimbursed for the Target Fund, subject to the limitation that: (1) the reimbursement for fees and expenses will be made only if payable within three years from the date the fees and expenses were initially waived or reimbursed; and (2) the reimbursement may not be made if it would cause the expense limitation in effect at the time of the waiver or currently in effect, whichever is lower, to be exceeded.

Fund	Expense Limitation
Acquiring Fund	0.70%

Expenses not expressly assumed by KKM under the Acquiring Fund Advisory Agreement are paid by the Acquiring Fund. Under the terms of the Acquiring Fund Advisory Agreement, the Acquiring Fund is responsible for the payment of the following expenses among others: (a) the fees payable to KKM, (b) the fees and expenses of Trustees who are not affiliated persons of KKM or Distributor (as defined under the section entitled (“The Distributor”) (c) the fees and certain expenses of the Custodian (as defined under the section entitled “Custodian”) and Transfer and Dividend Disbursing Agent (as defined under the section entitled “Transfer Agent”), including the cost of maintaining certain required records of the Acquiring Fund and of pricing the Acquiring Fund’s shares, (d) the charges and expenses of legal counsel and independent accountants for the Acquiring Fund, (e) brokerage commissions and any issue or transfer taxes chargeable to the Acquiring Fund in connection with its securities transactions, (f) all taxes and corporate fees payable by the Acquiring Fund to governmental agencies, (g) the fees of any trade association of which the Acquiring Fund may be a member, (h) the cost of share certificates representing shares of the Acquiring Fund, (i) the cost of fidelity and liability insurance, (j) the fees and expenses involved in registering and maintaining registration of the Acquiring Fund and of their shares with the SEC, qualifying its shares under state securities laws, including the preparation and printing of the Acquiring Fund’s registration statements and prospectuses for such purposes, (k) all expenses of shareholders and Trustees’ meetings (including travel expenses of trustees and officers of the Trust who are directors, officers or employees of KKM) and of preparing, printing and mailing reports, proxy statements and prospectuses to shareholders in the amount necessary for distribution to the shareholders, and (l) litigation and indemnification expenses and other extraordinary expenses not incurred in the ordinary course of the Trust’s business.

A discussion regarding the basis for the Board’s approval of the Acquiring Fund Advisory Agreement with respect to the Acquiring Fund will be available in the Acquiring Fund’s Semi-Annual Report to Shareholders for the period ending November 30, 2024.

INFORMATION ABOUT THE REORGANIZATION

Reasons for the Reorganization

After consideration of all relevant factors, including the potential impact of the Reorganization on different subsets of the Target Fund’s shareholders and because of certain benefits associated with the ETF structure, which KKM believes will better serve the interests of shareholders, KKM proposed that the Target Fund be reorganized into the Acquiring Fund. The Target Fund and the Acquiring Fund have identical investment objectives, investment strategies and investment restrictions and have substantially similar risks. The Acquiring Fund, however, will have the benefits of operating in the ETF structure. KKM will continue as the investment adviser of the Acquiring Fund after the Reorganization and no change in portfolio managers will result from the Reorganization.

As shareholders of an ETF after the Reorganization, shareholders may bear certain costs associated with maintaining brokerage accounts and buying and selling Acquiring Fund shares in the secondary market, including commissions, spreads and other transactions costs, that the shareholders do not experience as shareholders of the Target Fund.

Considerations of the Board in Approving the Reorganizations

The Board considered KKM’ recommendation to approve the Reorganization at a meeting held on May 21, 2024. Prior to approving the Reorganization, the Board reviewed substantial information and other materials provided prior to and during the meeting and at other meetings throughout the past year. Among other things, the Board reviewed, with the assistance of independent legal counsel, the overall proposal for the Reorganization, the principal terms and conditions of the Plan, including that the Reorganization be consummated on a tax-free basis. Prior to acting to approve the Reorganization, the Board considered KKM’ views that:

●	Current shareholders of the Target Fund will be subject to a lower gross expense ratio and the same net expense ratio in the Acquiring Fund. Following the Reorganization, it is expected that the Acquiring Fund will have a lower gross expense ratio and the same net expense ratio and fee waiver ratio as the Target Fund. Additionally, the ability of KKM to recoup fees waived or reimbursed pursuant to the operating expense limitation agreements will be the same for the Acquiring Fund as it is for the Target Fund. The Acquiring Fund will cost less to operate relative to the Target Fund as the Acquiring Fund will not need to incur certain expenses that the Target Fund incurs as part of its operations, including per-account transfer agency fees, state registration fees and certain custody-related expenses.

●	Current shareholders of the Target Fund also are expected to benefit from the potential for greater tax efficiency with the ETF structure, as ETFs generally experience fewer portfolio transactions than mutual funds due to the secondary market liquidity of the ETF structure.

●	ETFs, like the Acquiring Fund, that use their creation and redemption process to acquire securities in-kind and redeem securities in-kind are generally able to externalize certain transaction costs (brokerage fees, commissions, spreads) that mutual funds incur in the ordinary course of their investment activities. These transaction costs can impact a fund’s performance. Accordingly, shareholders of the Acquiring Fund may also benefit from a reduction in certain transaction costs that are incurred by the Target Fund.

●	In addition, shareholders are expected to benefit from the secondary market liquidity of the Acquiring Fund. Shareholders of the Target Fund can only purchase or redeem shares of the Target Fund at a price based on the Target Fund’s NAV that is next calculated after your order is received by the Target Fund. This NAV is calculated once per business day. Shareholders of the Acquiring Fund, however, will be able to purchase and sell shares of the Acquiring Fund throughout a trading day on the secondary market. These trades will occur at market prices, which may be higher or lower than the Acquiring Fund’s NAV. This flexibility will give shareholders the opportunity to act on purchase and sale decisions immediately, rather than once a day.

●	The Reorganization presents attractive opportunities for growth for the Acquiring Fund in light of its expected positioning as an ETF in its investment category, and is intended to expand KKM’ ability to deliver more of its investment capabilities in the ETF vehicle. KKM believes that there is the potential for enhanced growth for the Acquiring Fund based on KKM’ assessment of the ETF market for this strategy, taking into account, among other factors, peers, trends and demands in the applicable investment category, and the benefits of such growth, such as the potential for cost savings from economies of scale.

In considering the Reorganization, the Board also took into account a number of additional factors. Some of the more prominent considerations are discussed further below. The Board considered the following matters, among others and in no order of priority:

●	The fact that there are no differences in investment objective, principal investment strategies, investment restrictions or portfolio management and substantially similar principal risks between the Target Fund and the Acquiring Fund, with the exception of ETF-specific risks;

●	The Acquiring Fund has the same investment adviser and portfolio managers responsible for day-to-day management as the Target Fund and the Board will continue to oversee the Acquiring Fund;

●	The same fees and expenses of the Acquiring Fund as compared to the Target Fund;

●	The fact that KKM has agreed to waive its fees or reimbursement expenses for the Acquiring Fund to the extent necessary to ensure that the net total annual fund operating expenses payable by the Acquiring Fund is not more than the net total annual fund operating expenses that would have been payable by the Target Fund if the Reorganization had not occurred;

●	The benefits of the ETF structure, including increased flexibility to buy and sell shares at current prices, the transparency of portfolio holdings as well as the tax advantages of the ETF structure as discussed above;

●	The Reorganization, as contemplated by the Plan, will be a tax-free reorganization;

●	The costs of the Reorganization, as set forth in the Plan, will be borne by KKM, whether or not the Reorganization is consummated;

●	The interests of the current shareholders of the Target Fund and the Acquiring Fund will not be diluted as a result of the Reorganization;

●	The Target Fund shareholders will receive Acquiring Fund shares with the same aggregate net asset value as their Target Fund shares (adjusted for distributions to redeem fractional shares, if any); and

●	After the Reorganization, the Acquiring Fund shareholders will be able to purchase and sell shares throughout the trading day at the then-prevailing market price on NASDAQ.

The Board, including all of the Independent Trustees, concluded that the Reorganization of the Target Fund into the Acquiring Fund was in the best interests of the Target Fund and its shareholders, and that the Target Fund’s shareholders would not have their interests diluted as a result of the Reorganization. The determinations on behalf of the Fund were made on the basis of each Board member’s business judgment after consideration of all of the factors taken as a whole, though individual Board members may have placed different weight on various factors and assigned different degrees of materiality to various conclusions.

INFORMATION ABOUT THE PLAN

This is only a summary of the Plan. You should read the form of the Plan, which is attached as Appendix A to this Information Statement/Prospectus, for complete information about the Reorganization.

How will the Reorganization be implemented?

The Reorganization will take place after various conditions are satisfied, including the preparation of certain documents. The Trust will determine the Closing Date on which the Reorganization will take place.

The Plan provides for the transfer of all of the assets and liabilities of the Target Fund to the Acquiring Fund in exchange for shares of the Acquiring Fund having an aggregate net asset value (“NAV”) equal to the aggregate NAV of the Target Fund followed immediately by the distribution by the Target Fund to its shareholders of the portion of shares of the Acquiring Fund to which the shareholder is entitled in complete liquidation of the Target Fund except as noted below.

Upon the closing of the Reorganization, shares of the Acquiring Fund will be transferred to each shareholder’s brokerage account. If a shareholder does not hold their shares of the Target Fund through a brokerage account that can accept shares of the Acquiring Fund on the Closing Date of the Reorganization, the shareholder will not receive shares of the Acquiring Fund as part of the Reorganization. Instead, the shareholder’s investment will be liquidated and the shareholder will receive cash equal in value to the NAV of their Target Fund shares.

After shares of the Acquiring Fund are distributed to the Target Fund’s shareholders, the Target Fund will be completely liquidated and dissolved. As a result of the Reorganization, you will cease to be a shareholder of the Target Fund and will become a shareholder of the Acquiring Fund. This exchange will occur on the Closing Date of the Reorganization, which is the specific date on which the Reorganization takes place. The expected Closing Date of the Reorganization is indicated below:

Expected Closing Date
October 18, 2024

The Closing Date may be delayed. The Target Fund in which you hold shares will publicly disclose any changes to the Closing Date.

The parties may agree to amend the Plan to the extent permitted by law. If the Trust determines, the Plan may be terminated or abandoned at any time before the Reorganization.

The Trust has made representations and warranties in the Plan that are customary in matters such as the Reorganization. The Plan contains a number of conditions precedent that must occur before the Target Fund or Acquiring Fund is obligated to proceed with the Reorganization. One of these conditions requires that the Trust shall have received a tax opinion from Alston & Bird LLP as described below that the consummation of the Reorganization will not result in the recognition of gain (other than gain from cash received in lieu of fractional Acquiring Fund shares or cash received for certain Target Fund shareholders whose investment is liquidated) or loss for federal income tax purposes for the Target Fund, the Acquiring Fund or their shareholders. Different tax considerations apply to you if you do not hold your shares of the Target Fund via a brokerage account that can accept shares of the Acquiring Fund on the Closing Date and will therefore have your investment liquidated.

Although shareholder approval of the Reorganization is not required and KKM does not anticipate that the Reorganization will be terminated, if the Reorganization is terminated, shareholders of the Target Fund would be notified of the change and the Target Fund would continue to operate as a mutual fund as a series of the Trust.

Who will pay the expenses of the Reorganization?

The costs of the Reorganization will be borne by KKM, whether or not the Reorganization is consummated. Such expenses are not subject to recoupment by KKM.

The costs of the Reorganization shall include, but not be limited to, costs associated with the preparation and filing of the Registration Statement and printing and distribution of the Information Statement/Prospectus, legal fees, accounting fees, and securities registration fees. Brokerage fees and expenses related to the disposition and acquisition of assets (including any disposition to raise cash to pay redemption proceeds) that are incurred in the ordinary course of business will not be covered by KKM. Notwithstanding any of the foregoing, expenses will in any event be paid by the party directly incurring such expenses if and to the extent that the payment by another person of such expenses would result in the disqualification of such party as a “regulated investment company” within the meaning of Section 851 of the Code. In such cases, expenses would be offset through fee waivers or expense reimbursements.

The following estimated expenses represent management’s estimate of the professional fees, charges by service providers, and any costs related to the printing and mailing of this Information Statement/Prospectus, as measured in terms of total expenses and as a percentage of the Target Fund’s net assets.

These expenses associated with the Reorganization are estimated to equal $100,000.

Management estimates that the Funds will not incur any transaction costs associated with the Reorganization as it does not expect any portfolio repositioning in connection with the Reorganization although changes may be made to the Target Fund in advance of the Reorganization and/or the Acquiring Fund following the Reorganization in the normal course of business.

What are the tax consequences of the Reorganization?

The following is a general summary of some of the important U.S. federal income tax consequences of the Reorganization, and is based upon the current provisions of the Code, the existing U.S. Treasury Regulations thereunder, current administrative rulings of the U.S. Internal Revenue Service (“IRS”) and published judicial decisions, all of which are subject to change, possibly with retroactive effect. These considerations are general in nature and apply with respect to Target Fund shareholders that have their Target Fund shares exchanged for Acquiring Fund Shares. Individual shareholders should consult their own tax advisors as to the federal, state, local, and foreign tax considerations applicable to them and their individual circumstances. These same considerations generally do not apply to shareholders who hold their shares in a tax-advantaged account, such as an individual retirement account (“IRA”) or qualified retirement plan, or shareholders who do not hold their shares of the Target Fund via a brokerage account that can accept shares of the Acquiring Fund on the Closing Date and will therefore have their investment liquidated.

The Reorganization is intended to be a tax-free “reorganization” within the meaning of Section 368 of the Code for federal income tax purposes. As a condition to the consummation of the Reorganization, Alston & Bird LLP will deliver an opinion (“Tax Opinion”) to the Trust to the effect that, based on the facts and assumptions stated therein (as well as certain representations made on behalf of the Target Fund and the Acquiring Fund) and the existing federal income tax law, and conditioned on the Reorganization being completed in accordance with the Plan, for federal income tax purposes:

1.	The Reorganization will qualify as a “reorganization” (as defined in Section 368(a) of the Code), and each Fund will be a “party to the Reorganization” (within the meaning of Section 368(b) of the Code);

2.	No Fund will recognize any gain or loss as a direct result of the Reorganization;

3.	The Target Fund’s shareholders will not recognize any gain or loss on the exchange of their Target Fund shares for Acquiring Fund shares, except with respect to cash received, if any;

4.	The aggregate tax basis in Acquiring Fund shares that the Target Fund shareholder receives pursuant to the Reorganization will be the same as the aggregate tax basis in the Target Fund shares the shareholder holds immediately before the Reorganization (reduced by the amount of any tax basis allocable to a fractional share for which cash is received, if any). The holding period for Acquiring Fund shares that the Target Fund shareholder receives pursuant to the Reorganization will include the holding period for the Target Fund shares the shareholder holds immediately before the Reorganization, provided that the shareholder holds the shares as capital assets at the time of the Reorganization;

5.	The Acquiring Fund’s tax basis in each asset the Target Fund transfers to it will be the same as the Target Fund’s tax basis therein immediately before the Reorganization, and the Acquiring Fund’s holding period for each such asset will include the Target Fund’s holding period therefore immediately after the Reorganization; and

6.	The Target Fund’s tax attributes enumerated in Section 381(c) of the Code will be taken into account by the Acquiring Fund, subject to the conditions and limitations specified in Sections 381, 382, 383 and 384 of the Code and the Treasury regulations thereunder.

Notwithstanding the foregoing, no opinion will be expressed as to the tax consequences of the Reorganization on contracts or securities on which gain or loss is recognized upon the transfer of an asset regardless of whether such transfer would otherwise be a nonrecognition transaction under the Code, and as to the shareholders who do not hold their Target Fund shares via a brokerage account that can accept shares of the Acquiring Fund on the Closing Date. None of the Funds have requested or will request an advance ruling from the IRS as to the U.S. federal income tax consequences of the Reorganization.

The Tax Opinion is not binding on the IRS or the courts and is not a guarantee that the tax consequences of the Reorganization will be as described above. If the Reorganization were consummated but the IRS or the courts were to determine that the Reorganization did not qualify as a tax-free reorganization under the Code, and thus was taxable, the Target Fund would recognize gain or loss on the transfer of its assets to the Acquiring Fund, and each shareholder of the Target Fund that held shares in a taxable account would recognize a taxable gain or loss equal to the difference between its tax basis in its Target Fund shares and the fair market value of the shares of the Acquiring Fund it received.

The tax year of the Target Fund is expected to continue with its Acquiring Fund, and the capital gains, if any, resulting from portfolio turnover prior to the Reorganization will be carried over to the Acquiring Fund. If the Reorganization were to end the tax year of the Target Fund (which is not the intended or expected plan as of the date of this Information Statement/Prospectus), it would accelerate distributions to shareholders from the Target Fund for its short tax year ending on the Closing Date. Such distributions may be taxable and would include any capital gains resulting from portfolio turnover prior to the Reorganization. If determined necessary by the Funds, the Target Fund will declare a distribution to shareholders, which together with all previous distributions, will have the effect of distributing to shareholders all of its investment company taxable income (computed without regard to the deduction for dividends paid), net tax-exempt income, if any, and net realized capital gains, if any, through the closing of the Reorganization. In addition, even if its tax year is expected to continue with its Acquiring Fund, the Target Fund, if determined to be preferable, may declare a distribution to shareholders prior to Reorganization. Capital gains from securities sales by the Target Fund prior to the Reorganization may be distributed by the Acquiring Fund after the Reorganization.

General Limitation on Losses. Assuming the Reorganization qualifies as tax-free Reorganization, as expected, the Acquiring Fund will succeed to the tax attributes of the Target Fund upon the closing of the Reorganization, including any capital loss carryovers that could have been used by the Target Fund to offset its future realized capital gains, if any, for federal income tax purposes. The capital loss carryovers of the Target Fund will be available to offset future gains recognized by the combined Acquiring Fund. Capital losses of the Target Fund may be carried forward indefinitely to offset future capital gains. As of December 31, 2023, the Target Fund had no capital loss carryforwards.

If, as is anticipated, at the time of the closing of the Reorganization, the Acquiring Fund has either no assets or de minimis assets incident to its organization, there will be no change of ownership of the Target Fund as a result of the Reorganization.

Thus, the Reorganization of the Target Fund into the Acquiring Fund is not expected to result in any limitation on the use by the Acquiring Fund of the Target Fund’s capital loss carryovers, if any. However, the capital losses of the Acquiring Fund, as the successor in interest to the Target Fund, may subsequently become subject to an annual limitation as a result of sales of the Acquiring Fund shares or other reorganization transactions in which the Acquiring Fund might engage post-Reorganization.

The foregoing description of the U.S. federal income tax consequences of the Reorganization applies generally to shareholders who are not tax-exempt investors and does not take into account your particular facts and circumstances. Consult your own tax advisor about the effect of state, local, foreign, and other tax laws because this discussion only relates to U.S. federal income tax laws.

CAPITAL STRUCTURE AND SHAREHOLDER RIGHTS

The Target Fund and the Acquiring Fund are each series of the Trust, which was formed on August 26, 2010 under the laws of the State of Delaware, as a Delaware statutory trust, pursuant to a Trust Instrument dated August 26, 2010. The Trust is registered under the 1940 Act as an open-end management investment company. The operations of the Trust are governed by its Trust Instrument, By-Laws, and state law. The Trust also must adhere to the 1940 Act, the rules and regulations promulgated by the SEC thereunder, and any applicable state securities laws.

What are the capitalizations of the Funds?

The following tables set forth the capitalization of the Target Fund and the Acquiring Fund as of May 31, 2024, and the unaudited pro forma combined capitalization of the Acquiring Fund as adjusted to give effect to the proposed Reorganization. The following are examples of the number of shares of the Acquiring Fund that would have been exchanged for the shares of the Target Fund if the Reorganization had been consummated, and do not reflect the number of shares or value of shares that would actually be received if the Reorganization, as described, occurs. Pro forma numbers are estimated in good faith and are hypothetical. Pro forma numbers do not reflect any potential liquidation of shareholders associated with the Reorganization or cash paid in lieu of fractional Acquiring Fund shares.

	Target Fund— Essential 40 Stock Fund	Acquiring Fund— Essential 40 Stock ETF(1),(2)	Pro Forma Adjustments(3)	Pro Forma— Acquiring Fund after Reorganization (estimated)
	Class I
Net assets	$63,014,840	-	0	$63,014,840
Total shares outstanding	4,342,254	-	0	4,342,254
Net asset value per share^	$14.51	-	0	$14.51(4)

(1)	The Acquiring Fund is a shell fund without any shares outstanding and, therefore, no estimated capitalization is available.
(2)	Upon the closing of the Reorganization, shareholders of the Target Fund will receive shares of the Acquiring Fund.
(3)	No adjustments have been made with respect to the cost of the Reorganization because KKM is paying the costs of the Reorganization, whether or not the Reorganization is consummated. The costs of the Reorganization shall include, but not be limited to, costs associated with obtaining any necessary order of exemption from the 1940 Act, preparation and filing of the Registration Statement and printing and distribution of the Information Statement/Prospectus, legal fees, accounting fees, and securities registration fees. Brokerage fees and expenses related to the disposition and acquisition of assets (including any disposition to raise cash to pay redemption proceeds) that are incurred in the ordinary course of business will not be covered by KKM. Notwithstanding any of the foregoing, expenses will in any event be paid by the party directly incurring such expenses if and to the extent that the payment by another person of such expenses would result in the disqualification of such party as a “regulated investment company” within the meaning of Section 851 of the Code.
(4)	Since shares of the Acquiring Fund are not issued in fractional shares and, as a result, cash will be paid to shareholders in connection with the Reorganization in lieu of fractional shares, the NAV of the Acquiring Fund upon consummation of the Reorganization may be less than that of the Target Fund.

^	Per share amounts may not recalculate due to rounding of net assets and/or shares outstanding.

The information in the capitalization tables above is for informational purposes only. There is no assurance that the Reorganization will be consummated. Moreover, if consummated, the capitalization of the Target Fund and Acquiring Fund is likely to be different at the Closing Date as a result of daily share purchase and redemption activity in the Target Fund. Accordingly, the foregoing should not be relied upon to reflect the number of shares of the Acquiring Fund that actually will be received on or after such date.

ADDITIONAL INFORMATION ABOUT THE ACQUIRING FUND
AND THE TARGET FUND

Each Fund is classified as “diversified” for purposes of the Investment Company Act of 1940 (the “1940 Act”), which means that it is limited by the 1940 Act with regard to the portion of its assets that may be invested in the securities of a single issuer.

Comparison of the Funds’ Risks

The risks associated with an investment in the Target Fund and the Acquiring Fund are substantially similar, except that, as a shareholder of the Acquiring Fund you will be subject to risks related to the Acquiring Fund’s ETF structure; all other differences between the risks of the Acquiring Fund and those of the Target Fund, as described below, reflect only a tailoring or clarification of the risks of the Target Fund, and such differences do not reflect (and should not be interpreted to reflect) any difference in the way the Acquiring Fund will be managed as compared to the Target Fund. In the below discussion, the risks for the Target Fund and Acquiring Fund are identified, followed by a description of each risk.

Principal Risk - ●	Target Fund	Acquiring Fund
Additional Risk - ◌
Cybersecurity Risk	◌	◌
Early Close/Trading Halt Risk		●
Equity Securities Risk	●	●
ETF Structures Risk		●
Futures Risks	●	●
General Market Risk	●	●
Large-Capitalization Securities Risk	●	●
Management Risk	●	●
New Index Provider Risk	●	●
Options Risk	●	●

Description of Investment Risks

There is no guarantee that your investment in the Fund will increase in value. The value of your investment in the Fund could go down, meaning you could lose some or all of your investment.

Early Close/Trading Halt Risk.

An exchange or market may close or impose a market trading halt or issue trading halts on specific securities, or the ability to buy or sell certain securities or financial instruments may be restricted, which may prevent the Acquiring Fund from buying or selling certain securities or financial instruments. In these circumstances, the Acquiring Fund may be unable to rebalance its portfolio, may be unable to accurately price its investments and may incur substantial trading losses.

Equity Securities Risk.

Each Fund invests in common stock, which subjects the Fund and its shareholders to the risks associated with common stock investing. These risks include the financial risk of selecting securities that do not perform as anticipated, the risk that the stock markets in which each Fund invests may experience periods of turbulence and instability, and the general risk that domestic and global economies may go through periods of decline and cyclical change. Many factors affect the performance of each company, including the strength of the company’s management or the demand for its product or services. You should be aware that the value of a company’s share price may decline as a result of poor decisions made by management or lower demand for the company’s products or services. In addition, a company’s share price may also decline if its earnings or revenues fall short of expectations. There are overall stock market risks that may also affect the value of each Fund. Over time, the stock markets tend to move in cycles, with periods when stock prices rise generally and periods when stock prices decline generally. The value of each Fund’s investments may increase or decrease more than the stock markets in general. Of course, each Fund is subject to these same risks to the extent that it invests directly in common stocks.

ETF Structure Risk.

The Acquiring Fund is structured as an ETF and as a result is subject to the special risks, including:

●	Authorized Participant Risk. Only an authorized participant may engage in creation or redemption transactions directly with the Acquiring Fund. The Acquiring Fund has a limited number of institutions that may act as authorized participants on an agency basis (i.e., on behalf of other market participants). To the extent that authorized participants exit the business or are unable to proceed with creation or redemption orders with respect to the Acquiring Fund and no other authorized participant is able to step forward to create or redeem Creation Units, Fund shares may be more likely to trade at a premium or discount to net asset value and possibly face trading halts or delisting.

●	Not Individually Redeemable. Shares are not redeemable by retail investors and may be redeemed only by authorized participants at NAV and only in Creation Units. A retail investor generally incurs brokerage costs when selling shares.

●	Trading Issues. Trading in Shares on the Exchange may be halted due to market conditions or for reasons that, in the view of the Exchange, make trading in Shares inadvisable, such as extraordinary market volatility. There can be no assurance that Shares will continue to meet the listing requirements of the Exchange, which may result in the trading of the Shares being suspended or the Shares being delisted. An active trading market for the Shares may not be developed or maintained. If the Shares are traded outside a collateralized settlement system, the number of financial institutions that can act as authorized participants that can post collateral on an agency basis is limited, which may limit the market for the Shares and lead to a difference in the market price of the Shares and their underlying value.

●	Market Price Variance Risk. Individual Shares of the Acquiring Fund that are listed for trading on the Exchange can be bought and sold in the secondary market at market prices. The market prices of Shares will fluctuate in response to changes in NAV and supply and demand for Shares. There may be times when the market price and the NAV vary significantly and you may pay more than NAV when buying Shares on the secondary market, and you may receive less than NAV when you sell those Shares. The market price of Shares, like the price of any exchange traded security, includes a “bid-ask spread” charged by the exchange specialists, market makers or other participants that trade the particular security. In times of severe market disruptions, the bid-ask spread often increases significantly. This means that Shares may trade at a discount to NAV and the discount is likely to be greatest when the price of Shares is falling fastest, which may be the time that you most want to sell your Shares. The Acquiring Fund’s investment results are measured based upon the daily NAV of the Acquiring Fund over a period of time. Investors purchasing and selling Shares in the secondary market may not experience investment results consistent with those experienced by those authorized participants creating and redeeming directly with the Acquiring Fund.

○	In times of market stress, market makers may step away from their role market making in shares of ETFs and in executing trades, which can lead to differences between the market value of Shares and the Acquiring Fund’s NAV.

○	The market price for the Shares may deviate from the Acquiring Fund’s NAV, particularly during times of market stress, with the result that investors may pay significantly more or significantly less for Shares than the Acquiring Fund’s NAV, which is reflected in the bid and ask price for Fund shares or in the closing price.

○	When all or a portion of an ETFs underlying securities trade in a market that is closed when the market for the Shares is open, there may be changes from the last quote of the closed market and the quote from the Acquiring Fund’s domestic trading day, which could lead to differences between the market value of the Shares and the Acquiring Fund’s NAV.

○	In stressed market conditions, the market for the Shares may become less liquid in response to the deteriorating liquidity of the Acquiring Fund’s portfolio. This adverse effect on the liquidity of the Shares may, in turn, lead to differences between the market value of the Shares and the Acquiring Fund’s NAV.

Futures Risk.

Each Fund’s use of futures contracts involves risks different from, or possibly greater than, the risks associated with investing directly in securities and other traditional investments. These risks include (i) leverage risk; (ii) correlation or tracking risk and (iii) liquidity risk. Because futures require only a small initial investment in the form of a deposit or margin, they involve a high degree of leverage. Accordingly, the fluctuation of the value of futures in relation to the underlying assets upon which they are based is magnified. Thus, each Fund may experience losses that exceed losses experienced by funds that do not use futures contracts. There may be imperfect correlation, or even no correlation, between price movements of a futures contract and price movements of investments for which futures are used as a substitute, or which futures are intended to hedge. Lack of correlation (or tracking) may be due to factors unrelated to the value of the investments being hedged, such as speculative or other pressures on the markets in which these instruments are traded. While futures contracts are generally liquid instruments, under certain market conditions they may become illiquid. Futures exchanges may impose daily or intra-day price change limits and/or limit the volume of trading. Additionally, government regulation may further reduce liquidity through similar trading restrictions. As a result, each Fund may be unable to close out its futures contracts at a time which is advantageous. The successful use of futures depends upon a variety of factors, particularly the ability of the adviser to predict movements of the underlying securities markets, which requires different skills than predicting changes in the prices of individual securities. There can be no assurance that any particular futures strategy adopted will succeed.

General Market Risk.

Domestic economic growth and market conditions, interest rate levels, political events, terrorism, war, natural disasters, disease/virus epidemics and other events are among the factors affecting the securities markets in which each Fund invests. There is risk that these and other factors may adversely affect each Fund’s performance. These events could reduce consumer demand or economic output, result in market closure, travel restrictions or quarantines, and generally have a significant impact on the economy. These events could also impair the information technology and other operational systems upon which each Fund’s service providers, including the Adviser, rely, and could otherwise disrupt the ability of employees of the Fund’s service providers to perform essential tasks on behalf of the Fund. Governmental and quasi-governmental authorities and regulators throughout the world have in the past responded to major economic disruptions with a variety of significant fiscal and monetary policy changes, including but not limited to, direct capital infusions into companies, new monetary programs and dramatically lower interest rates. An unexpected or quick reversal of these policies, or the ineffectiveness of these policies, could increase volatility in securities markets, which could adversely affect each Fund’s investments. Accordingly, you should consider your own investment goals, time horizon, and risk tolerance before investing in a Fund. An investment in a Fund may not be appropriate for all investors and is not intended to be a complete investment program. An investment in a Fund is not a deposit in the bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. You may lose money by investing in the Fund.

Large-Capitalization Securities Risk.

While large cap companies may be less volatile than those of mid- and small-cap companies, they still involve risk. Large-capitalization companies usually cannot respond as quickly as smaller companies to competitive challenges, and their growth rates tend to lag the growth rates of well-managed smaller companies during strong economic periods. Further, each Fund may underperform funds that invest primarily in stocks of smaller capitalization companies during periods when the stocks of such companies are in favor.

Management Risk.

Management risk is the risk that the investment process used by each Fund’s portfolio manager could fail to achieve the Fund’s investment goal and cause an investment in the Fund to lose value. The Adviser’s reliance on its strategy and its judgments about the potential appreciation of a particular option or security in which a Fund invests may prove to be incorrect. Given each Fund is going to attempt to tract the Index, the Fund does not follow traditional methods of active investment management, which may involve buying and selling securities based upon analysis of economic and market factors.

New Index Provider Risk.

The index provider for the Index has a limited history of experience as an index provider or investment adviser for a registered fund, which may create additional risks for investing in each Fund. Accordingly, there can be no assurance that a Fund will achieve the Fund’s investment objective notwithstanding the performance of any or all of the foregoing or their respective affiliates or principals in other transactions including, without limitation, arrangements similar in nature to the Fund.

Options Risk.

Each Fund may invest in options. When a Fund purchases an option on a security or index it may lose the entire premium paid if the underlying security or index does not increase in value. Each Fund is also exposed to default by the option writer who may be unwilling or unable to perform its contractual obligations to the Fund.

Additional Risks

The following additional or non-principal risks also apply to investments in each Fund.

Cyber Security Risk.

As the use of technology has become more prevalent in the course of business, each Fund has become more susceptible to operational, financial and information security risks resulting from cyber-attacks and/or technological malfunctions. Cyber-attacks include, among other things, the attempted theft, loss, misuse, improper release, corruption or destruction of, or unauthorized access to, confidential or highly restricted data relating to s Fund and its shareholders; and attempted compromises or failures to systems, networks, devices and applications relating to the operations of the Fund and its service providers. Cyber security breaches may result from unauthorized access to digital systems (e.g., through “hacking” or malicious software coding) or from outside attacks, such as denial-of-service attacks on websites (i.e., efforts to make network services unavailable to intended users).

How do the fundamental investment policies of the Funds compare?

The fundamental investment policies of the Target Fund and the Acquiring Fund are the same.

Where can I find more financial and performance information about the Funds?

Additional information is available in the Target Fund’s prospectus, statement of additional information, and the most recent annual and semi-annual shareholder reports, as applicable. Because the Acquiring Fund has not yet commenced operations, no annual report is available for it.

The Target Fund’s Prospectus is incorporated herein by reference and is legally deemed to be part of this Information Statement/Prospectus. The Target Fund’s Statement of Additional Information is also incorporated herein by reference, and is legally deemed to be part of this Information Statement/Prospectus.

The applicable prospectuses, statements of additional information, including those described above, and the most recent annual and semi-annual shareholder reports have been filed with the SEC and are available, free of charge, by (i) calling KKM toll-free at 1-844-767-3863, (ii) accessing the documents at the Funds’ website at https://www.kkmfinancial.com, or (iii) writing to the Funds at the address listed above. In addition, these documents may be obtained from the EDGAR database on the SEC’s Internet site at https://www.sec.gov/. You also may obtain this information upon payment of a duplicating fee, by e-mailing the SEC at the following address: publicinfo@sec.gov.

PRINCIPAL SHAREHOLDERS

As of the date hereof, the Acquiring Fund was not operational and, therefore, had no shareholders. As of July 31, 2024, the officers and Trustees of the Trust, as a group, owned or controlled less than 1% of the outstanding shares of the Target Fund. As of July 31, 2024, the below shareholders owned of record, or to the knowledge of the Target Fund, beneficially, 5% or more of the outstanding shares of the class identified of the Target Fund. Pro forma numbers are estimated in good faith and are hypothetical. Pro forma numbers do not reflect any potential liquidation of shareholders associated with the Reorganization or cash paid in lieu of fractional Acquiring Fund shares.

Class of Shares	Name and Address of Record or Beneficial Owner	Percentage of Target Fund	Percentage of Acquiring Fund After Reorganization^
Essential 40 Stock Fund- Class I	CHARLES SCHWAB & CO., CHARLES SCHWAB 319,817.4620 INC./SPECIAL CUSTODY ACCOUNT FOR THE EXCLUSIVE BENEFIT OF CUSTOMERS ATTN: MUTUAL FUNDS OPERATIONS	7.52%	7.52%
	INTERACTIVE BROKERS LLC 2 PICKWICK PLAZA GREENWICH, CT 06830	10.68%	10.68%

On a pro forma basis assuming the value of the shareholder’s interest in the Target Fund on the date of the Reorganization, during which shares of the Target Fund will be reorganized into ETF shares of the Acquiring Fund, is the same as on the Record Date.

OTHER SERVICE PROVIDERS

The following table identifies the principal service providers that service the Target Fund and that are expected to service the Acquiring Fund:

	Target Fund	Acquiring Fund
Administrator	Ultimus Fund Solutions, LLC	Ultimus Fund Solutions, LLC
Fund Accountant	Ultimus Fund Solutions, LLC	Ultimus Fund Solutions, LLC
Transfer Agent	Ultimus Fund Solutions, LLC	Brown Brothers Harriman & Co.
Custodian	U.S. Bank National Association	Brown Brothers Harriman & Co.
Distributor and Principal Underwriter	Northern Lights Distributors, LLC	Northern Lights Distributors, LLC
Independent Registered Public Accounting Firm	RSM US LLP	RSM US LLP
Legal Counsel	Alston & Bird LLP	Alston & Bird LLP

Administrator. Ultimus Fund Solutions, LLC, 4221 North 203rd Street, Suite 100, Elkhorn, NE 68022, serves as the administrator for the Funds.

Distributor. Northern Lights Distributors, LLC, 4221 North 203rd Street, Suite 100, Elkhorn, NE 68022, is the Distributor of the Funds’ shares.

Transfer Agent. Ultimus Fund Solutions, LLC, 4221 North 203rd Street, Suite 100, Elkhorn, NE 68022, serves transfer agent for the Target Fund. Brown Brothers Harriman & Co., 50 Post Office Square, Boston, MA 02110, serves as transfer agent for the Acquiring Fund.

Custodian. U.S. Bank N.A., 1555 North River Center Drive, Suite 302, Milwaukee, WI 53212, is custodian of the Target Fund’s investments. Brown Brothers Harriman & Co., 50 Post Office Square, Boston, MA 02110, is custodian of the Acquiring Fund’s investments.

Trust Counsel. Alston & Bird, LLP, 950 F Street NW, Washington, D.C. 20004, is counsel to the Trust.

Independent Registered Public Accounting Firm. RSM US LLP, 555 17th Street, Suite 1200, Denver, CO 80202, serves as the independent registered public accounting firm to the Funds.

ADDITIONAL INFORMATION

Shareholders Sharing the Same Address. Normally, if two or more shareholders share the same address and last name, only one copy of the Information Statement/Prospectus is being delivered to that address, unless the Target Fund has received contrary instructions from one or more of the shareholders at that shared address.

Upon written or oral request, the Acquiring Fund will deliver promptly a separate copy of the Information Statement/Prospectus to a shareholder at a shared address. Please call KKM toll-free at 1-844-767-3863 if you would like to receive a separate copy of the Information Statement/Prospectus.

FINANCIAL HIGHLIGHTS

The financial highlights table is intended to help you understand the Target Fund’s financial performance for the period of the Target Fund’s operations. Certain information reflects financial results for a single Fund share. The total returns in the table represent the rate that an investor would have earned (or lost) on an investment in the Target Fund (assuming reinvestment of all dividends and distributions). This information has been derived from the financial statements audited by RSM US LLP whose report, along with the Fund’s financial statements, are included in the Target Fund’s May 31, 2024 annual report.

Further information about the Target Fund’s performance is contained in the Annual Report which is incorporated by reference into this Information Statement/Prospectus. The Target Fund will furnish, without charge, a copy of its most recent Annual and Semi-Annual Report to any shareholder upon request.

The Acquiring Fund is new and has no performance history as of the date of this Information Statement/Prospectus. The Acquiring Fund will adopt the financial history, including the financial highlights, of the Class I shares of the Target Fund following the Reorganization.

The financial information below reflects the financial performance of the Target Fund and is not necessarily an indication of the Acquiring ETF’s future financial performance.

Essential 40 Stock Fund
FINANCIAL HIGHLIGHTS

Per Share Data and Ratios for a Share of Beneficial Interest Outstanding Throughout Each Year Presented.

	Class I Shares
	Year Ended May 31, 2024	Year Ended May 31, 2023	Year Ended May 31, 2022	Year Ended May 31, 2021	Year Ended May 31, 2020
Net Asset Value, Beginning of Year	$12.02	$13.32	$14.76	$10.32	$10.17

Activity From Investment Operations:
Net investment income(a)	0.22	0.23	0.18	0.18	0.18
Net realized and unrealized gain (loss) from investments	2.62	(0.42)	0.01	4.42	0.12 (e)
Total from investment operations	2.84	(0.19)	0.19	4.60	0.30

Distributions to shareholders from:
Net investment income	(0.22)	(0.16)	(0.20)	(0.16)	(0.15)
Net realized gains	(0.13)	(0.95)	(1.43)	-	-
Total distributions	(0.35)	(1.11)	(1.63)	(0.16)	(0.15)

Net Asset Value, End of Year	$14.51	$12.02	$13.32	$14.76	$10.32

Total Return(b)	23.83%	(1.27)%	0.89%	44.82%	2.76%

Ratios/Supplemental Data
Net assets, end of year (in 000’s)	$63,015	$50,498	$30,587	$41,693	$35,254
Ratio of expenses to average net assets:(c)
before reimbursement(d)	1.05%	1.24%	1.29%	1.27%	1.31%
net of reimbursement	0.70%	0.71%	0.70%	0.70%	0.70%
Ratio of net investment income to average net assets	1.64%	1.87%	1.28%	1.48%	1.63%
Portfolio turnover rate	24%	55%	21%	102%	39%

(a)	Per share amounts are calculated using the average shares method, which appropriately presents the per share data for the year.

(b)	Total returns are historical in nature and assume changes in share price, reinvestment of dividends and capital gains distributions, if any, and excludes sales charges. Had the Adviser not waived or reimbursed a portion of the Fund’s expenses, total returns would have been lower.

(c)	Ratio of expenses to average net assets (excluding interest expense):

before reimbursement(d)	1.05%	1.23%	1.29%	1.27%	1.31%
net of reimbursement	0.70%	0.70%	0.70%	0.70%	0.70%

(d)	Represents the ratio of expenses to average net assets absent fee waivers by the Adviser.

(e)	The amount of net realized gain per share does not agree with the amount reported in the Statement of Operations due to the timing of shareholder transactions.

APPENDIX A

Shareholder Information

How Shares are Priced

Shares of the Fund are bought and sold at two different prices and in two different ways depending upon the type of investor as described below.

All investors including retail investors and authorized participants may buy and sell Shares in secondary market transactions through brokers at market prices and the Shares will trade at market prices.

Only authorized participants may buy and redeem Shares from the Fund directly and those transactions are effected at the Fund’s NAV. Purchases and redemptions from the Fund may only occur in creation units.

The NAV of the Fund is determined at close of regular trading of the New York Stock Exchange (normally 4:00 p.m. Eastern Time) on each day the New York Stock Exchange (“NYSE”) is open. NAV is computed by determining the aggregate market value of all assets of the Fund, less its liabilities, divided by the total number of shares outstanding ((assets-liabilities)/number of shares = NAV). The NYSE is closed on weekends and New Year’s Day, Martin Luther King, Jr. Day, Presidents’ Day, Good Friday, Memorial Day, Juneteenth, Independence Day, Labor Day, Thanksgiving Day and Christmas Day. The NAV takes into account the expenses and fees of the Fund, including management, administration, and distribution fees, which are accrued daily. The determination of NAV for a share for a particular day is applicable to all applications for the purchase of shares, as well as all requests for the redemption of shares, received by the Fund (or an authorized broker or agent, or its authorized designee) before the close of trading on the NYSE on that day.

Generally, the Fund’s securities listed on an exchange are valued each day at the last quoted sales price on each security’s primary exchange. Securities traded or dealt in upon one or more securities exchanges (whether domestic or foreign) for which market quotations are readily available and not subject to restrictions against resale shall be valued at the last quoted sales price on the primary exchange or, in the absence of a sale on the primary exchange, at the mean between the current bid and ask prices on such exchanges. Securities primarily traded in the National Association of Securities Dealers’ Automated Quotation System (“NASDAQ”) National Market System for which market quotations are readily available shall be valued using the NASDAQ Official Closing Price. Securities that are not traded or dealt in any securities exchange (whether domestic or foreign) and for which over-the-counter market quotations are readily available generally shall be valued at the last sale price or, in the absence of a sale, at the mean between the current bid and ask price on such over-the- counter market. Debt securities not traded on an exchange may be valued at prices supplied by a pricing agent(s) based on broker or dealer supplied valuations or matrix pricing, a method of valuing securities by reference to the value of other securities with similar characteristics, such as rating, interest rate and maturity.

If market quotations are not readily available, securities will be valued at their fair market value as determined using the “fair value” procedures approved by the Board. Fair value pricing involves subjective judgments and it is possible that the fair value determined for a security may be materially different than the value that could be realized upon the sale of that security. The fair value prices can differ from market prices when they become available or when a price becomes available. The Board has retained responsibility for all fair value determinations. The Fund’s Board with the assistance of a fair value team composed of one or more officers from each of the (i) Trust, (ii) administrator, and (iii) Advisor. The Board may also enlist third party consultants such as an audit firm or financial officer of a security issuer on an as-needed basis to assist in determining a security-specific fair value. The Board reviews and ratifies this process and fair value prices at least quarterly to assure reliable results.

The Fund may use independent pricing services to assist in calculating the value of the Fund’s securities.

With respect to any portion of the Fund’s assets that are invested in one or more open-end management investment companies registered under the 1940 Act, the Fund’s net asset value is calculated based upon the net asset values of those open-end management investment companies, and the prospectuses for these companies explain the circumstances under which those companies will use fair value pricing and the effects of using fair value pricing. Shareholders may obtain this information from the websites for these funds or the SEC’s website.

How to Purchase Shares

Buying and Selling Shares in the Secondary Market

Investors may buy and sell Shares of the Fund through a broker dealer on The NASDAQ Stock Market, LLC (the “Exchange”). Shares trade under the following ticker symbol: “ESN” Shares can be bought and sold on the Exchange throughout the trading day like shares of other publicly traded companies.

Shares of the Fund may be acquired or redeemed directly from the Fund only by Authorized Participants in Creation Units or multiples thereof, in creation or redemption transactions.

You may buy and sell individual Shares of the Fund only through a broker dealer in secondary market transactions on the Exchange. There is no minimum investment required. Shares may only be purchased and sold on the secondary market when the Exchange is open for trading. The Exchange is open for trading Monday through Friday and is closed on weekends and the following holidays, as observed: New Year’s Day, Martin Luther King, Jr. Day, Presidents’ Day, Good Friday, Memorial Day, Juneteenth, Independence Day, Labor Day, Thanksgiving Day and Christmas Day.

When buying or selling Shares through a broker, you will incur customary brokerage commissions and charges, and you may pay some or all of the spread between the bid and the offered price in the secondary market on each leg of a round trip (purchase and sale) transaction.

Creation and Redemption Transactions

Authorized Participants may acquire Shares directly from the Fund, and Authorized Participants may tender their Shares for redemption directly to the Fund, at NAV per Share only in large blocks, or Creation Units, of 10,000 Shares for the Fund. Creation and redemption transactions will generally be transacted in-kind, however, the Fund reserves the right to do so in cash as well.

The Fund issues and redeems Shares at NAV only in large blocks of 10,000 Shares (each block of Shares is called a “Creation Unit”) to Authorized Participants that have entered into agreements with the Fund’s distributor. Creation Units are issued and redeemed for cash and/or in-kind for securities. Except when aggregated in Creation Units, the Shares are not redeemable securities of the Fund.

Purchases and redemptions directly with the Fund must follow the Fund’s procedures, which are described in the SAI. The Trading Sub-Adviser is responsible for executing creation and redemption transactions subject to the oversight of the Adviser.

Premium/Discount Information

Investors who buy and sell Shares in secondary market transactions through brokers purchase and sell such Shares at market prices. The market price of Shares may be greater than, equal to, or less than the Fund’s NAV. Market forces of supply and demand, economic conditions and other factors may affect the trading prices of Shares.

Book Entry

Shares are held in book entry form, which means that no stock certificates are issued. The Depository Trust Company (“DTC”) or its nominee is the record owner of all outstanding Shares and is recognized as the owner of all Shares for all purposes.

Investors owning Shares are beneficial owners as shown on the records of DTC or its participants. DTC serves as the securities depository for all Shares. Participants in DTC include securities brokers and dealers, banks, trust companies, clearing corporations and other institutions that directly or indirectly maintain a custodial relationship with DTC. As a beneficial owner of Shares, you are not entitled to receive physical delivery of stock certificates or to have Shares registered in your name, and you are not considered a registered owner of Shares. Therefore, to exercise any right as an owner of Shares, you must rely upon the procedures of DTC and its participants. These procedures are the same as those that apply to any other securities that you hold in book entry or “street name” form.

Frequent Purchases and Redemptions of Fund Shares

The Board has not adopted a policy of monitoring for other frequent trading activity because shares of the Fund is listed for trading on a national securities exchange.

Distributions and Taxes

Dividends, Distributions and Taxes

Shares are traded throughout the day in the secondary market on a national securities exchange on an intra-day basis and are created and redeemed in-kind and/or for cash in Creation Units at each day’s next calculated NAV. In-kind arrangements are designed to protect ongoing shareholders from the adverse effects on the Fund’s portfolio that could arise from frequent cash redemption transactions. In a mutual fund, redemptions can have an adverse tax impact on taxable shareholders if the mutual fund needs to sell portfolio securities to obtain cash to meet net fund redemptions. These sales may generate taxable gains for the ongoing shareholders of the mutual fund, whereas the Shares’ in-kind redemption mechanism generally will not lead to a tax event for the Fund or its ongoing shareholders. Share creations or redemptions that are transacted in cash are less than efficient than shares that are created or redeemed in-kind.

Ordinarily, dividends from net investment income, if any, are declared and paid quarterly by the Fund. The Fund distributes its net realized capital gains, if any, to shareholders annually. The Fund may also pay a special distribution at the end of a calendar year to comply with federal tax requirements.

No dividend reinvestment service is provided by the Fund. Broker-dealers may make available the DTC book-entry Dividend Reinvestment Service for use by beneficial owners of the Fund for reinvestment of their dividend distributions. Beneficial owners should contact their broker to determine the availability and costs of the service and the details of participation therein. Brokers may require beneficial owners to adhere to specific procedures and timetables. If this service is available and used, dividend distributions of both income and realized gains will be automatically reinvested in additional whole shares of the Fund purchased in the secondary market.

Distributions in cash may be reinvested automatically in additional whole Shares only if the broker through whom you purchased Shares makes such option available.

Taxes

As with any investment, you should consider how your investment in Shares will be taxed. The tax information in this Prospectus is provided as general information. You should consult your own tax professional about the tax consequences of an investment in Shares.

Unless your investment in Shares is made through a tax-exempt entity or tax-deferred retirement account, such as an individual retirement account, you need to be aware of the possible tax consequences when:

●	The Fund makes distributions,

●	You sell your Shares listed on the Exchange, and

●	You purchase or redeem Creation Units.

Taxes on Distributions

Distributions from the Fund’s net investment income, including net short-term capital gains, if any, are taxable to you as ordinary income, except that the Fund’s dividends attributable to its “qualified dividend income” (i.e., dividends received on stock of most domestic and certain foreign corporations with respect to which the Fund satisfies certain holding period and other restrictions), if any, generally are subject to federal income tax for non-corporate shareholders who satisfy those restrictions with respect to their Shares at the rate for net capital gain. A part of the Fund’s dividends also may be eligible for the dividends-received deduction allowed to corporations – the eligible portion may not exceed the aggregate dividends the Fund receives from domestic corporations subject to federal income tax (excluding REITs) and excludes dividends from foreign corporations – subject to similar restrictions. However, dividends a corporate shareholder deducts pursuant to that deduction are subject indirectly to the federal alternative minimum tax.

In general, your distributions are subject to federal income tax when they are paid, whether you take them in cash or reinvest them in the Fund (if that option is available). Distributions reinvested in additional Shares through the means of a dividend reinvestment service, if available, will be taxable to shareholders acquiring the additional Shares to the same extent as if such distributions had been received in cash. Distributions of net long-term capital gains, if any, in excess of net short-term capital losses are taxable as long-term capital gains, regardless of how long you have held the Shares.

Distributions in excess of the Fund’s current and accumulated earnings and profits are treated as a tax-free return of capital to the extent of your basis in the Shares and as capital gain thereafter. A distribution will reduce the Fund’s NAV per Share and may be taxable to you as ordinary income or capital gain (as described above) even though, from an investment standpoint, the distribution may constitute a return of capital.

By law, the Fund is required to withhold 28% of your distributions and redemption proceeds if you have not provided the Fund with a correct Social Security number or other taxpayer identification number and in certain other situations.

Taxes on Exchange-Listed Share Sales

Any capital gain or loss realized upon a sale of Shares is generally treated as long-term capital gain or loss if the Shares have been held for more than one year and as short-term capital gain or loss if the Shares have been held for one year or less. The ability to deduct capital losses from sales of Shares may be limited.

Taxes on Purchase and Redemption of Creation Units

An authorized participant that exchanges securities for Creation Units generally will recognize a gain or a loss equal to the difference between the market value of the Creation Units at the time of the exchange and the sum of the exchanger’s aggregate basis in the securities surrendered plus any Cash Component it pays. An authorized participant that exchanges Creation Units for securities will generally recognize a gain or loss equal to the difference between the exchanger’s basis in the Creation Units and the sum of the aggregate market value of the securities received plus any cash equal to the difference between the NAV of the Shares being redeemed and the value of the securities. The Internal Revenue Service (the “Service”), however, may assert that a loss realized upon an exchange of securities for Creation Units cannot be deducted currently under the rules governing “wash sales” or for other reasons. Persons exchanging securities should consult their own tax advisor with respect to whether wash sale rules apply and when a loss might be deductible.

Any capital gain or loss realized upon redemption of Creation Units is generally treated as long-term capital gain or loss if the Shares have been held for more than one year and as short-term capital gain or loss if the Shares have been held for one year or less.

If an Authorized Participant purchases or redeems Creation Units, the authorized participant will be sent a confirmation statement showing how many Shares the authorized participant purchased or sold and at what price. See “Tax Status” in the SAI for a description of the newly effective requirement regarding basis determination methods applicable to Share redemptions and the Fund’s obligation to report basis information to the Service.

The Fund may include a payment of cash in addition to, or in place of, the delivery of a basket of securities upon the redemption of Creation Units. The Fund may sell portfolio securities to obtain the cash needed to distribute redemption proceeds. This may cause the Fund to recognize investment income and/or capital gains or losses that it might not have recognized if it had completely satisfied the redemption in-kind. As a result, the Fund may be less tax efficient if it includes such a cash payment in the proceeds paid upon the redemption of Creation Units.

The foregoing discussion summarizes some of the possible consequences under current federal tax law of an investment in the Fund. It is not a substitute for personal tax advice. Consult your personal tax advisor about the potential tax consequences of an investment in the Shares under all applicable tax laws. See “Tax Status” in the SAI for more information.

FUND SERVICE PROVIDERS

Ultimus Fund Solutions, LLC (formerly known as Gemini Fund Services, LLC) is the Fund’s administrator and fund accountant. It has its principal office at 4221 North 203rd Street, Suite 100, Elkhorn, Nebraska 68022-3474, and is primarily in the business of providing administrative, fund accounting and transfer agent services to retail and institutional mutual funds and exchange-traded funds.

Brown Brothers Harriman & Co., located at 50 Post Office Square, Boston, Massachusetts, 02110-1548 is the Fund’s transfer agent and custodian.

Northern Lights Distributors, LLC located at 4221 North 203rd Street, Suite 100, Elkhorn, Nebraska 68022-3474, is the distributor for the shares of the Fund. The Distributor is a registered broker-dealer and member of the Financial Industry Regulatory Authority, Inc. (“FINRA”).

Alston & Bird LLP, 950 F St. NW, Washington, DC 20004, serves as legal counsel to the Trust.

RSM US LLP, 555 17th Street, Suite 1200, Denver, CO 80202, serves as the Fund’s independent registered public accounting firm. The independent registered public accounting firm is responsible for auditing the annual financial statements of the Fund.

OTHER INFORMATION

Continuous Offering

The method by which Creation Units of Shares are created and traded may raise certain issues under applicable securities laws. Because new Creation Units of Shares are issued and sold by the Fund on an ongoing basis, a “distribution,” as such term is used in the Securities Act of 1933, as amended (the “Securities Act”), may occur at any point. Broker-dealers and other persons are cautioned that some activities on their part may, depending on the circumstances, result in their being deemed participants in a distribution in a manner which could render them statutory underwriters and subject them to the prospectus delivery requirement and liability provisions of the Securities Act.

For example, a broker-dealer firm or its client may be deemed a statutory underwriter if it takes Creation Units after placing an order with the Distributor, breaks them down into constituent Shares and sells the Shares directly to customers or if it chooses to couple the creation of a supply of new Shares with an active selling effort involving solicitation of secondary market demand for Shares. A determination of whether one is an underwriter for purposes of the Securities Act must take into account all the facts and circumstances pertaining to the activities of the broker-dealer or its client in the particular case, and the examples mentioned above should not be considered a complete description of all the activities that could lead to a characterization as an underwriter.

Broker-dealer firms should also note that dealers who are not “underwriters” but are affecting transactions in Shares, whether or not participating in the distribution of Shares, are generally required to deliver a prospectus. This is because the prospectus delivery exemption in Section 4(3) of the Securities Act is not available in respect of such transactions as a result of Section 24(d) of the 1940 Act. As a result, broker-dealer firms should note that dealers who are not “underwriters” but are participating in a distribution (as contrasted with engaging in ordinary secondary market transactions) and thus dealing with the Shares that are part of an overallotment within the meaning of Section 4(3)(C) of the Securities Act, will be unable to take advantage of the prospectus delivery exemption provided by Section 4(3) of the Securities Act. For delivery of prospectuses to exchange members, the prospectus delivery mechanism of Rule 153 under the Securities Act is only available with respect to transactions on a national exchange.

Dealers affecting transactions in the Shares, whether or not participating in this distribution, are generally required to deliver a Prospectus. This is in addition to any obligation of dealers to deliver a Prospectus when acting as underwriters.

APPENDIX B

AGREEMENT AND PLAN OF REORGANIZATION AND LIQUIDATION

THIS AGREEMENT AND PLAN OF REORGANIZATION AND LIQUIDATION (“Agreement”) is made as of this 30th day of July, 2024, by Northern Lights Fund Trust II, a Delaware statutory trust (“Trust”), on behalf of its series Essential 40 Stock Fund (the “Target Fund”) and Essential 40 Stock ETF (the “Acquiring Fund”), and, with respect to paragraph 10.2 of this Agreement, KKM Financial, LLC (“KKM”).

WHEREAS, each of the Target Fund and the Acquiring Fund is a series of an open-end, investment company of the management type registered pursuant to the Investment Company Act of 1940, as amended (“1940 Act”);

WHEREAS, the contemplated reorganization and liquidation will consist of (1) the sale, assignment, conveyance, transfer, and delivery of all of the property and assets (“Assets”) of the Target Fund to the Acquiring Fund in exchange for shares of beneficial interest of the Acquiring Fund (“Acquiring Fund Shares”) equal in aggregate net asset value to the outstanding shares of beneficial interest of the Target Fund (“Target Fund Shares”), as described herein, (2) the assumption by the Acquiring Fund of all liabilities (“Liabilities”) of the Target Fund, (3) the distribution of the Acquiring Fund Shares to the shareholders of the Target Fund (“Target Fund Shareholders”) who hold Target Fund Shares through a brokerage account or transfer agent account that can accept Acquiring Fund Shares, (4) the distribution of cash to Target Fund Shareholders in lieu of fractional Acquiring Fund Shares, and (5) with respect to Target Fund Shareholders who do not hold Target Fund Shares through a brokerage account or transfer agent account that can accept Acquiring Fund Shares, the distribution of cash equal to the net asset value of the Target Fund Shares held by such Target Fund Shareholders, in complete liquidation of the Target Fund, as provided herein (“Reorganization”), all upon the terms and conditions hereinafter set forth in this Agreement. The Acquiring Fund is, and will be immediately prior to Closing (defined in paragraph 3.1), a shell series, without Assets or Liabilities, created for the purpose of acquiring the Assets and Liabilities of the Target Fund;

WHEREAS, the Board of Trustees of the Trust has determined (i) with respect to the Target Fund, that the Reorganization is in the best interests of the Target Fund and that the interests of the existing Target Fund Shareholders will not be diluted as a result of the Reorganization and (ii) with respect to the Acquiring Fund, that the Reorganization is in the best interests of the Acquiring Fund;

NOW, THEREFORE, in consideration of the premises and of the covenants and agreements hereinafter set forth, the parties hereto covenant and agree as follows:

1.	REORGANIZATION

1.1.	Subject to the requisite approvals and the other terms and conditions herein set forth and on the basis of the representations and warranties contained herein, the Trust, on behalf of the Target Fund, agrees to sell, assign, convey, transfer and deliver all of its Assets, as set forth in paragraph 1.2, to the Acquiring Fund, and the Trust, on behalf of the Acquiring Fund, agrees in exchange therefor:

(a)	to deliver to the Target Fund a number of full shares of beneficial interest of the Acquiring Fund having an aggregate net asset value equal to the value of the Assets of the Target Fund attributable to the Target Fund Shares on such date, less:

i.	the value of cash to be distributed to Target Fund Shareholders in lieu of fractional Acquiring Fund Shares;

ii.	the value of cash to be distributed to Target Fund Shareholders who do not hold Target Fund Shares through a brokerage account or transfer agent that can accept Acquiring Fund Shares (“Cash-Out Shareholders”), who shall not receive a distribution of such Acquiring Fund Shares and in lieu thereof shall receive a distribution of cash equal to the net asset value of their Target Fund Shares; and

iii.	the value of the Liabilities of the Target Fund attributable to those Target Fund Shares as of the time and date set forth in paragraph 3.1;

with the number of full shares to be delivered determined by dividing the value of such Target Fund’s net Assets (computed in the manner and as of the time and date set forth in paragraph 2.1), except for the sum of the values in subparagraph (a)(i)-(iv) of this paragraph 1.1, by the net asset value of one share of Acquiring Fund Shares (as computed in the manner and as of the time and date set forth in paragraph 2.2); and

(b)	to assume all Liabilities of the Target Fund, as set forth in paragraph 1.3. Such transactions shall take place on the date of the closing provided for in paragraph 3.1 (“Closing Date”).

1.2.	The Assets of the Trust attributable to the Target Fund to be sold, assigned, conveyed, transferred and delivered to the Trust, on behalf of the Acquiring Fund, shall consist of all assets of the Target Fund, including, without limitation, all rights, cash, securities, commodities and futures interests and dividends or interests receivable that are owned by the Target Fund and any deferred or prepaid expenses shown as an asset on the books of the Target Fund on the Valuation Date as defined in paragraph 2.1, except for assets having a value equal to the sum of the values in subparagraph (a)(i)-(iv) of paragraph 1.1. The Target Fund will sell, assign, convey, transfer and deliver to the Acquiring Fund any rights, stock dividends, or other securities received by the Target Fund after the Closing Date as stock dividends or other distributions on or with respect to the Assets transferred, which rights, stock dividends, and other securities shall be deemed included in the Assets transferred to the Acquiring Fund at the Closing Date and shall not be separately valued, in which case any such distribution that remains unpaid as of the Closing Date shall be included in the determination of the value of the Assets of the Target Fund acquired by the Acquiring Fund.

1.3.	The Trust, on behalf of the Acquiring Fund, shall assume all of the Liabilities of the Target Fund, whether accrued or contingent, known or unknown, existing at the Valuation Date.

1.4.	Immediately following the actions contemplated by paragraph 1.1, the Trust shall take such actions necessary to complete the liquidation of the Target Fund. To complete the liquidation, the Trust, on behalf of the Target Fund, shall (a) distribute to the Target Fund Shareholders of record (other than Cash-Out Shareholders) as of the Closing Date, as defined in paragraph 3.1, on a pro rata basis, the Acquiring Fund Shares received by the Trust, on behalf of the Target Fund, pursuant to paragraph 1.1, (b) distribute cash, as provided in paragraph 1.1 to the Cash-Out Shareholders, equal in value to the net asset value of such Target Fund Shares by such Target Fund Shareholders, and (c) completely liquidate. Such liquidation shall be accomplished, with respect to the Target Fund Shares, by the transfer of the Acquiring Fund Shares then credited to the account of the Target Fund on the books of the Acquiring Fund to open accounts on the share records of the Acquiring Fund in the names of the Target Fund Shareholders. The aggregate net asset value of Acquiring Fund Shares to be so credited to Target Fund Shareholders shall be equal to the aggregate net asset value of the Target Fund Shares owned by Target Fund Shareholders on the Closing Date less: (i) the value of cash to be distributed to Target Fund Shareholders in lieu of fractional Acquiring Fund Shares; and (ii) the value of cash to be distributed to Cash-Out Shareholders, who shall not receive a distribution of such Acquiring Fund Shares and in lieu thereof shall receive a distribution of cash equal to the net asset value of their Target Fund Shares. All issued and outstanding Target Fund Shares will be canceled on the books of the Target Fund. The Acquiring Fund shall not issue certificates representing Acquiring Fund Shares in connection with such exchange. For the avoidance of doubt, in connection with the above-provided liquidation and distribution of Acquiring Fund Shares, if a Target Fund Shareholder does not hold their Target Fund Shares in a brokerage account or transfer agent account that can accept the Acquiring Fund Shares being distributed, then such Target Fund Shareholder shall not receive a distribution of such Acquiring Fund Shares and in lieu thereof shall receive a distribution of cash equal to the net asset value of their Target Fund Shares.

1.5.	Ownership of Acquiring Fund Shares will be shown on the books of the Acquiring Fund’s transfer agent.

1.6.	Any reporting responsibility of the Target Fund, including, but not limited to, the responsibility for filing regulatory reports, tax returns, or other documents with the Securities and Exchange Commission (“Commission”), any state securities commission, and any federal, state or local tax authorities or any other relevant regulatory authority, is and shall remain the responsibility of the Target Fund.

2.	VALUATION

2.1.	The value of the Assets of the Target Fund shall be determined as of the close of business of the New York Stock Exchange (“NYSE”), usually 4:00 p.m. Eastern Time, and after the declaration of any dividends by the Target Fund, on the Closing Date (such time and date being hereinafter called the “Valuation Date”), computed using the valuation procedures which the Acquiring Fund would use in determining the fair market value of its Assets and Liabilities. The Target Fund will not treat an intraday unscheduled disruption or closure in NYSE trading on the Valuation Date as a closure of the NYSE and will calculate net asset value as of 4:00 p.m., Eastern Time, if the particular disruption or closure directly affects only the NYSE.

2.2.	The aggregate net asset value of the Acquiring Fund’s Acquiring Fund Shares shall be determined to four decimal places on the Valuation Date, using the valuation procedures which the Acquiring Fund would use in determining its net asset value.

2.3.	The number of Acquiring Fund Shares to be issued in exchange for the Assets shall be determined with respect to the Target Fund by dividing the value of the net assets with respect to the Target Fund Shares, determined as set forth in paragraph 2.1, except for the sum of the values in subparagraph (a)(i)-(iv) of paragraph 1.1, by the net asset value per share of the Acquiring Fund Shares, determined as set forth in paragraph 2.2. For the avoidance of doubt, the Acquiring Fund shall not issue fractional shares.

3.	CLOSING AND CLOSING DATE

3.1.	The Closing Date shall be October 18, 2024, or such other date as the parties may agree. All acts taking place at the closing of the transactions provided for in this Agreement (“Closing”) shall be deemed to take place simultaneously as of the close of business on the Closing Date unless otherwise agreed to by the parties. The “close of business” on the Closing Date shall be as of 5:00 p.m., Eastern Time. The Closing shall be held at the offices of KKM or at such other time and/or place, including by virtual means, as the parties may agree.

3.2.	The portfolio securities and other investments of the Target Fund shall be made available by the Target Fund to the Brown Brothers Harriman & Co., as the custodian for the Acquiring Fund (the “Acquiring Fund Custodian”), for examination no later than five business days preceding the Closing Date. The Trust shall direct U.S. Bank, N.A., as custodian for the Target Fund (“Target Fund Custodian”), to deliver to the Trust, on behalf of the Acquiring Fund, at the Closing a certificate of an authorized officer stating that (i) all Assets, cash and other financial interests of the Target Fund held by the Target Fund Custodian on behalf of the Target Fund pursuant to the Target Fund’s custody agreement with the Target Fund Custodian have been delivered to the Acquiring Fund on the Closing Date, (ii) the Target Fund Custodian has paid any and all taxes with respect to the Target Fund that the Target Fund has specifically and properly instructed the Target Fund Custodian to pay, and agrees to notify the Acquiring Fund in the event it receives notification of any additional taxes that would be due with respect to the Target Fund, and (iii) all income that is received by the Target Fund Custodian after the Closing Date for the account of the Target Fund will be credited to the Acquiring Fund in accordance with the Custody Agreement dated January 4, 2013, between the Trust and the Target Fund Custodian, as amended from time to time. The Target Fund Custodian shall deliver to the Acquiring Fund Custodian, as of the Closing Date by book entry, in accordance with the customary practices of the Target Fund Custodian and of each securities depository, as defined in Rule 17f-4 under the 1940 Act, the Assets of the Target Fund deposited with such depositories. The cash to be transferred by the Target Fund shall be delivered to the Acquiring Fund Custodian on the Closing Date. The Acquiring Fund Custodian shall deliver within one business day after the Closing a certificate of an authorized officer stating that the Assets were delivered in proper form to the Acquiring Fund on the Closing Date.

3.3.	The Trust shall direct Ultimus Fund Solutions, LLC, in its capacity as transfer agent for the Target Fund (“Transfer Agent”), to deliver to the Trust, on behalf of the Acquiring Fund at the Closing a certificate of an authorized officer stating that its records contain the name and address of each Target Fund Shareholder and the number and percentage ownership of Target Fund Shares owned by each such Shareholder immediately prior to the Closing. The Acquiring Fund shall deliver to the Secretary of the Target Fund a confirmation evidencing that (a) the appropriate number of Acquiring Fund Shares have been credited to the Target Fund’s account on the books of the Acquiring Fund pursuant to paragraph 1.1 prior to the actions contemplated by paragraph 1.4 and (b) the appropriate number of Acquiring Fund Shares have been credited to the accounts of the Target Fund Shareholders on the books of the Acquiring Fund pursuant to paragraph 1.4. At the Closing each party shall deliver to the other party such bills of sale, checks, assignments, share certificates, if any, receipts or other documents as the other party or its counsel may reasonably request.

3.4.	In the event that at the Valuation Date (a) the NYSE or another primary trading market for portfolio securities of the Acquiring Fund or the Target Fund (each an “Exchange”) shall be closed to trading or trading thereupon shall be restricted, or (b) trading or the reporting of trading on such Exchange or elsewhere shall be disrupted so that accurate appraisal of the value of the net Assets of the Target Fund or the Acquiring Fund is impracticable (in the judgment of the Trustees of the Trust, with respect to the Target Fund and of the Trustees of the Trust with respect to the Acquiring Fund), the Closing Date shall be postponed until the first Friday (that is also a business day) after the day when trading shall have been fully resumed and reporting shall have been restored.

4.	REPRESENTATIONS AND WARRANTIES

4.1.	Except as has been fully disclosed in Schedule 4.1 to this Agreement, the Trust, on behalf of the Target Fund, represents and warrants as follows:

(a)	The Target Fund is duly established as a series of the Trust, which is a statutory trust duly organized, existing and in good standing under the laws of the State of Delaware, with power under its Certificate of Trust and Trust Instrument (collectively, the “Charter”), as amended, to own all of its Assets and to carry on its business as it is being conducted as of the date hereof. The Trust is not required to qualify as a foreign trust or association in any jurisdiction, except for any jurisdiction in which it has so qualified or in which a failure to so qualify would not have a material adverse effect. The Trust has all necessary federal, state and local authorization to carry on its business as now being conducted and to fulfill the terms of this Agreement, except as set forth in Schedule 4.1.

(b)	The Trust is a registered investment company classified as a management company of the open-end type, and its registration with the Commission as an investment company under the 1940 Act, and the registration of the Target Fund Shares under the Securities Act of 1933, as amended (“1933 Act”), is in full force and effect.

(c)	No consent, approval, authorization, or order of any court or governmental authority is required for the consummation by the Target Fund of the transactions contemplated herein, except such as may be required under the 1933 Act, the Securities Exchange Act of 1934, as amended (“1934 Act”), the 1940 Act, state securities laws and the Hart-Scott- Rodino Antitrust Improvements Act of 1976 (the “Hart-Scott-Rodino Act”).

(d)	The current prospectuses and statement of additional information of the Target Fund conform in all material respects to the applicable requirements of the 1933 Act and the 1940 Act and the rules and regulations of the Commission thereunder and does not include any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not materially misleading.

(e)	On the Closing Date, the Trust, on behalf of the Target Fund, will have good and marketable title to the Assets and full right, power, and authority to sell, assign, convey, transfer and deliver such Assets hereunder free of any liens or other encumbrances, and upon delivery and payment for the Assets, the Trust, on behalf of the Acquiring Fund, will acquire good and marketable title thereto, subject to no restrictions on the full transfer thereof, including such restrictions as might arise under the 1933 Act.

(f)	The Target Fund is not engaged currently, and the execution, delivery and performance of this Agreement will not result in, (i) a material violation of the Charter or by-laws of the Trust, as applicable, or of any agreement, indenture, instrument, contract, lease or other undertaking to which the Trust, on behalf of the Target Fund, is a party or by which it is bound, or (ii) the acceleration of any material obligation, or the imposition of any material penalty, under any agreement, indenture, instrument, contract, lease, judgment or decree to which the Trust, on behalf of the Target Fund, is a party or by which it is bound.

(g)	All material contracts or other commitments of the Target Fund (other than this Agreement, contracts listed in Schedule 4.1 and certain investment contracts, including options, futures, and forward contracts) will terminate without liability to the Target Fund on or prior to the Closing Date. Each contract listed in Schedule 4.1 is a valid, binding and enforceable obligation of each party thereto (assuming due authorization, execution and delivery by the other party thereto) and the assignment by the Target Fund to the Acquiring Fund of each such contract will not result in the termination of such contract, any breach or default thereunder or the imposition of any penalty thereunder.

(h)	No litigation or administrative proceeding or investigation of or before any court or governmental body is presently pending or, to the Trust’s knowledge, threatened against the Trust, with respect to the Target Fund or any of the Target Fund’s properties or assets, that, if adversely determined, would materially and adversely affect its financial condition or the conduct of its business. Except as disclosed on Schedule 4.1, the Trust, on behalf of the Target Fund, knows of no facts which might form the basis for the institution of such proceedings and is not a party to or subject to the provisions of any order, decree or judgment of any court or governmental body which materially and adversely affects its business or its ability to consummate the transactions herein contemplated.

(i)	The Statement of Assets and Liabilities, Statements of Operations and Changes in Net Assets, and Schedule of Investments of the Target Fund at May 31, 2024 have been audited by the Target Fund’s Independent Registered Public Accounting Firm, and are in accordance with accounting principles generally accepted in the United States of America (“GAAP”) consistently applied. Such statements and the Target Fund’s unaudited financial statements at and for the six months ended November 30, 2023 (true and correct copies of which have been furnished to the Trust, on behalf of the Acquiring Fund) present fairly, in all material respects, the financial condition of the Target Fund as of such date in accordance with GAAP, and there are no known contingent, accrued or other Liabilities of the Target Fund required to be reflected on a balance sheet (including the notes thereto) in accordance with GAAP as of such date that are not disclosed therein.

(j)	Since May 31, 2024, there has not been any material adverse change in the Target Fund’s financial condition, Assets, Liabilities or business, other than changes occurring in the ordinary course of business, or any incurrence by the Target Fund of indebtedness, other than the incurrence of indebtedness in the ordinary course of business in accordance with the Target Fund’s investment policies. For the purposes of this subparagraph (j), a decline in net asset value per share of Target Fund Shares due to declines in market values of securities held by the Target Fund, the discharge of Target Fund Liabilities, or the redemption of Target Fund Shares by Target Fund Shareholders shall not constitute a material adverse change.

(k)	On the Closing Date, all federal and other tax returns, dividend reporting forms, and other tax-related reports of the Target Fund required by law to have been filed by such date (including any extensions) shall have been filed and are or will be correct in all material respects, and all federal and other taxes shown as due or required to be shown as due on said returns and reports shall have been paid or provision shall have been made for the payment thereof and, to the best of the Trust’s knowledge, no such return is currently under audit and no assessment has been asserted with respect to such returns.

(l)	For each taxable year of its operation (including with respect to the taxable year that includes the Closing Date the portion of such taxable year up to the Closing date), the Target Fund has met or meets the requirements of Subchapter M of the Internal Revenue Code of 1986, as amended (the “Code”), for qualification as a regulated investment company, and has been or is eligible to and has computed or will compute its federal income tax under Section 852 of the Code. In that regard, the Target Fund has declared and distributed as of the Closing Date substantially all amounts required to have been declared and distributed by such Closing Date of (i) its investment company taxable income (computed without regard to any deduction for dividends paid), (ii) the excess, if any, of (x) its investment income excludible from gross income under Section 103 of the Code over (y) its deductions disallowed under Sections 265 and 171 of the Code (“net tax-exempt income”), and (iii) any net capital gain (after reduction for any capital loss carryforward) (as defined in the Code).

(m)	All issued and outstanding Target Fund Shares are, and on the Closing Date will be, duly authorized and validly and legally issued and outstanding, fully paid and non-assessable by the Trust, on behalf of the Target Fund, and will have been offered and sold in every state, territory and the District of Columbia in compliance in all material respects with applicable registration requirements of all applicable federal and state securities laws. All of the issued and outstanding Target Fund Shares will, at the time of Closing, be held by the persons and in the amounts set forth in the records of the Transfer Agent, on behalf of the Target Fund, as provided in paragraph 3.3. The Target Fund does not have outstanding any options, warrants or other rights to subscribe for or purchase any of the Target Fund Shares, nor is there outstanding any security convertible into any of the Target Fund Shares. The Target Fund will review its Assets to ensure that at any time prior to the Closing Date its Assets do not include any assets that the Acquiring Fund is not permitted, or reasonably believes to be unsuitable for it, to acquire, including without limitation any security that, prior to its acquisition by the Target Fund, is unsuitable for the Acquiring Fund to acquire.

(n)	The execution, delivery and performance of this Agreement, and the transactions contemplated herein, have been duly authorized by all necessary trust action on the part of the Board of Trustees of the Trust, on behalf of the Target Fund, as described in paragraph 8.1, and this Agreement constitutes a valid and binding obligation of the Trust, on behalf of the Target Fund, enforceable in accordance with its terms, subject, as to enforcement, to bankruptcy, insolvency, reorganization, moratorium and other laws relating to or affecting creditors’ rights and to general equity principles.

(o)	The combined information statement and prospectus (“Information Statement/Prospectus”) to be included in the Registration Statement (as defined in paragraph 5.5), insofar as it relates to the Target Fund and the Trust, will from the effective date of the Registration Statement through the Closing Date (i) not contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which such statements were made, not materially misleading (provided that this representation and warranty shall not apply to statements in or omissions from the Information Statement/Prospectus made in reliance upon and in conformity with information that was furnished by the Acquiring Fund for use therein) and (ii) comply in all material respects with the provisions of the 1933 Act, the 1934 Act and the 1940 Act and the rules and regulations thereunder. The information to be furnished by the Target Fund for use in supplements to registration statements and other documents filed or to be filed with any federal, state or local regulatory authority (including the Financial Industry Regulatory Authority (“FINRA”)), which may be necessary in connection with the transactions contemplated hereby, shall be accurate and complete in all material respects and shall comply in all material respects with federal securities and other laws and regulations thereunder applicable thereto.

4.2.	Except as has been fully disclosed in Schedule 4.2 to this Agreement, the Trust, on behalf of the Acquiring Fund, represents and warrants as follows:

(a)	The Acquiring Fund is duly established as a series of the Trust, which is a statutory trust duly organized, existing and in good standing under the laws of the State of Delaware, with power under its Charter, to own all of its Assets and to carry on its business as it is being conducted as of the date hereof. The Trust is not required to qualify as a foreign trust or association in any jurisdiction, except for any jurisdiction in which it has so qualified or in which a failure to so qualify would not have a material adverse effect. The Trust has all necessary federal, state and local authorization to carry on its business as now being conducted and to fulfill the terms of this Agreement, except as set forth in Schedule 4.2.

(b)	The Trust is a registered investment company classified as a management company of the open-end type, and its registration with the Commission as an investment company under the 1940 Act and the registration of the Acquiring Fund Shares under the 1933 Act will be in full force and effect as of the Closing Date.

(c)	No consent, approval, authorization, or order of any court or governmental authority is required for the consummation by the Acquiring Fund of the transactions contemplated herein, except such as may be required under the 1933 Act, the 1934 Act, the 1940 Act, state securities laws and the Hart-Scott-Rodino Act.

(d)	The current prospectus and statement of additional information of the Acquiring Fund conforms in all material respects to the applicable requirements of the 1933 Act and the 1940 Act and the rules and regulations of the Commission thereunder and does not include any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not materially misleading.

(e)	The Acquiring Fund is not engaged currently, and the execution, delivery and performance of this Agreement will not result, in (i) a material violation of the Charter or by-laws of the Trust, as applicable, or of any agreement, indenture, instrument, contract, lease or other undertaking to which the Trust, on behalf of the Acquiring Fund, is a party or by which it is bound, or (ii) the acceleration of any material obligation, or the imposition of any material penalty, under any agreement, indenture, instrument, contract, lease, judgment or decree to which the Trust, on behalf of the Acquiring Fund, is a party or by which it is bound.

(f)	No litigation or administrative proceeding or investigation of or before any court or governmental body is presently pending or, to the Trust’s knowledge, threatened against the Trust, with respect to the Acquiring Fund or any of the Acquiring Fund’s Assets, that, if adversely determined, would materially and adversely affect the Acquiring Fund’s financial condition or the conduct of its business. Except as disclosed in Schedule 4.2 to this Agreement, the Trust, on behalf of the Acquiring Fund, knows of no facts which might form the basis for the institution of such proceedings and is not a party to or subject to the provisions of any order, decree or judgment of any court or governmental body which materially and adversely affects the Acquiring Fund’s business or its ability to consummate the transactions herein contemplated.

(g)	As the Acquiring Fund has not yet commenced operations, there has not been any material adverse change in the Acquiring Fund’s financial condition, Assets, Liabilities or business, other than changes occurring in the ordinary course of business, or any incurrence by the Acquiring Fund of indebtedness, other than the incurrence of indebtedness in the ordinary course of business in accordance with the Acquiring Fund’s investment policies. For the purposes of this subparagraph (g), a decline in net asset value per share of Acquiring Fund Shares due to declines in market values of securities held by the Acquiring Fund, the discharge of Acquiring Fund Liabilities, or the redemption of Acquiring Fund Shares by shareholders of the Acquiring Fund shall not constitute a material adverse change.

(h)	On the Closing Date, all federal and other tax returns, dividend reporting forms, and other tax-related reports of the Acquiring Fund required by law to have been filed by such date (including any extensions), if any, shall have been filed and are or will be correct in all material respects, and all federal and other taxes shown as due or required to be shown as due, if any, on said returns and reports shall have been paid or provision shall have been made for the payment thereof and, to the best of the Trust’s knowledge, no such return is currently under audit and no assessment has been asserted with respect to such returns.

(i)	The Acquiring Fund intends to meet the requirements of Subchapter M of the Code for qualification as a regulated investment company and to be eligible to and will intend to compute its federal income tax under Section 852 of the Code for each taxable year.

(j)	All of the issued and outstanding Acquiring Fund Shares are, and on the Closing Date will be, duly authorized and validly and legally issued and outstanding, fully paid and non-assessable by the Trust, on behalf of the Acquiring Fund, and will have been offered and sold in every state, territory and the District of Columbia in compliance in all material respects with applicable registration requirements of all applicable federal and state securities laws. The Acquiring Fund does not have outstanding any options, warrants or other rights to subscribe for or purchase any Acquiring Fund Shares, nor is there outstanding any security convertible into any Acquiring Fund Shares. All of the Acquiring Fund Shares to be issued and delivered to the Target Fund, for the account of the Target Fund Shareholders, pursuant to this Agreement will on the Closing Date have been duly authorized and, when so issued and delivered, will be duly and validly and legally issued Acquiring Fund Shares and be fully paid and non-assessable by the Trust, on behalf of the Acquiring Fund.

(k)	The execution, delivery and performance of this Agreement, and the transactions contemplated herein, have been duly authorized by all necessary action on the part of the Trustees of the Trust, on behalf of the Acquiring Fund, and this Agreement constitutes a valid and binding obligation of the Trust, on behalf of the Acquiring Fund, enforceable in accordance with its terms, subject, as to enforcement, to bankruptcy, insolvency, reorganization, moratorium and other laws relating to or affecting creditors’ rights and to general equity principles.

(l)	The Information Statement/Prospectus to be included in the Registration Statement, insofar as it relates to the Acquiring Fund, the Trust and the Acquiring Fund Shares, will from the effective date of the Registration Statement through the Closing Date (i) not contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which such statements were made, not materially misleading (provided that this representation and warranty shall not apply to statements in or omissions from the Information Statement/Prospectus made in reliance upon and in conformity with information that was furnished by the Target Fund for use therein) and (ii) comply in all material respects with the provisions of the 1933 Act, the 1934 Act and the 1940 Act and the rules and regulations thereunder. The information to be furnished by the Acquiring Fund for use in supplements to registration statements and other documents filed or to be filed with any federal, state or local regulatory authority (including FINRA), which may be necessary in connection with the transactions contemplated hereby, shall be accurate and complete in all material respects and shall comply in all material respects with federal securities and other laws and regulations thereunder applicable thereto.

5.	COVENANTS

The Trust, on behalf of the Acquiring Fund, and the Trust, on behalf of the Target Fund, hereby further covenant as follows:

5.1.	The Target Fund will operate its business in the ordinary course between the date hereof and the Closing Date, it being understood that such ordinary course of business will include the declaration and payment of customary dividends and distributions, and any other distribution that may be advisable. The Acquiring Fund is not currently operational.

5.2.	The Target Fund covenants that the Acquiring Fund Shares to be issued hereunder are not being acquired for the purpose of making any distribution thereof, other than in accordance with the terms of this Agreement.

5.3.	The Target Fund will assist the Acquiring Fund in obtaining such information as the Acquiring Fund reasonably requests concerning the beneficial ownership of the Target Fund Shares.

5.4.	Subject to the provisions of this Agreement, the Acquiring Fund and the Target Fund covenant to take, or cause to be taken, all action, and do or cause to be done, all things reasonably necessary, proper or advisable to consummate and make effective the transactions contemplated by this Agreement.

5.5.	The Trust, on behalf of the Acquiring Fund, shall prepare and file a registration statement on Form N-14 in compliance with the 1933 Act, the 1934 Act and the 1940 Act and the rules and regulations thereunder with respect to the Reorganization (“Registration Statement”). The Target Fund will provide to the Acquiring Fund such information regarding the Target Fund as may be reasonably necessary for the preparation of the Registration Statement.

5.6.	Each of the Acquiring Fund and the Target Fund covenant to use its reasonable best efforts to fulfill or obtain the fulfillment of the conditions precedent to effect the transactions contemplated by this Agreement as promptly as practicable.

5.7.	The Trust, on behalf of the Target Fund, covenants that it will execute and deliver or cause to be executed and delivered all such assignments and other instruments and will take or cause to be taken such further action as the Trust, on behalf of the Acquiring Fund, may reasonably deem necessary or desirable in order to vest in and confirm (a) the Trust’s, on behalf of the Target Fund, title to and possession of the Acquiring Fund Shares to be delivered hereunder and (b) the Trust’s, on behalf of the Acquiring Fund, title to and possession of all the Assets and otherwise to carry out the intent and purpose of this Agreement.

5.8.	The Acquiring Fund covenants to use all reasonable efforts to obtain the approvals and authorizations required by the 1933 Act, the 1940 Act and such of the state blue sky or securities laws as may be necessary in order to continue its operations after the Closing Date.

5.9.	The Acquiring Fund shall not change its Charter, prospectus or statement of additional information prior to closing so as to restrict permitted investments for the Acquiring Fund prior to the closing, except as required by the Commission.

6.	CONDITIONS PRECEDENT TO OBLIGATIONS OF THE TARGET FUND

The obligations of the Trust, on behalf of the Target Fund, to consummate the transactions provided for herein shall be subject, at the election of the Trust, to the performance by the Trust, on behalf of the Acquiring Fund, of all the obligations to be performed by it hereunder on or before the Closing Date, and, in addition thereto, the following further conditions:

6.1.	All representations and warranties of the Trust, on behalf of the Acquiring Fund, contained in this Agreement shall be true and correct in all material respects as of the date hereof and, except as they may be affected by the transactions contemplated by this Agreement, as of the Closing Date, with the same force and effect as if made on and as of the Closing Date.

6.2.	The Trust, on behalf of the Acquiring Fund, shall have performed all of the covenants and complied with all of the provisions required by this Agreement to be performed or complied with by the Trust, on behalf of the Acquiring Fund, on or before the Closing Date.

6.3.	The Trust, on behalf of the Acquiring Fund, shall have executed and delivered an assumption of the Liabilities (the “Assumption Instrument”) and all such other agreements and instruments as the Trust, on behalf of the Target Fund, may reasonably deem necessary or desirable in order to vest in and confirm (a) the Trust, on behalf of the Target Fund, has title to and possession of the Acquiring Fund Shares to be delivered hereunder and

(a)	the Trust’s, on behalf of the Acquiring Fund, assumption of all of the Liabilities and otherwise to carry out the intent and purpose of this Agreement.

6.4.	The Trust, on behalf of the Acquiring Fund, shall have delivered to the Target Fund a certificate executed in its name by its President or Vice President and the Treasurer or Assistant Treasurer of the Trust, in a form reasonably satisfactory to the Trust, on behalf of the Target Fund, and dated as of the Closing Date, as to the matters set forth in paragraphs 6.1 and 6.2 and as to such other matters as the Trust shall reasonably request.

6.5.	The Target Fund and the Acquiring Fund shall have agreed on the number of full Acquiring Fund Shares to be issued in connection with the Reorganization after such number has been calculated in accordance with paragraph 1.1. For the avoidance of doubt, the Acquiring Fund shall not issue fractional shares, and cash shall be distributed to Target Fund Shareholders in connection with this Reorganization in lieu of fractional Acquiring Fund Shares.

7.	CONDITIONS PRECEDENT TO OBLIGATIONS OF THE ACQUIRING FUND

The obligations of the Trust, on behalf of the Acquiring Fund, to consummate the transactions provided for herein shall be subject, at the election of the Trust, to the performance by the Trust, on behalf of the Target Fund, of all of the obligations to be performed by it hereunder on or before the Closing Date and, in addition thereto, the following further conditions:

7.1.	All representations and warranties of the Trust, on behalf of the Target Fund, contained in this Agreement shall be true and correct in all material respects as of the date hereof and, except as they may be affected by the transactions contemplated by this Agreement, as of the Closing Date, with the same force and effect as if made on and as of the Closing Date.

7.2.	The Trust, on behalf of the Target Fund, shall have performed all of the covenants and complied with all of the provisions required by this Agreement to be performed or complied with by the Trust, on behalf of the Target Fund, on or before the Closing Date.

7.3.	The Trust, on behalf of the Target Fund, shall have delivered to the Acquiring Fund a statement of the Assets and Liabilities, as of the Closing Date, including a schedule of investments, certified by the Treasurer of the Trust, on behalf of the Target Fund. the Trust shall have executed and delivered all such assignments and other instruments of transfer (the “Transfer Instruments”) as the Trust, on behalf of the Acquiring Fund, may reasonably deem necessary or desirable in order to vest in and confirm (a) the Trust’s, on behalf of the Target Fund, title to and possession of the Acquiring Fund Shares to be delivered hereunder and (b) the Trust’s, on behalf of the Acquiring Fund, title to and possession of all the Assets and otherwise to carry out the intent and purpose of this Agreement.

7.4.	The Trust, on behalf of the Target Fund, shall have delivered to the Acquiring Fund a certificate executed in the name of the Target Fund by the President or Vice President and the Treasurer or Assistant Treasurer of the Trust, in a form reasonably satisfactory and dated as of the Closing Date, as to the matters set forth in paragraphs 7.1 and 7.2 and as to such other matters as the Trust, on behalf of the Acquiring Fund, shall reasonably request.

7.5.	The Target Fund and the Acquiring Fund shall have agreed on the number of full Acquiring Fund Shares to be issued in connection with the Reorganization after such number has been calculated in accordance with paragraph 1.1. For the avoidance of doubt, the Acquiring Fund shall not issue fractional shares, and cash shall be distributed to Target Fund Shareholders in connection with this Reorganization in lieu of fractional Acquiring Fund Shares.

8.	FURTHER CONDITIONS PRECEDENT TO OBLIGATIONS OF THE ACQUIRING FUND AND THE TARGET FUND

If any of the conditions set forth below have not been satisfied on or before the Closing Date with respect to the Trust, on behalf of the Target Fund, or the Trust, on behalf of the Acquiring Fund, the other party to this Agreement shall be entitled, at its option, to refuse to consummate the transactions contemplated by this Agreement:

8.1.	This Agreement and the transactions contemplated herein shall have been approved by the Trustees of the Trust, on behalf of the Target Fund, and the Trust, on behalf of the Acquiring Fund, in accordance with the provisions of the Charter and by- laws of the Trust, applicable state law and the 1940 Act, and certified copies of the resolutions evidencing such approval shall have been delivered to the Acquiring Fund. Notwithstanding anything herein to the contrary, the Trust may not waive the condition set forth in this paragraph 8.1.

8.2.	On the Closing Date, no action, suit or other proceeding shall be pending or, to the knowledge of the Trust, threatened before any court or governmental agency in which it is sought to restrain or prohibit, or obtain damages or other relief in connection with, this Agreement or the transactions contemplated herein.

8.3.	All consents of other parties and all other consents, orders and permits of federal, state and local regulatory authorities deemed necessary by the Trust to permit consummation, in all material respects, of the transactions contemplated hereby shall have been obtained, except where failure to obtain any such consent, order or permit would not involve a risk of a material adverse effect on the Assets of the Acquiring Fund or the Target Fund, provided that either party hereto may for itself waive any of such conditions.

8.4.	The Registration Statement shall have become effective under the 1933 Act, and no stop orders suspending the effectiveness thereof shall have been issued and, to the best knowledge of the parties hereto, no investigation or proceeding for that purpose shall have been instituted or be pending, threatened or contemplated under the 1933 Act.

8.5.	With respect to the Reorganization, the Acquiring Fund and the Target Fund shall have received an opinion of Alston & Bird LLP, substantially to the effect that for U.S. federal income tax purposes:

(a)	The Reorganization will constitute a “reorganization” within the meaning of Section 368(a) of the Code, and the Acquiring Fund and Target Fund each will be “a party to a reorganization” within the meaning of Section 368(b) of the Code;

(b)	Under Section 1032 of the Code, no gain or loss will be recognized by the Acquiring Fund upon the receipt of the Assets of the Target Fund solely in exchange for the Acquiring Fund shares and the assumption of all of the Liabilities of the Target Fund;

(c)	Under Sections 361 and 357(a) of the Code, no gain or loss will be recognized by the Target Fund upon the transfer of the Assets of the Target Fund to the Acquiring Fund solely in exchange for the assumption by the Acquiring Fund of the Target Fund’s Liabilities and the Acquiring Fund Shares or upon the distribution (whether actual or constructive) of the Acquiring Fund Shares by the Target Fund to Target Fund Shareholders in exchange for their Target Fund Shares;

(d)	Under Section 354 of the Code, no gain or loss will be recognized by any Target Fund Shareholder upon the exchange of its Target Fund Shares solely for Acquiring Fund Shares (except with respect to cash received in lieu of fractional shares);

(e)	Under Section 358 of the Code, the aggregate tax basis of the Acquiring Fund Shares received by each Target Fund Shareholder pursuant to the Reorganization will be the same as the aggregate tax basis of the Target Fund Shares exchanged in the Reorganization (reduced by any amount of tax basis allocable to fractional shares for which cash is received);

(f)	Under Section 1223(1) of the Code, the Target Fund Shareholder’s holding period of the Acquiring Fund Shares to be received by each Target Fund Shareholder will include the period during which the Target Fund Shares exchanged therefor were held by such shareholder, provided the Target Fund Shares are held as capital assets on the date of the Reorganization;

(g)	Under Section 362(b) of the Code, the tax basis of the Assets of the Target Fund received by the Acquiring Fund will be the same as the tax basis of such Assets in the hands of the Target Fund immediately prior to the Reorganization;

(h)	Under Section 1223(2) of the Code, the holding period of the Assets of the Target Fund in the hands of the Acquiring Fund will include the periods during which those Assets were held by the Target Fund; and

(i)	The Acquiring Fund will succeed to and take into account the items of the Target Fund described in Section 381(c) of the Code, subject to the conditions and limitations specified in Sections 381, 382, 383 and 384 of the Code and the Treasury regulations thereunder.

The opinion will be subject to receipt of and based on certain factual certifications made by officers of the Acquiring Fund and the Target Fund and will also be based on customary assumptions. It is possible that the Internal Revenue Service could disagree with Alston & Bird LLP’s opinion. Notwithstanding anything herein to the contrary, the Trust may not waive the conditions set forth in this paragraph 8.5.

8.6.	The Trust shall have received the opinion of Alston & Bird LLP dated the Closing Date (subject to customary assumptions, qualifications and limitations and in form and substance reasonably acceptable to the Trust, on behalf of the Acquiring Fund, and the Trust, on behalf of the Target Fund), substantially to the effect that, based upon certain facts and certifications made by the Trust, on behalf of the Acquiring Fund, and the Trust, on behalf of the Target Fund, and their authorized officers, (a) the Trust is duly organized and validly existing under the laws of Delaware and has power to own all of its Assets and to carry on its business as presently conducted, and the Acquiring Fund is a series thereof duly constituted in accordance with the applicable provisions of the 1940 Act and the Charter and by-laws of the Trust; (b) the Trust is duly organized and validly existing under the laws of the State of Delaware and has power to own all of its Assets and to carry on its business as presently conducted, and the Target Fund is a series thereof duly constituted in accordance with the applicable provisions of the 1940 Act and the Charter and by-laws of the Trust; (c) the Acquiring Fund has the power to assume the Liabilities to be assumed by it hereunder and, upon consummation of the transactions contemplated hereby in accordance with the terms of this Agreement and the execution and delivery to the Target Fund by the Trust, on behalf of the Acquiring Fund, of the Assumption Instrument, the Acquiring Fund will have duly assumed such Liabilities; (d) the Target Fund has the power to sell, assign, transfer and deliver the Assets to be transferred by it hereunder, and, upon consummation of the transactions contemplated hereby in accordance with the terms of this Agreement and the execution and delivery to the Acquiring Fund by the Trust, on behalf of the Target Fund, of the Transfer Instruments against payment therefor, the Target Fund will have duly transferred such Assets to the Acquiring Fund; (e) this Agreement has been duly authorized, executed and delivered on behalf of the Acquiring Fund and the Target Fund and, assuming the Registration Statement and Information Statement/Prospectus comply with applicable federal securities laws, constitutes the valid and binding obligation of the Acquiring Fund and Target Fund, enforceable against the Acquiring Fund and Target Fund in accordance with its terms, subject to bankruptcy, insolvency, moratorium reorganization and other laws of general applicability relating to or affecting creditors’ rights and to general equity principles (regardless of whether enforceability is considered in a proceeding in equity or at law); (f) the Acquiring Fund Shares to be issued for transfer to the Target Fund Shareholders as provided by this Agreement are duly authorized for issuance and, when issued and delivered by the Acquiring Fund against delivery of all of the Assets of the Target Fund as set forth in this Agreement, will be validly issued and outstanding and fully paid and nonassessable shares in the Acquiring Fund, and no shareholder of the Acquiring Fund has any preemptive right of subscription or purchase in respect thereof; (g) the execution and delivery of this Agreement did not, and the consummation of the transactions contemplated thereby will not, violate the Charter or by-laws of the Trust, or result in a violation of the terms and provision of the agreements to which the Trust, the Acquiring Fund or the Target Fund is a party or by which the Trust, the Acquiring Fund or the Target Fund is bound that are listed in an annex to such opinion and, to the knowledge of such counsel, no consent, approval, authorization or order of any United States federal, Delaware state court or governmental body is required for the consummation by the Trust and the Acquiring Fund and the Target Fund of the transactions contemplated by the Agreement, except such as have been obtained; (h) to the knowledge of such counsel, based on discussions with officers of the Trust but without other independent investigation, there is no litigation or administrative proceeding or investigation of or before any court or governmental body presently pending or threatened as to the Trust, with respect to the Acquiring Fund, or the Trust, with respect to the Target Fund, or any of their respective Assets, that, if adversely determined, would materially and adversely affect their respective financial conditions or the conduct of their respective businesses; to the knowledge of such counsel, based on discussions with officers of the Trust but without other independent investigation, neither the Trust nor the Acquiring Fund or Target Fund is a party to or subject to the provisions of any order, decree or judgment of any court or governmental body, which materially and adversely affects either of their respective businesses; and, to the knowledge of such counsel, based on discussions with officers of the Trust but without other independent investigation, there is no legal or governmental proceeding relating to the Trust, the Acquiring Fund, or the Target Fund pending on or before the date of mailing of the Information Statement/Prospectus or the date hereof which is required to be disclosed in the Registration Statement which is not disclosed therein; (i) the Trust is registered with the Commission as an investment company under the 1940 Act; and (j) the Registration Statement has become effective under the 1933 Act and, to the knowledge of such counsel, (1) no stop order suspending the effectiveness of the Registration Statement has been issued under the 1933 Act and (2) no proceedings for that purpose have been instituted or threatened by the Commission.

8.7.	The Assets of the Target Fund will include no assets which the Acquiring Fund, by reason of limitations contained in its Charter or of investment policies disclosed in its current prospectus and statement of additional information, as supplemented, in effect on the Closing Date, may not properly acquire.

9.	INDEMNIFICATION

9.1.	The Acquiring Fund, solely out of its Assets (including any amounts paid to the Target Fund pursuant to any applicable liability insurance policies or indemnification agreements), agrees to indemnify and hold harmless the Trust and its Trustees and officers from and against any and all losses, claims, damages, Liabilities or expenses (including, without limitation, the payment of reasonable legal fees and reasonable costs of investigation) to which the Target Fund may become subject, insofar as such loss, claim, damage, liability or expense (or actions with respect thereto) arises out of or is based on (a) any breach by the Acquiring Fund, as applicable of any of its representations, warranties, covenants or agreements set forth in this Agreement or (b) any act, error, omission, neglect, misstatement, materially misleading statement, breach of duty or other act wrongfully done or attempted to be committed by the Trust or its Trustees or officers prior to the Closing Date, provided that such indemnification by the Acquiring Fund is not (i) in violation of any applicable law or (ii) otherwise prohibited as a result of any applicable order or decree issued by any governing regulatory authority or court of competent jurisdiction.

9.2.	The Target Fund, solely out of its Assets (including any amounts paid to the Acquiring Fund pursuant to any applicable liability insurance policies or indemnification agreements), agrees to indemnify and hold harmless the Trust and its Trustees and officers from and against any and all losses, claims, damages, Liabilities or expenses (including, without limitation, the payment of reasonable legal fees and reasonable costs of investigation) to which the Acquiring Fund may become subject, insofar as such loss, claim, damage, liability or expense (or actions with respect thereto) arises out of or is based on (a) any breach by the Target Fund of any of its representations, warranties, covenants or agreements set forth in this Agreement or any act, error, omission, neglect, misstatement, materially misleading statement, breach of duty or other act wrongfully done or attempted to be committed by the Trust or its Trustees or officers prior to the Closing Date, provided that such indemnification by the Target Fund is not (i) in violation of any applicable law or (ii) otherwise prohibited as a result of any applicable order or decree issued by any governing regulatory authority or court of competent jurisdiction.

10.	BROKERAGE FEES AND BROKERAGE EXPENSES; REORGANIZATION COSTS

10.1.	The Trust, on behalf of the Acquiring Fund, and the Trust, on behalf of the Target Fund, represent and warrant that there are no brokers or finders entitled to receive any payments in connection with the transactions provided for herein.

10.2.	KKM will pay for the legal costs incurred by the Funds associated with the Reorganization directly and will pay for other costs incurred by the Funds associated with the Reorganization (including printing and mailing expenses) by waiving fees or reimbursing expenses to offset the costs incurred by the Target Fund and Acquiring Fund associated with the Reorganization. The costs of the Reorganization shall include, but not be limited to, costs associated with obtaining any necessary order of exemption from the 1940 Act, preparation and filing of the Registration Statement and printing and distribution of the Information Statement/Prospectus, legal fees, accounting fees, and securities registration fees. Brokerage fees and expenses related to the disposition and acquisition of Assets (including any disposition to raise cash to pay redemption proceeds) that are incurred in the ordinary course of business will not be covered by KKM. Notwithstanding any of the foregoing, expenses will in any event be paid by the party directly incurring such expenses if and to the extent that the payment by another person of such expenses would result in the disqualification of such party as a “regulated investment company” within the meaning of Section 851 of the Code.

11.	ENTIRE AGREEMENT; SURVIVAL OF WARRANTIES

11.1.	Each of the Trust, on behalf of the Acquiring Fund, and the Trust, on behalf of the Target Fund, agrees that it has not made any representation, warranty nor covenant, on behalf of either the Target Fund or the Acquiring Fund, not set forth herein and that this Agreement constitutes the entire agreement between the parties.

11.2.	The representations, warranties and covenants contained in this Agreement or in any document delivered pursuant hereto or in connection herewith shall survive the consummation of the transactions contemplated hereunder. The covenants to be performed after the Closing shall survive the Closing.

12.	TERMINATION

This Agreement may be terminated and the transactions contemplated hereby may be abandoned by resolution of the Trustees of the Trust with respect to either the Acquiring Fund or the Target Fund at any time prior to the Closing Date, if circumstances should develop that, in the opinion of that Board, make proceeding with the Agreement inadvisable with respect to the Acquiring Fund or the Target Fund, respectively.

13.	AMENDMENTS

This Agreement may be amended, modified or supplemented in such manner as may be deemed necessary or advisable by the authorized officers of the Trust.

14.	NOTICES

Any notice, report, statement or demand required or permitted by any provisions of this Agreement shall be in writing and shall be given by facsimile, electronic delivery (i.e., e-mail) personal service or prepaid or certified mail addressed as follows:

Target Fund:

Essential 40 Stock Fund

221 North 203rd Street, Suite 100

Elkhorn, NE 68022

Acquiring Fund:

Essential 40 Stock ETF

221 North 203rd Street, Suite 100

Elkhorn, NE 68022

KKM:

KKM Financial, LLC:

141 W. Jackson Blvd.

Suite 1711

Chicago, IL 60604

15.	HEADINGS; GOVERNING LAW; SEVERABILITY; ASSIGNMENT; LIMITATION OF LIABILITY

15.1.	The Article and paragraph headings contained in this Agreement are for reference purposes only and shall not affect in any way the meaning or interpretation of this Agreement.

15.2.	This Agreement shall be governed by and construed in accordance with the laws of the State of Delaware without regard to its principles of conflicts of laws.

15.3.	This Agreement shall bind and inure to the benefit of the parties hereto and their respective successors and assigns, but no assignment or transfer hereof or of any rights or obligations hereunder shall be made by any party without the written consent of the other party. Nothing herein expressed or implied is intended or shall be construed to confer upon or give any person, firm or corporation, other than the parties hereto and their respective successors and assigns, any rights or remedies under or by reason of this Agreement.

THE REMAINDER OF THIS PAGE INTENTIONALLY LEFT BLANK

IN WITNESS WHEREOF, each of the parties hereto has caused this Agreement to be executed as of the date and year first above written.

Northern Lights Fund Trust II, on behalf of Target Fund		Northern Lights Fund Trust II, on behalf of Acquiring Fund

By:	/s/ Kevin Wolf	By:	/s/ Kevin Wolf
Name:	Kevin Wolf	Name:	Kevin Wolf
Title:	President	Title:	President

With respect to paragraph 10.2 of this Agreement, Accepted and Acknowledged by:

KKM Financial, LLC

By:	/s/ Jeff Kilburg
Name:	Jeff Kilburg
Title:	Chief Executive Officer

Schedule 4.1

Disclosure Form – Target Fund

None

Schedule 4.2

Disclosure Form – Acquiring Fund

None

NORTHERN LIGHTS FUND TRUST II
Essential 40 Stock Fund
Essential 40 Stock ETF

PART B

STATEMENT OF ADDITIONAL INFORMATION

August 23, 2024

This Statement of Additional Information (the “SAI”) relates to the reorganization (“Reorganization”) of the Essential 40 Stock Fund (the “Target Fund”), a series of Northern Lights Fund Trust II (the Trust”), into a newly-created ETF, to be named the Essential 40 Stock ETF (the “Acquiring Fund” and together with the Target Fund, the “Funds”), also a series of the Trust.

This SAI contains information which may be of interest to shareholders of the Target Fund relating to the Reorganization, but which is not included in the Information Statement/Prospectus dated August 23, 2024 (the “Information Statement/Prospectus”). As described in the Information Statement/Prospectus, the Reorganization would involve the transfer of the assets and all of the liabilities of the Target Fund in exchange for shares of the Acquiring Fund. The Target Fund will distribute the Acquiring Fund shares it receives to its shareholders in complete liquidation of the Target Fund.

This SAI is not a prospectus, and should be read in conjunction with the Information Statement/Prospectus. The Information Statement/Prospectus has been filed with the Securities and Exchange Commission, and is available upon request and without charge by writing to the Target Fund or the Acquiring Fund, c/o Northern Lights Fund Trust II, 4221 North 203rd Street, Suite 100 Elkhorn, NE 68022, or by calling 844-767-3863.

Capitalized terms used in this SAI and not otherwise defined herein have the meanings given them in the Information Statement/Prospectus.

CONTENTS OF THE SAI

This SAI consists of the cover page and the information set forth below. The Target Fund’s annual report to shareholders for the fiscal year ended May 31, 2024, is available, without charge, upon request by calling 1-844-767-3863 or visiting www.kkmfinancial.com, and the financial statements accompanying notes and report of the independent registered public accounting firm appearing therein are incorporated by reference in the this SAI.

INFORMATION INCORPORATED BY REFERENCE

This SAI incorporates by reference the following documents, each of which was filed electronically with the Securities and Exchange Commission:

●	the Prospectus of the Target Fund dated October 1, 2023 (SEC Accession No. 0001580642-23-005376)

●	the Statement of Additional Information of the Target Fund dated October 1, 2023 (SEC Accession No. 0001580642-23-005376);

●	the Annual Report of the Target Fund for the fiscal year ended May 31, 2024, filed August 7, 2024 (SEC Accession No. 0001580642-24-004267); and

SUPPLEMENTAL FINANCIAL INFORMATION

A table showing the fees of the Acquiring Fund and the Target Fund, and the fees and expenses of the Acquiring Fund on a pro forma basis after giving effect to the proposed Reorganization, is included in the section entitled “Summary – Fees and Expenses” of the Information Statement/Prospectus.

The Reorganization will not result in a material change to the Target Fund’s investment portfolio due to investment restrictions. As a result, a schedule of investments of the Target Portfolio modified to show the effects of the change is not required and is not included. Notwithstanding the foregoing, changes may be made to the Target Fund in advance of the Reorganization and/or the Acquiring Fund following the Reorganization in the normal course of business.

There are no material differences in accounting policies of the Target Fund as compared to those of the Acquiring Fund.

THE TRUST

The Essential 40 Stock ETF (the “Sector Rotation ETF” or the “Fund”). The Fund is a series of Northern Lights Fund Trust II, a Delaware statutory trust (the “Trust”) organized on August 26, 2010. On October 18, 2024, the Fund is expected to acquire the assets and assumed the liabilities of the Essential 40 Stock Fund, a series of the Trust (the “Predecessor Fund”), in a reorganization.

The Trust is registered as an open-end management investment company. The Trust is governed by its Board of Trustees (the “Board” or “Trustees”). The Fund may issue an unlimited number of shares of beneficial interest (“Shares”). All Shares of the Fund have equal rights and privileges. Each Share of the Fund is entitled to one vote on all matters as to which Shares are entitled to vote. In addition, each Share of the Fund is entitled to participate equally with other Shares (i) in dividends and distributions declared by the Fund and (ii) on liquidation to its proportionate share of the assets remaining after satisfaction of outstanding liabilities. Shares of the Fund are fully paid, non-assessable and fully transferable when issued and have no pre-emptive, conversion or exchange rights. Fractional shares have proportionately the same rights, including voting rights, as are provided for a full share.

The Fund is a diversified series of the Trust. The Fund’s investment objectives, restrictions and policies are more fully described here and in the Prospectus. The Board may add classes to and reclassify the shares of the Fund, start other series and offer shares of a new fund under the Trust at any time.

The Trust’s Agreement and Declaration of Trust - General

Under the Trust’s Amended Agreement and Declaration of Trust, each Trustee will continue in office until the termination of the Trust or his/her earlier death, incapacity, resignation or removal. Shareholders can remove a Trustee to the extent provided by the Investment Company Act of 1940, as amended (the “1940 Act”) and the rules and regulations promulgated thereunder. Vacancies may be filled by a majority of the remaining Trustees, except insofar as the 1940 Act may require the election by shareholders. As a result, normally no annual or regular meetings of shareholders will be held unless matters arise requiring a vote of shareholders under the Agreement and Declaration of Trust or the 1940 Act.

The Trust is not required to and does not intend to hold annual meetings of shareholders.

The Trust’s Agreement and Declaration of Trust – Shareholder Derivative Actions

A shareholder may bring derivative action on behalf of the Trust only if the shareholder or shareholders first make a pre-suit demand upon the Trustees to bring the subject action unless an effort to cause the Trustees to bring such action is excused. A demand on the Trustees shall only be excused if a majority of the Board of Trustees, or a majority of any committee established by the Board to consider the merits of such action, has a personal financial interest in the action at issue.

KKM Financial LLC (the “Adviser”) serves as the investment adviser to the Fund.

1

The shares of the Fund are principally listed and traded on the NASDAQ, Inc. (the “Exchange”), as shown on the cover of this SAI. ETFs, such as the Fund, do not sell or redeem individual shares of the Fund. Instead, financial entities known as “Authorized Participants” (which are discussed in greater detail below) have contractual arrangements with the Fund or the Distributor to purchase and redeem Fund shares directly with the Fund in large blocks of shares known as “Creation Units.” An Authorized Participant that purchases a Creation Unit of Fund shares deposits with the Fund a “basket” of securities, cash and/or other assets identified by the Fund that day, and then receives the Creation Unit of Fund shares in return for those assets. The redemption process is the reverse of the purchase process: the Authorized Participant redeems a Creation Unit of Fund shares for a basket of securities, cash and/or other assets. The basket is generally representative of the Fund’s portfolio, and together with a cash balancing amount, it is equal to the NAV of the Fund shares comprising the Creation Unit. Pursuant to Rule 6c-11 of the 1940 Act, the Fund may utilize baskets that are not representative of the Fund’s portfolio. Such “custom baskets” are discussed in the section entitled “Creation and Redemption of Creation Units.”

EXCHANGE LISTING AND TRADING

Shares of the Fund are approved for listing and trading on the Exchange, subject to notice of issuance, and will be available for purchase and sale through a broker-dealer at market price on each day that the Exchange is open for business. The market price of the Fund’s shares may trade below, at, or above the most recently calculated NAV per share of the Fund. As is the case of other publicly traded securities, your purchase or sale of the Fund’s shares in the secondary market will be subject to brokerage commissions which will be based on negotiated commission rates at customary levels.

There can be no assurance that the requirements of the Exchange necessary to maintain the listing of shares of the Fund will continue to be met. The Exchange maintains certain listing standards and requires listed companies like the Fund to continue to comply with such standards while their shares are available for trading on the Exchange. The Exchange may, but is not required to, remove the shares of the Fund from listing if: (1) following the initial twelve-month period beginning upon the commencement of trading of the shares, there are fewer than 50 beneficial holders of the shares; (2) the Fund is no longer eligible to operate in reliance on Rule 6c-11 under the 1940 Act; (3) the Fund fails to meet certain continued listing standards of the Exchange; or (4) such other event shall occur or condition exists that, in the opinion of the Exchange, makes further dealings on the Exchange inadvisable. In addition, the Exchange will remove the shares from listing and trading upon termination of the Trust or the Fund.

The base and trading currencies of the Fund is the U.S. dollar. The base currency is the currency in which the Fund’s NAV is calculated and the trading currency is the currency in which shares of the Fund are listed and traded on the Exchange.

The Trust reserves the right to adjust the share price of the Fund in the future to maintain convenient trading ranges for investors. Any adjustments would be accomplished through stock splits or reverse stock splits, which would have no effect on the net assets of the Fund.

2

INVESTMENT POLICIES, STRATEGIES AND ASSOCIATED RISKS

The investment objective of the Essential 40 Stock Fund is to seek to provide long-term capital appreciation and income generation. The investment objective of the Fund and the descriptions of the Fund’s principal investment strategies are set forth under “Investment Strategies, Related Risks and Disclosure of Portfolio Holdings” in the Prospectus.

The Fund’s investment objective is not fundamental and may be changed without the approval of a majority of the outstanding voting securities of the Trust, although the Fund will provide shareholders with notice of any change to the Fund’s investment objectives at least 60 days prior to such change.

The Prospectus discusses the Fund’s principal investment strategies. Below you will find more detail about the types of investments and investment practices permitted by the Fund, including those which are not part of the Fund’s principal investment strategy. These investment practices affect the Fund directly as well as through the underlying ETFs in which it invests.

Equity Securities.

The Fund may invest in equity securities such as common stock, preferred stock, convertible securities, rights and warrants. Common stocks, the most familiar type, represent an equity (ownership) interest in a corporation. Warrants are options to purchase equity securities at a specified price for a specific time period. Rights are similar to warrants, but normally have a short duration and are distributed by the issuer to its shareholders. Although equity securities have a history of long term growth in value, their prices fluctuate based on changes in a company’s financial condition and on overall market and economic conditions.

Equity securities also include SPDRs (S&P Depositary Receipts, known as “Spiders”), DIAMONDS, QQQQs and a number of other exchange traded funds (“ETFs”). SPDRs represent ownership in the SPDR Trust, a unit investment trust that holds a portfolio of common stocks that closely tracks the price performance and dividend yield of the S&P 500 Composite Price Index. SPDRs trade on the American Stock Exchange under the symbol SPY. A MidCap SPDR is similar to a SPDR except that it tracks the performance of the S&P MidCap 400 Index and trades on the American Stock Exchange under the symbol MDY. DIAMONDS represent ownership in the DIAMONDS Trust, a unit investment trust that serves as an index to the Dow Jones Industrial Average (the “Dow”) in that its holdings consists of the 30 component stocks of the Dow. DIAMONDS trade on the American Stock Exchange under the symbol DIA. QQQQs (NASDAQ-100 Index Tracking Stock) represent ownership in the NASDAQ-100 Trust, a unit investment trust that attempts to closely track the price and yield performance of the NASDAQ 100 Index by holding shares of all the companies in the Index. QQQQs trade on the American Stock Exchange under the symbol QQQQ. The Fund may also invest in a variety of other exchange traded funds, including, but not limited to, iShares, HOLDRs, Fidelity Select Portfolios, Select Sector SPDRs, Fortune e-50, Fortune 500 and streetTRACKS. To the extent the Fund invests in a sector product, the Fund is subject to the risks associated with that sector. Additionally, the Fund may invest in new exchange traded shares as they become available.

3

Securities Lending.

The Fund may make long- and short-term loans of its portfolio securities to parties such as broker-dealers, banks, or institutional investors. Securities lending allows the Fund to retain ownership of the securities loaned and, at the same time, to earn additional income. Since there may be delays in the recovery of loaned securities, or even a loss of rights in collateral supplied, should the borrower fail financially, loans will be made only to parties whose creditworthiness has been reviewed and deemed satisfactory by the Adviser. Furthermore, they will only be made if, in the judgment of the Adviser, the consideration to be earned from such loans would justify the risk.

The Adviser understands that it is the current view of the staff of the Securities and Exchange Commission (the “SEC”) that the Fund may engage in loan transactions only under the following conditions: (1) the Fund must receive 100% collateral in the form of cash, cash equivalents (e.g., U.S. Treasury bills or notes) or other high grade liquid debt instruments from the borrower; (2) the borrower must increase the collateral whenever the market value of the securities loaned (determined on a daily basis) rises above the value of the collateral; (3) after giving notice, the Fund must be able to terminate the loan at any time; (4) the Fund must receive reasonable interest on the loan or a flat fee from the borrower, as well as amounts equivalent to any dividends, interest, or other distributions on the securities loaned and to any increase in market value; (5) the Fund may pay only reasonable custodian fees in connection with the loan; and (6) the Board of Trustees must be able to vote proxies on the securities loaned, either by terminating the loan or by entering into an alternative arrangement with the borrower.

Cash received through loan transactions may be invested in any security in which the Fund is authorized to invest. Investing this cash subjects that investment, as well as the security loaned, to market forces (i.e., capital appreciation or depreciation).

Illiquid Securities.

The portfolio of the Fund may contain illiquid securities. Illiquid securities generally include securities which cannot be disposed of promptly and in the ordinary course of business without taking a reduced price. Securities may be illiquid due to contractual or legal restrictions on resale or lack of a ready market. The Fund may not invest more than 15% of its net assets in illiquid securities.

U.S. Government Securities.

U.S. government securities are high-quality debt securities issued or guaranteed by the U.S. Treasury or by an agency or instrumentality of the U.S. government. Not all U.S. government securities are backed by the full faith and credit of, or guaranteed by the United States Treasury. For example, securities issued by the Farm Credit Banks or by the Federal National Mortgage Association are supported by the instrumentality’s right to borrow money from the U.S. Treasury under certain circumstances. Moreover, securities issued by other agencies or instrumentalities are supported only by the credit of the entity that issued them.

4

Financial Services Industry Obligations.

The Fund may invest in each of the following obligations of the financial services industry:

(1) Certificate of Deposit. Certificates of deposit are negotiable certificates evidencing the indebtedness of a commercial bank or a savings and loan association to repay funds deposited with it for a definite period of time (usually from fourteen days to one year) at a stated or variable interest rate.

(2) Time Deposits. Time deposits are non-negotiable deposits maintained in a banking institution or a savings and loan association for a specified period of time at a stated interest rate.

(3) Bankers’ Acceptances. Bankers’ acceptances are credit instruments evidencing the obligation of a bank to pay a draft which has been drawn on it by a customer, which instruments reflect the obligation both of the bank and of the drawer to pay the face amount of the instrument upon maturity.

Repurchase Agreements.

The Fund may invest in repurchase agreements fully collateralized by obligations issued by the U.S. government or agencies of the U.S. government (“U.S. Government Obligations”). A repurchase agreement is a short-term investment in which the purchaser (i.e., the Fund) acquires ownership of a U.S. Government Obligation (which may be of any maturity) and the seller agrees to repurchase the obligation at a future time at a set price, thereby determining the yield during the purchaser’s holding period (usually not more than 7 days from the date of purchase). Any repurchase transaction in which the Fund engages will require full collateralization of the seller’s obligation during the entire term of the repurchase agreement. In the event of a bankruptcy or other default of the seller, the Fund could experience both delays in liquidating the underlying security and losses in value. However, the Fund intends to enter into repurchase agreements only with the custodian, other banks with assets of $1 billion or more and registered securities dealers determined by the Adviser to be creditworthy. The Adviser monitors the creditworthiness of the banks and securities dealers with which the Fund engages in repurchase transactions.

Rule 18f-4 under the 1940 Act permits the Funds to enter into reverse repurchase agreements, provided that the Fund treats the reverse repurchase agreements as either (1) borrowings subject to the asset coverage requirements under the 1940 Act (see “Borrowing” above) or (2) derivatives transactions under Rule 18f-4.

Borrowing.

The Fund is permitted to borrow money up to one-third of the value of its total assets. Borrowing is a speculative technique that increases both investment opportunity and the Fund’s ability to achieve greater diversification. However, it also increases investment risk. Because the Fund’s investments will fluctuate in value, whereas the interest obligations on borrowed funds may be fixed, during times of borrowing, the Fund’s net asset value may tend to increase more when its investments increase in value, and decrease more when its investments decrease in value. In addition, interest costs on borrowings may fluctuate with changing market interest rates and may partially offset or exceed the return earned on the borrowed funds. Also, during times of borrowing under adverse market conditions, the Fund might have to sell portfolio securities to meet interest or principal payments at a time when fundamental investment considerations would not favor such sales.

5

Other Investment Companies.

The Fund may invest in shares of other investment companies, including money market mutual funds, other mutual funds or Exchange Traded Funds (“ETFs”). The Fund’s investments in money market mutual funds may be used for cash management purposes and to maintain liquidity in order to satisfy redemption requests or pay unanticipated expenses. The Fund limits its investments in securities issued by other investment companies in accordance with the 1940 Act or with certain terms and conditions of applicable exemptive orders issued by the SEC and approved by the Board of Trustees. Section 12(d)(1) of the 1940 Act precludes the Fund from acquiring (i) more than 3% of the total outstanding shares of another investment company; (ii) shares of another investment company having an aggregate value in excess of 5% of the value of the total assets of the Fund; or (iii) shares of another registered investment company and all other investment companies having an aggregate value in excess of 10% of the value of the total assets of the Fund. However, Section 12(d)(1)(F) of the 1940 Act provides that the provisions of paragraph 12(d)(1) shall not apply to securities purchased or otherwise acquired by the Fund if (i) immediately after such purchase or acquisition not more than 3% of the total outstanding shares of such investment company is owned by the Fund and all affiliated persons of the Fund; and (ii) the Fund has not offered or sold, and is not proposing to offer or sell its shares through a principal underwriter or otherwise at a public or offering price that includes a sales load of more than 1 1/2%. SEC Rule 12d1-3 provides, however, that the Fund may rely on the Section 12(d)(1)(F) exemption and charge a sales load in excess of 1 1/2% provided the sales load and any service fee charged does not exceed limits set forth in applicable Financial Industry Regulatory Authority, Inc. (“FINRA”) rules.

If the Fund invests in investment companies, including ETFs, pursuant to Section 12(d)(1)(F), it must comply with the following voting restrictions: when the Fund exercises voting rights, by proxy or otherwise, with respect to investment companies owned by the Fund, the Fund will either seek instruction from the Fund’s shareholders with regard to the voting of all proxies and vote in accordance with such instructions, or vote the shares held by the Fund in the same proportion as the vote of all other holders of such security. In addition, an investment company purchased by the Fund pursuant to Section 12(d)(1)(F) shall not be required to redeem its shares in an amount exceeding 1% of such investment company’s total outstanding shares in any period of less than thirty days. In addition to the advisory and operational fees the Fund bears directly in connection with its own operation, the Fund also bears its pro rata portion of the advisory and operational expenses incurred indirectly through investments in other investment companies. In addition, ETFs are subject to the following risks that do not apply to conventional mutual funds: (1) the market price of the ETF’s shares may trade at a discount to their net asset value; (2) an active trading market for an ETF’s shares may not develop or be maintained; or (3) trading of an ETF’s shares may be halted if the listing exchange’s officials deem such action appropriate, the shares are de-listed from the exchange, or the activation of market-wide “circuit breakers” (which are tied to large decreases in stock prices) halts stock trading generally. Additionally, ETFs have management fees, which increase their cost.

Exchange-Traded Funds (“ETF”).

An ETF generally is an open-end investment company, unit investment trust or a portfolio of securities deposited with a depository in exchange for depository receipts. The portfolios of ETFs generally consist of common stocks that closely track the performance and dividend yield of specific securities indices, either broad market, sector or international. ETFs provide investors the opportunity to buy or sell throughout the day an entire portfolio of stocks in a single security. Although index mutual funds are similar, they are generally sold and redeemed only once per day at market close. Broad securities market index ETFs include Standard & Poor’s Depository Receipts (“SPDRs”), which are interests in a unit investment trust representing an undivided interest in a portfolio of all of the common stocks of the S&P 500 Index. The ETFs invests are subject to liquidity risk. Liquidity risk exists when particular investments are difficult to purchase or sell, possibly preventing the sale of the security at an advantageous time or price. To the extent that an ETFs in which the Fund invests hold securities of companies with smaller market capitalizations or securities with substantial market risk, they will have a greater exposure to liquidity risk.

6

Options, Futures and Other Strategies

General. Investments in futures contracts, put and call options, forward contracts, swaps and options on securities, futures, broadly-based stock indices and currencies (collectively, “Financial Instruments”) as a substitute for a comparable market position in the underlying security, to attempt to hedge or limit the exposure of the Fund’s position, to create a synthetic money market position, for certain tax-related purposes and to effect closing transactions.

The use of Financial Instruments is subject to applicable regulations of the SEC, the several exchanges upon which they are traded and the Commodity Futures Trading Commission (the “CFTC”). In addition, the Fund’s ability to use Financial Instruments will be limited by tax considerations. In addition to the instruments, strategies and risks described below and, in the Prospectus, the Fund’s Adviser may discover additional opportunities in connection with Financial Instruments and other similar or related techniques. These new opportunities may become available as the Adviser develop new techniques, as regulatory authorities broaden the range of permitted transactions and as new Financial Instruments or other techniques are developed. The Adviser may utilize these opportunities to the extent that they are consistent with the Fund’s investment objective and permitted by the Fund’s investment limitations and applicable regulatory authorities. The Prospectus or this SAI will be supplemented to the extent that new products or techniques involve materially different risks than those described below or in the Prospectus.

Special Risks. The use of Financial Instruments involves special considerations and risks, certain of which are described below. Risks pertaining to particular Financial Instruments are described in the sections that follow.

(1) Successful use of most Financial Instruments depends upon the Adviser’s or investment model’s ability to predict movements of the overall securities markets, which requires different skills than predicting changes in the prices of individual securities. The ordinary spreads between prices in the cash and futures markets, due to the differences in the natures of those markets, are subject to distortion. Due to the possibility of distortion, a correct forecast of stock market trends by the Adviser may still not result in a successful transaction. The Adviser may be incorrect in their expectations as to the extent of market movements or the time span within which the movements take place, which, thus, may result in the strategy being unsuccessful.

(2) Options and futures prices can diverge from the prices of their underlying instruments. Options and futures prices are affected by such factors as current and anticipated short-term interest rates, changes in volatility of the underlying instrument and the time remaining until expiration of the contract, which may not affect security prices the same way. Imperfect or no correlation also may result from differing levels of demand in the options and futures markets and the securities markets, from structural differences in how options and futures and securities are traded and from imposition of daily price fluctuation limits or trading halts.

(3) As described below, the Fund might be required to maintain assets as “cover,” maintain segregated accounts or make margin payments when it takes positions in Financial Instruments involving obligations to third parties (e.g., Financial Instruments other than purchased options). If the Fund were unable to close out its positions in such Financial Instruments, it might be required to continue to maintain such assets or accounts or make such payments until the position expired or matured. These requirements might impair the Fund’s ability to sell a portfolio security or make an investment when it would otherwise be favorable to do so or require that the Fund sell a portfolio security at a disadvantageous time. The Fund’s ability to close out a position in a Financial Instrument prior to expiration or maturity depends on the existence of a liquid secondary market or, in the absence of such a market, the ability and willingness of the other party to the transaction (the “counter-party”) to enter into a transaction closing out the position. Therefore, there is no assurance that any position can be closed out at a time and price that is favorable to the Fund.

7

(4) Losses may arise due to unanticipated market price movements, lack of a liquid secondary market for any particular instrument at a particular time or due to losses from premiums paid by the Fund on options transactions.

Cover. Transactions using Financial Instruments, other than purchased options, expose the Fund to an obligation to another party. The Fund will not enter into any such transactions unless it owns either (1) an offsetting (“covered”) position in securities or other options or futures contracts or (2) cash and liquid assets with a value, marked-to-market daily, sufficient to cover its potential obligations to the extent not covered as provided in (1) above. The Fund will comply with SEC guidelines regarding cover for these instruments and will, if the guidelines so require, set aside cash or liquid assets in an account with its Custodian, or another approved custodian, in the prescribed amount as determined daily.

Assets used as cover or held in an account cannot be sold while the position in the corresponding Financial Instrument is open, unless they are replaced with other appropriate assets. As a result, the commitment of a large portion of the Fund’s assets to cover accounts could impede portfolio management or the Fund’s ability to meet redemption requests or other current obligations.

Options. The value of an option position will reflect, among other things, the current market value of the underlying investment, the time remaining until expiration, the relationship of the exercise price to the market price of the underlying investment and general market conditions. Options that expire unexercised have no value. Options currently are traded on the Chicago Board Options Exchange, the NYSE Amex Options exchange and other exchanges, as well as the OTC markets.

By buying a call option on a security, the Fund has the right, in return for the premium paid, to buy the security underlying the option at the exercise price. By writing (selling) a call option and receiving a premium, the Fund becomes obligated during the term of the option to deliver securities underlying the option at the exercise price if the option is exercised. By buying a put option, the Fund has the right, in return for the premium, to sell the security underlying the option at the exercise price. By writing a put option, the Fund becomes obligated during the term of the option to purchase the securities underlying the option at the exercise price.

Because options premiums paid or received by the Fund are small in relation to the market value of the investments underlying the options, buying and selling put and call options can be more speculative than investing directly in securities.

The Fund may effectively terminate its right or obligation under an option by entering into a closing transaction. For example, the Fund may terminate its obligation under a call or put option that it had written, by purchasing an identical call or put option. This is known as a closing purchase transaction. Conversely, the Fund may terminate a position in a put or call option it had purchased by writing an identical put or call option. This is known as a closing sale transaction. Closing transactions permit the Fund to realize profits or limit losses on an option position prior to its exercise or expiration.

Risks of Options on Securities. Exchange-traded options in the United States are issued by a clearing organization affiliated with the exchange on which the option is listed that, in effect, guarantees completion of every exchange-traded option transaction. In contrast, OTC options are contracts between the Fund and its counterparty (usually a securities dealer or a bank) with no clearing organization guarantee. Thus, when the Fund purchases an OTC option, it relies on the counterparty from whom it purchased the option to make or take delivery of the underlying investment upon exercise of the option. Failure by the counterparty to do so would result in the loss of any premium paid by the Fund as well as the loss of any expected benefit of the transaction.

8

The Fund’s ability to establish and close out positions in exchange-traded options depends on the existence of a liquid market. However, there can be no assurance that such a market will exist at any particular time. Closing transactions can be made for OTC options only by negotiating directly with the counterparty or by a transaction in the secondary market if any such market exists. There can be no assurance that the Fund will in fact be able to close out an OTC option position at a favorable price prior to expiration. In the event of insolvency of the counterparty, the Fund might be unable to close out an OTC option position at any time prior to its expiration.

If the Fund were unable to effect a closing transaction for an option it had purchased, it would have to exercise the option to realize any profit. The inability to enter into a closing purchase transaction for a covered call option written by the Fund could cause material losses because the Fund would be unable to sell the investment used as cover for the written option until the option expires or is exercised.

Options on Indices. An index fluctuates with changes in the market values of the securities included in the index. Options on indices give the holder the right to receive an amount of cash upon exercise of the option. Receipt of this cash amount will depend upon the closing level of the index upon which the option is based being greater than (in the case of a call) or less than (in the case of a put) the exercise price of the option. Some stock index options are based on a broad market index such as the S&P 500 Index, the NYSE Composite Index or the NYSE Arca Major Market Index or on a narrower index such as the Philadelphia Stock Exchange Over-the-Counter Index.

Each of the exchanges has established limitations governing the maximum number of call or put options on the same index that may be bought or written by a single investor, whether acting alone or in concert with others (regardless of whether such options are written on the same or different exchanges or are held or written on one or more accounts or through one or more brokers). Under these limitations, option positions of all investment companies advised by the Adviser are combined for purposes of these limits. Pursuant to these limitations, an exchange may order the liquidation of positions and may impose other sanctions or restrictions. These position limits may restrict the number of listed options that the Fund may buy or sell.

Puts and calls on indices are similar to puts and calls on securities or futures contracts except that all settlements are in cash and gain or loss depends on changes in the index in question rather than on price movements in individual securities or futures contracts. When the Fund writes a call on an index, it receives a premium and agrees that, prior to the expiration date, the purchaser of the call, upon exercise of the call, will receive from the Fund an amount of cash if the closing level of the index upon which the call is based is greater than the exercise price of the call. The amount of cash is equal to the difference between the closing price of the index and the exercise price of the call times a specified multiple (“multiplier”), which determines the total value for each point of such difference. When the Fund buys a call on an index, it pays a premium and has the same rights to such call as are indicated above. When the Fund buys a put on an index, it pays a premium and has the right, prior to the expiration date, to require the seller of the put, upon the Fund’s exercise of the put, to deliver to the Fund an amount of cash if the closing level of the index upon which the put is based is less than the exercise price of the put, which amount of cash is determined by the multiplier, as described above for calls. When the Fund writes a put on an index, it receives a premium and the purchaser of the put has the right, prior to the expiration date, to require the Fund to deliver to it an amount of cash equal to the difference between the closing level of the index and the exercise price times the multiplier if the closing level is less than the exercise price.

9

Risks of Options on Indices. If the Fund has purchased an index option and exercises it before the closing index value for that day is available, it runs the risk that the level of the underlying index may subsequently change. If such a change causes the exercised option to fall out-of-the-money, the Fund will be required to pay the difference between the closing index value and the exercise price of the option (times the applicable multiplier) to the assigned writer.

Futures Contracts and Options on Futures Contracts. A futures contract obligates the seller to deliver (and the purchaser to take delivery of) the specified security on the expiration date of the contract. An index futures contract obligates the seller to deliver (and the purchaser to take) an amount of cash equal to a specific dollar amount times the difference between the value of a specific index at the close of the last trading day of the contract and the price at which the agreement is made. No physical delivery of the underlying securities in the index is made.

When the Fund writes an option on a futures contract, it becomes obligated, in return for the premium paid, to assume a position in the futures contract at a specified exercise price at any time during the term of the option. If the Fund writes a call, it assumes a short futures position. If it writes a put, it assumes a long futures position. When the Fund purchases an option on a futures contract, it acquires the right in return for the premium it pays to assume a position in a futures contract (a long position if the option is a call and a short position if the option is a put).

Whether the Fund realizes a gain or loss from futures activities depends upon movements in the underlying security or index. The extent of the Fund’s loss from an unhedged short position in futures contracts or from writing unhedged call options on futures contracts is potentially unlimited. The Fund only purchases and sells futures contracts and options on futures contracts that are traded on a U.S. exchange or board of trade.

No price is paid upon entering into a futures contract. Instead, at the inception of a futures contract the Fund is required to deposit “initial margin” in an amount generally equal to 10% or less of the contract value. Margin also must be deposited when writing a call or put option on a futures contract, in accordance with applicable exchange rules. Unlike margin in securities transactions, initial margin does not represent a borrowing, but rather is in the nature of a performance bond or good-faith deposit that is returned to the Fund at the termination of the transaction if all contractual obligations have been satisfied. Under certain circumstances, such as periods of high volatility, the Fund may be required by an exchange to increase the level of its initial margin payment, and initial margin requirements might be increased generally in the future by regulatory action.

Subsequent “variation margin” payments are made to and from the futures commission merchant daily as the value of the futures position varies, a process known as “marking-to-market.” Variation margin does not involve borrowing, but rather represents a daily settlement of the Fund’s obligations to or from a futures commission merchant. When the Fund purchases an option on a futures contract, the premium paid plus transaction costs is all that is at risk. In contrast, when the Fund purchases or sells a futures contract or writes a call or put option thereon, it is subject to daily variation margin calls that could be substantial in the event of adverse price movements. If the Fund has insufficient cash to meet daily variation margin requirements, it might need to sell securities at a time when such sales are disadvantageous.

Purchasers and sellers of futures contracts and options on futures can enter into offsetting closing transactions, similar to closing transactions in options, by selling or purchasing, respectively, an instrument identical to the instrument purchased or sold. Positions in futures and options on futures contracts may be closed only on an exchange or board of trade that provides a secondary market. However, there can be no assurance that a liquid secondary market will exist for a particular contract at a particular time. In such event, it may not be possible to close a futures contract or options position.

10

Under certain circumstances, futures exchanges may establish daily limits on the amount that the price of a futures contract or an option on a futures contract can vary from the previous day’s settlement price.

Once that limit is reached, no trades may be made that day at a price beyond the limit. Daily price limits do not limit potential losses because prices could move to the daily limit for several consecutive days with little or no trading, thereby preventing liquidation of unfavorable positions.

If the Fund were unable to liquidate a futures contract or an option on a futures position due to the absence of a liquid secondary market or the imposition of price limits, it could incur substantial losses. The Fund would continue to be subject to market risk with respect to the position. In addition, except in the case of purchased options, the Fund would continue to be required to make daily variation margin payments and might be required to maintain cash or liquid assets in an account.

Risks of Futures Contracts and Options Thereon. The ordinary spreads between prices in the cash and futures markets (including the options on futures markets), due to differences in the natures of those markets, are subject to the following factors, which may create distortions. First, all participants in the futures market are subject to margin deposit and maintenance requirements. Rather than meeting additional margin deposit requirements, investors may close futures contracts through offsetting transactions, which could distort the normal relationships between the cash and futures markets. Second, the liquidity of the futures market depends on participants entering into offsetting transactions rather than making or taking delivery. To the extent participants decide to make or take delivery, liquidity in the futures market could be reduced, thus producing distortion. Third, from the point of view of speculators, the deposit requirements in the futures market are less onerous than margin requirements in the securities market. Therefore, increased participation by speculators in the futures market may cause temporary price distortions.

Combined Positions. The Fund may purchase and write options in combination with each other. For example, the Fund may purchase a put option and write a call option on the same underlying instrument, in order to construct a combined position whose risk and return characteristics are similar to selling a futures contract. Another possible combined position would involve writing a call option at one strike price and buying a call option at a lower price, in order to reduce the risk of the written call option in the event of a substantial price increase. Because combined options positions involve multiple trades, they result in higher transaction costs and may be more difficult to open and close out.

Short-Term Fixed Income Securities and Cash Investments

The Fund may invest in any of the following securities and instruments:

Money Market Mutual Funds. The Fund may invest in money market mutual funds in connection with its management of daily cash positions or as a temporary defensive measure. Generally, money market mutual funds seek to earn income consistent with the preservation of capital and maintenance of liquidity. They primarily invest in high quality money market obligations, including securities issued or guaranteed by the U.S. Government or its agencies and instrumentalities, bank obligations and high-grade corporate instruments. These investments generally mature within 397 days from the date of purchase. An investment in a money market mutual fund is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any government agency. The Fund’s investments in money market mutual funds may be used for cash management purposes and to maintain liquidity in order to satisfy redemption requests or pay unanticipated expenses.

11

Your cost of investing in the Fund will generally be higher than the cost of investing directly in the underlying money market mutual fund shares. You will indirectly bear fees and expenses charged by the underlying money market mutual funds in addition to the Fund’s direct fees and expenses. Furthermore, the use of this strategy could affect the timing, amount and character of distributions to you and therefore may increase the amount of taxes payable by you.

Bank Certificates of Deposit, Bankers’ Acceptances and Time Deposits. The Fund may acquire certificates of deposit, bankers’ acceptances and time deposits. Certificates of deposit are negotiable certificates issued against monies deposited in a commercial bank for a definite period of time and earning a specified return. Bankers’ acceptances are negotiable drafts or bills of exchange, normally drawn by an importer or exporter to pay for specific merchandise, which are “accepted” by a bank, meaning in effect that the bank unconditionally agrees to pay the face value of the instrument on maturity. Certificates of deposit and bankers’ acceptances acquired by the Fund will be dollar-denominated obligations of domestic or foreign banks or financial institutions which at the time of purchase have capital, surplus and undivided profits in excess of $100 million (including assets of both domestic and foreign branches), based on latest published reports, or less than $100 million if the principal amount of such bank obligations are fully insured by the U.S. Government.

Domestic banks and foreign banks are subject to different governmental regulations with respect to the amount and types of loans that may be made and interest rates that may be charged. In addition, the profitability of the banking industry depends largely upon the availability and cost of funds for the purpose of financing lending operations under prevailing money market conditions. General economic conditions as well as exposure to credit losses arising from possible financial difficulties of borrowers play an important part in the operations of the banking industry.

As a result of federal and state laws and regulations, domestic banks are, among other things, required to maintain specified levels of reserves, limited in the amount which they can loan to a single borrower and subject to other regulations designed to promote financial soundness. However, such laws and regulations do not necessarily apply to foreign bank obligations that the Fund may acquire.

In addition to purchasing certificates of deposit and bankers’ acceptances, to the extent permitted under the investment objective and policies stated above and, in the Prospectus, the Fund may make interest-bearing time or other interest-bearing deposits in commercial or savings banks. Time deposits are non-negotiable deposits maintained at a banking institution for a specified period of time at a specified interest rate.

Savings Association Obligations. The Fund may invest in certificates of deposit (interest-bearing time deposits) issued by savings banks or savings and loan associations that have capital, surplus and undivided profits in excess of $100 million, based on latest published reports, or less than $100 million if the principal amount of such obligations is fully insured by the U.S. Government.

Commercial Paper, Short-Term Notes and Other Corporate Obligations. The Fund may invest a portion of its assets in commercial paper and short-term notes. Commercial paper consists of unsecured promissory notes issued by corporations. Issues of commercial paper and short-term notes will normally have maturities of less than nine months and fixed rates of return, although such instruments may have maturities of up to one year.

12

Commercial paper and short-term notes will consist of issues rated at the time of purchase “A-2” or higher by S&P, “Prime-1” or “Prime-2” by Moody’s, or similarly rated by another nationally recognized statistical rating organization or, if unrated, will be determined by the Adviser to be of comparable quality.

Corporate obligations include bonds and notes issued by corporations to finance longer-term credit needs than supported by commercial paper. While such obligations generally have maturities of ten years or more, the Fund may purchase corporate obligations which have remaining maturities of one year or less from the date of purchase and which are rated “A” or higher by S&P or “A” or higher by Moody’s.

U.S. Government Obligations

The Fund may invest in various types of U.S. Government obligations. U.S. Government obligations include securities issued or guaranteed as to principal and interest by the U.S. Government, its agencies or instrumentalities, such as the U.S. Treasury. U.S. Government obligations may include securities such as Treasury Inflation Protected Securities, or “TIPS.” Payment of principal and interest on U.S. Government obligations may be backed by the full faith and credit of the United States or may be backed solely by the issuing or guaranteeing agency or instrumentality itself. In the latter case, the investor must look principally to the agency or instrumentality issuing or guaranteeing the obligation for ultimate repayment, which agency or instrumentality may be privately owned. There can be no assurance that the U.S. Government would provide financial support to its agencies or instrumentalities (including government-sponsored enterprises) where it is not obligated to do so. See also “Mortgage-Backed Securities,” below.

When-Issued Securities

The Fund may from time to time purchase securities on a “when-issued” basis. The price of such securities, which may be expressed in yield terms, is fixed at the time the commitment to purchase is made, but delivery and payment for the when-issued securities take place at a later date. Normally, the settlement date occurs within one month of the purchase. During the period between purchase and settlement, the Fund makes no payment to the issuer and no interest accrues to the Fund. To the extent that assets of the Fund are held in cash pending the settlement of a purchase of securities, the Fund would earn no income. While when-issued securities may be sold prior to the settlement date, the Fund intends to purchase such securities with the purpose of actually acquiring them unless a sale appears desirable for investment reasons. At the time the Fund makes the commitment to purchase a security on a when-issued basis, it will record the transaction and reflect the value of the security in determining its net asset value. The market value of the when-issued securities may be more or less than the purchase price. The Fund does not believe that its net asset value or income will be adversely affected by the purchase of securities on a when-issued basis. The Fund will segregate liquid assets equal in value to commitments for when-issued securities, which may reduce but does not eliminate leverage.

Additional Risks

Regulatory Risks of Derivative Use. Rule 18f-4 under the 1940 Act permits the Fund to enter into Derivatives Transactions (as defined below) and certain other transactions notwithstanding the restrictions on the issuance of “senior securities” under Section 18 of the 1940 Act. Section 18 of the 1940 Act, among other things, prohibits open-end funds, including the Funds, from issuing or selling any “senior security,” other than borrowing from a bank (subject to a requirement to maintain 300% “asset coverage”).

13

Under Rule 18f-4, “Derivatives Transactions” include the following: (1) any swap, security-based swap (including a contract for differences), futures contract, forward contract, option (excluding purchased options), any combination of the foregoing, or any similar instrument, under which the Fund is or may be required to make any payment or delivery of cash or other assets during the life of the instrument or at maturity or early termination, whether as margin or settlement payment or otherwise; (2) any short sale borrowing; (3) reverse repurchase agreements and similar financing transactions (e.g., recourse and non- recourse tender option bonds, and borrowed bonds), if the Fund elects to treat these transactions as Derivatives Transactions under Rule 18f-4; and (4) when-issued or forward-settling securities (e.g., firm and standby commitments, including to-be-announced commitments, and dollar rolls) and non-standard settlement cycle securities, unless the Fund intends to physically settle the transaction and the transaction will settle within 35 days of its trade date (the “Delayed-Settlement Securities Provision”).

Unless the Fund is relying on the Limited Derivatives User Exception (as defined below), the Fund must comply with Rule 18f-4 with respect to its Derivatives Transactions. Rule 18f-4, among other things, requires the Fund to adopt and implement a comprehensive written derivatives risk management program (“DRMP”) and comply with a relative or absolute limit on Fund leverage risk calculated based on value-at-risk (“VaR”). The DRMP is administered by a “derivatives risk manager,” who is appointed by the Board, including a majority of Independent Directors/Trustees, and periodically reviews the DRMP and reports to the Board.

Rule 18f-4 provides an exception from the DRMP, VaR limit and certain other requirements if the Fund’s “derivatives exposure” (as defined in Rule 18f-4) is limited to 10% of its net assets (as calculated in accordance with Rule 18f-4) and the Fund adopts and implements written policies and procedures reasonably designed to manage its derivatives risks (the “Limited Derivatives User Exception”).

The European Union (and some other countries) are implementing similar requirements, which will affect the Fund when it enters into a derivatives transaction with a counterparty organized in that country or otherwise subject to that country’s derivatives regulations. Because these regulations are new and evolving (and some of the rules are not yet final), their impact remains unclear.

These regulations could limit or impact the Fund’s ability to invest in derivatives and other instruments, limit the Fund’s ability to employ certain strategies that use derivatives and adversely affect the Fund’s performance, efficiency in implementing its strategy, liquidity and ability to pursue its investment objectives.

Effective in 2013, the Commodities Futures Trading Commission (“CFTC”) rules require advisers to certain registered investment companies to register with the CFTC as commodity pool operators (“CPO”) if their investment companies are unable to meet certain trading and marketing limitations. The Funds’ Adviser has claimed relief from registration as a CPO. However, it is possible that the Adviser may be required to register as a CPO in the future and comply with any applicable reporting, disclosure or other regulatory requirements. Compliance with CFTC regulatory requirements will increase Fund expenses. Other potentially adverse regulatory initiatives could also develop.

It is also possible that additional government regulation of various types of derivative instruments, including futures, options and swap agreements, may limit or prevent the Fund from using such instruments as a part of its investment strategy, and could ultimately prevent the Fund from being able to achieve its investment objective. It is impossible to fully predict the effects of past, present or future legislation and regulation in this area, but the effects could be substantial and adverse. It is possible that legislative and regulatory activity could limit or restrict the ability of the Fund to use certain instruments as a part of its investment strategy. Limits or restrictions applicable to the counterparties with which the Fund may engage in derivative transactions could also prevent the Fund from using certain instruments.

14

There is a possibility of future regulatory changes altering, perhaps to a material extent, the nature of an investment in the Fund or the ability of the Fund to continue to implement its investment strategy. The futures, options and swaps markets are subject to comprehensive statutes, regulations, and margin requirements. In addition, the SEC, CFTC and the exchanges are authorized to take extraordinary actions in the event of a market emergency, including, for example, the implementation or reduction of speculative position limits, the implementation of higher margin requirements, the establishment of daily price limits and the suspension of trading. The regulation of futures, options and swaps transactions in the U.S. is a rapidly changing area of law and is subject to modification by government and judicial action.

In 2010, the U.S. government enacted legislation that provides for new regulation of the derivatives market, including clearing, margin, reporting and registration requirements. The CFTC and certain futures exchanges have also established limits, referred to as “position limits,” on the maximum net long or net short positions which any person may hold or control in particular options and futures contracts. All positions owned or controlled by the same person or entity, even if in different accounts, may be aggregated for purposes of determining whether the applicable position limits have been exceeded. Thus, even if the Fund does not intend to exceed applicable position limits, it is possible that different clients managed by the Adviser and its affiliates may be aggregated for this purpose. The trading decisions of the Adviser or Sub-Adviser may have to be modified and positions held by the Fund may have to be liquidated in order to avoid exceeding such limits. The modification of investment decisions or the elimination of open positions, if it occurs, may adversely affect the profitability of the Fund.

The SEC has in the past adopted interim rules requiring reporting of all short positions on securities above a certain de minimis threshold and may adopt rules requiring monthly and/or enhanced public disclosure in the future. In addition, other non-U.S. jurisdictions where the Fund may trade have adopted reporting requirements. If the Fund’s securities short positions or its strategy become generally known, it could have a significant effect on the Adviser’s or Sub-Adviser’s ability to implement its investment strategy. In particular, it would make it more likely that other investors could cause a “short squeeze” in the securities held short by the Fund forcing the Fund to cover its positions at a loss. Such reporting requirements may also limit the Adviser’s or Sub-Adviser’s ability to access management and other personnel at certain companies where the Adviser or Sub-Adviser seeks to take a short position. In addition, if other investors engage in copycat behavior by taking positions in the same issuers as the Fund, the cost of borrowing securities to sell short could increase drastically and the availability of such securities to the Fund could decrease drastically. Such events could make the Fund unable to execute its investment strategy. In addition, the SEC recently proposed additional restrictions on short sales. If the SEC were to adopt additional restrictions regarding short sales, they could restrict the Fund’s ability to engage in short sales of securities in certain circumstances, and the Fund may be unable to execute its investment strategy as a result.

The SEC and regulatory authorities in other jurisdictions may adopt (and in certain cases, have adopted) bans on short sales of certain securities in response to market events. Bans on short selling may make it impossible for the Fund to execute certain investment strategies and may have a material adverse effect on the Fund’s ability to generate returns.

Recent Market Events. The Fund could lose money over short periods due to short-term market movements and over longer periods during more prolonged market downturns. The value of a security or other instrument may decline due to changes in general market conditions, economic trends or events that are not specifically related to the issuer of the security or other instrument, or factors that affect a particular issuer or issuers, country, group of countries, region, market, industry, group of industries, sector or asset class. During a general market downturn, multiple asset classes may be negatively affected. Changes in market conditions and interest rates generally do not have the same impact on all types of securities and instruments.

15

Stresses associated with the 2008 financial crisis in the United States and global economies peaked approximately a decade ago, but periods of unusually high volatility in the financial markets and restrictive credit conditions, sometimes limited to a particular sector or a geography, continue to recur. Some countries, including the United States, have adopted and/or are considering the adoption of more protectionist trade policies, a move away from the tighter financial industry regulations that followed the financial crisis, and/or substantially reducing corporate taxes. The exact shape of these policies is still being considered, but the equity and debt markets may react strongly to expectations of change, which could increase volatility, especially if the market’s expectations are not borne out. A rise in protectionist trade policies, and the possibility of changes to some international trade agreements, could affect the economies of many nations in ways that cannot necessarily be foreseen at the present time. In addition, geopolitical and other risks, including environmental and public health, may add to instability in world economies and markets generally. Economies and financial markets throughout the world are becoming increasingly interconnected. As a result, whether or not the Fund invests in securities of issuers located in or with significant exposure to countries experiencing economic, political and/or financial difficulties, the value and liquidity of the Fund’s investments may be negatively affected by such events.

An outbreak of infectious respiratory illness caused by a novel coronavirus known as COVID-19 was first detected in China in December 2019 developed into a global pandemic. COVID-19 resulted in travel restrictions, closed international borders, enhanced health screenings at ports of entry and elsewhere, disruption of and delays in healthcare service preparation and delivery, prolonged quarantines, cancellations, business and school closings, supply chain disruptions, and lower consumer demand, as well as general concern and uncertainty.

Disruptions in markets can adversely impact a Fund and its investments. Further, certain local markets have been or may be subject to closures, and there can be no certainty regarding whether trading will continue in any local markets in which a Fund may invest, when any resumption of trading will occur or, once such markets resume trading, whether they will face further closures. Any suspension of trading in markets in which a Fund invests will have an impact on the Fund and its investments and will impact the Fund’s ability to purchase or sell securities in such market. The outbreak could also impair the information technology and other operational systems upon which a Fund’s service providers rely, and could otherwise disrupt the ability of employees of a Fund’s service providers to perform critical tasks relating to the Fund. The impact of this outbreak has adversely affected the economies of many nations and the entire global economy and may impact individual issuers and capital markets in ways that cannot be foreseen. In the past, governmental and quasi-governmental authorities and regulators through the world have at times responded to major economic disruptions with a variety of fiscal and monetary policy changes, including direct capital infusions into companies and other issuers, new monetary policy tools, and lower interest rates. An unexpected or sudden reversal of these policies, or the ineffectiveness of such policies, is likely to increase market volatility, which could adversely affect a Fund’s investments. Public health crises caused by the outbreak may exacerbate other preexisting political, social and economic risks in certain countries or globally. Other infectious illness outbreaks that may arise in the future could have similar or other unforeseen effects. The duration of this outbreak or others and their effects cannot be determined with certainty.

16

Russia’s invasion of Ukraine, and corresponding events in late February 2022, have had, and could continue to have, severe adverse effects on regional and global economic markets for securities and commodities. Following Russia’s actions, various governments, including the United States, have issued broad-ranging economic sanctions against Russia, including, among other actions, a prohibition on doing business with certain Russian companies, large financial institutions, officials and oligarchs; the removal by certain countries and the European Union of selected Russian banks from the Society for Worldwide

Interbank Financial Telecommunications (“SWIFT”), the electronic banking network that connects banks globally; and restrictive measures to prevent the Russian Central Bank from undermining the impact of the sanctions. The current events, including sanctions and the potential for future sanctions, including any impacting Russia’s energy sector, and other actions, and Russia’s retaliatory responses to those sanctions and actions, may continue to adversely impact the Russian economy and may result in the further decline of the value and liquidity of Russian securities, a continued weakening of the ruble and continued exchange closures, and may have other adverse consequences on the Russian economy that could impact the value of Russian investments and impair the ability of the Fund to buy, sell, receive or deliver those securities. Moreover, those events have, and could continue to have, an adverse effect on global markets performance and liquidity, thereby negatively affecting the value of the Fund’s investments beyond any direct exposure to Russian issuers. The duration of ongoing hostilities and the vast array of sanctions and related events cannot be predicted. Those events present material uncertainty and risk with respect to markets globally and the performance of the Fund and its investments or operations could be negatively impacted.

Risks Related to Israel-Hamas War. In October 2023, armed conflict broke out between Israel and the militant group Hamas after Hamas infiltrated Israel’s southern border from the Gaza Strip. In response, Israel declared war on Hamas and Israeli Defense Forces invaded the Gaza Strip. Events in Israel, Gaza, and the greater Middle East region are rapidly evolving, and the extent and duration of the Israel-Hamas war are impossible to predict.

Both actual hostilities, including the Israel-Hamas war described above, and the threat of future hostilities may have a significant adverse effect on Israel’s economy, including increased volatility in the share price of companies based in or with operations in Israel, local securities trading suspensions, local securities market closures (including for extended periods), a lack of transparency concerning Israeli issuers or other local market information, and increased restrictions on foreign investment or repatriation of capital. Such hostilities or an attack also may escalate into a more wide-scale conflict with the potential for greater and far-reaching adverse effects in the region and globally. While it is not possible to predict the extent and duration of any such conflict, the resulting market disruptions could be significant, including in certain industries or sectors, such as the oil and natural gas markets, and may negatively affect global supply chains, inflation and global growth. These and any related events could significantly impact a Fund’s performance and the value of an investment in the Fund, even if the Fund does not have direct exposure to Israeli issuers or issuers in other countries affected by the war.

Government Intervention in Financial Markets Risk. Instability in the financial markets may lead the U.S. government and foreign governments to take a number of unprecedented actions designed to support certain financial institutions and segments of the financial markets that may experience extreme volatility, and in some cases a lack of liquidity. U.S. federal and state governments and foreign governments, their regulatory agencies or self-regulatory organizations may take additional actions that affect the regulation of the securities in which the Fund invests, or the issuers of such securities, in ways that are unforeseeable. Issuers of corporate securities might seek protection under the bankruptcy laws. Legislation or regulation may also change the way in which the Fund itself is regulated. Such legislation or regulation could limit or preclude the Fund’s ability to achieve its investment objective.

17

FUNDAMENTAL INVESTMENT LIMITATIONS

The Trust (on behalf of the Fund) has adopted the following restrictions as fundamental policies, which may not be changed without the favorable vote of the holders of a “majority of the outstanding voting securities of the Fund,” as defined in the 1940 Act. Under the 1940 Act, the “vote of the holders of a majority of the outstanding voting securities” means the vote of the holders of the lesser of (i) 67% of the shares of the Fund represented at a meeting at which the holders of more than 50% of its outstanding shares are represented or (ii) more than 50% of the outstanding shares of the Fund.

The Fund may not:

1.	Issue senior securities. This limitation is not applicable to activities that may be deemed to involve the issuance or sale of a senior security by the Fund, provided that the Fund’s engagement in such activities is consistent with or permitted by the 1940 Act, as amended, the rules and regulations promulgated thereunder or interpretations of the SEC or its staff;

2.	Borrow money, except (a) from a bank, provided that immediately after such borrowing there is an asset coverage of 300% for all borrowings of the Fund; or (b) from a bank or other persons for temporary purposes only, provided that such temporary borrowings are in an amount not exceeding 5% of the Fund’s total assets at the time when the borrowing is made. This limitation does not preclude the Fund from entering into reverse repurchase transactions, provided that the Fund has an asset coverage of 300% for all borrowings and repurchase commitments of the Fund pursuant to reverse repurchase transactions;

3.	Purchase securities on margin, participate on a joint or joint and several basis in any securities trading account, or underwrite securities. (Does not preclude the Fund from obtaining such short-term credit as may be necessary for the clearance of purchases and sales of its portfolio securities, and except to the extent that the Fund may be deemed an underwriter under the Securities Act of 1933, by virtue of disposing of portfolio securities);

4.	Purchase or sell real estate or interests in real estate. This limitation does not preclude the Fund from investing in companies engaged in the real estate business or that have a significant portion of their assets in real estate;

5.	Invest 25% or more of the market value of its assets in the securities of companies engaged in any one industry. (Does not apply to investment in the securities of the U.S. Government, its agencies or instrumentalities.);

6.	Purchase or sell commodities (unless acquired as a result of ownership of securities or other investments) or commodity futures contracts, except that the Fund may purchase and sell futures contracts and options to the full extent permitted under the 1940 Act, sell foreign currency contracts in accordance with any rules of the Commodity Futures Trading Commission, invest in securities or other instruments backed by commodities, and invest in companies that are engaged in a commodities business or have a significant portion of their assets in commodities;

7.	Make loans to others, except (a) through the purchase of debt securities in accordance with its investment objectives and policies, (b) to the extent the entry into a repurchase agreement is deemed to be a loan, and (c) by loaning portfolio securities; or

18

8.	With respect to 75% of its total assets, invest 5% or more of its total assets in securities of a single issuer or hold more than 10% of the voting securities of such issuer (does not apply to investment in the securities of the U.S. government, its agencies or instrumentalities, or other investment companies). As a matter of operating policy, the Fund will not consider repurchase agreements to be subject to the above-stated 5% limitation if all of the collateral underlying the repurchase agreements are U.S. government securities and such repurchase agreements are fully collateralized.

The following lists the non-fundamental investment restrictions applicable to the Fund. These restrictions can be changed by the Board of Trustees, but the change will only be effective after notice is given to shareholders of the Fund.

The Fund may:

1.	Invest in other investment companies to the extent permitted by the Investment Company Act of 1940 (“1940 Act”) or the rules thereunder or pursuant to exemptive relief granted by the Securities and Exchange Commission (“SEC”).

The Fund may not:

1.	Invest 15% or more of the value of its net assets, computed at the time of investment, in illiquid securities. Illiquid securities are those securities without readily available market quotations, including repurchase agreements having a maturity of more than seven days. Illiquid securities may include restricted securities not determined by the Board of Trustees to be liquid, non-negotiable time deposits, over-the-counter options and repurchase agreements providing for settlement in more than seven days after notice.

2.	Invest in other investment companies advised by the same investment adviser as the Fund or in investment companies advised by affiliates of such adviser.

Except with respect to borrowing and illiquid securities, if a percentage or rating restriction on investment or use of assets set forth herein or in the Prospectus is adhered to at the time a transaction is effected, later changes in percentage resulting from any cause other than actions by the Fund will not be considered a violation.

MANAGEMENT OF THE FUND

Board of Trustees

The management and affairs of the Fund are supervised by the Board of Trustees. The Board of Trustees consists of five individuals, all of whom are not “interested persons” (as defined under the 1940 Act) of the Trust and the Adviser (“Independent Trustees”). The Trustees are fiduciaries for the Fund’s shareholders and are governed by the laws of the State of Delaware in this regard. The Board of Trustees establishes policies for the operation of the Fund and appoints the officers who conduct the daily business of the Fund.

19

Board Leadership Structure

The Trust is led by Mr. Brian Nielsen, who has served as the Chairman of the Board since 2011. The Board of Trustees is comprised of Mr. Nielsen and four (4) other Independent Trustees. Under certain 1940 Act governance guidelines that apply to the Trust, the Independent Trustees will meet in executive session, at least quarterly. Under the Trust’s Agreement and Declaration of Trust and By-Laws, the Chairman of the Board is responsible for (a) presiding at board meetings, (b) calling special meetings on an as-needed basis, (c) setting the agendas for board meetings and (d) ensuring board members are provided necessary materials in advance of each board meeting. The Trust believes that (i) its Chairman, (ii) Keith Rhoades, the independent chair of the Audit Committee, and, (iii) as an entity, the full Board of Trustees, provide effective leadership that is in the best interests of the Trust, each of its Funds and each shareholder.

In accordance with the fund governance standards prescribed by the SEC under the 1940 Act, the Independent Trustees on the Nominating Committee select and nominate all candidates for Independent Trustee positions. Each Trustee was appointed to serve on the Board of Trustees because of his experience, qualifications, attributes and/or skills. The Board of Trustees reviews its leadership structure regularly on at least an annual basis. The Board of Trustees believes that the structure described above facilitates the orderly and efficient flow of information to the Trustees from the officers of the Trust, the advisers of the Fund that comprise the Trust and other service providers, and facilitates the effective evaluation of the risks and other issues, including conflicts of interest, that may impact the Trust as a whole as well as the Fund individually. The Board of Trustees believes that the orderly and efficient flow of information and the ability of the Board of Trustees to bring each Trustee’s experience and skills to bear in overseeing the Trust’s operations is important given the characteristics and circumstances of the Trust, including: the unaffiliated nature of each investment adviser and the fund(s) managed by such adviser; the number of funds that comprise the Trust; the variety of asset classes that those funds reflect; the net assets of the Trust; the committee structure of the Trust; and the independent arrangements of each of the Trust’s series. For these reasons, the Board of Trustees believes that its leadership structure is appropriate.

Board Responsibilities

The Board of Trustees’ role is one of oversight rather than day-to-day management of any of the Trust’s series. The Trust’s Audit Committee assists with this oversight function. The Board of Trustees’ oversight extends to the Trust’s risk management processes. Those processes are overseen by Trust officers, including the President, the Treasurer, the Secretary and Chief Compliance Officer (“CCO”), who regularly report to the Board of Trustees on a variety of matters at Board meetings.

Board Risk Oversight

The Board of Trustees is comprised of Mr. Nielsen and four (4) other Independent Trustees with a standing independent Audit Committee with a separate chair. The Board is responsible for overseeing risk management, and the full Board regularly engages in discussions of risk management and receives compliance reports that inform its oversight of risk management from its CCO at quarterly meetings and on an ad hoc basis, when and if necessary. The Audit Committee considers financial and reporting risk within its area of responsibilities. Generally, the Board believes that its oversight of material risks is adequately maintained through the compliance-reporting chain where the CCO is the primary recipient and communicator of such risk-related information and oversees the Trust’s service providers’ adherence to the Trust’s policies and procedures.

20

Investment advisers managing the Trust’s series report to the Trust’s CCO and the Board of Trustees, on a regular and as-needed basis, on actual and possible risks affecting the Trust’s series. These investment advisers report to the CCO and the Board of Trustees on various elements of risk, including investment, credit, liquidity, valuation, operational and compliance risks, as well as any overall business risks that could impact the Trust’s series.

The Board of Trustees has appointed the CCO, who reports directly to the Board of Trustees and who participates in its regular meetings. In addition, the CCO conducts on-going and continuous compliance testing and presents an annual report to the Board of Trustees in accordance with the Trust’s compliance policies and procedures. The CCO, together with the Trust’s President, Treasurer and Secretary, regularly discusses risk issues affecting the Trust and its series during Board of Trustee meetings. The CCO also provides updates to the Board of Trustees on the operation of the Trust’s compliance policies and procedures and on how these procedures are designed to mitigate risk. Finally, the CCO and/or other officers of the Trust report to the Board of Trustees in the event that any material risk issues arise in between Board meetings.

Trustee Qualifications

Generally, the Trust believes that each Trustee is competent to serve because of their individual overall merits including: (i) experience, (ii) qualifications, (iii) attributes and (iv) skills. Mr. Nielsen has over twenty-three years of experience in the investment management and brokerage business including a focus in compliance, legal and regulatory oversight and possesses a strong understanding of the regulatory framework under which investment companies must operate. Since 2010, Thomas Sarkany has been the President of TTS Consultants, LLC, and since December 2022 has been the President of TTS Associates, Inc., each a financial services firm and from 1994 through 2010, held various roles at Value Line, Inc. (a publicly held company providing financial research, publications and money management services to retail and institutional investors), including Director of Marketing and Asset Management, Director of Index Licensing, and member of the Board of Directors. Anthony Lewis has been Chairman and CEO of The Lewis Group USA, an executive consulting firm, for the past ten years, and also serves as a Director, the Chairman of the Compensation Committee, and a Member of the Audit Committee of Torotel Inc., and also serves as a Trustee, the Chairman of the Valuation Committee, and a Member of the Audit Committee of the Wildermuth Endowment Fund, a registered closed-end fund operating as an interval fund. Keith Rhoades held various accounting roles at Union Pacific Railroad, including Senior Director of General Ledger/Financial Research. Randy Skalla has more than 20 years of investment management experience including serving as President of L5 Enterprises, Inc. since 2001 and from 2001 through 2017 Mr. Skalla was a member of the Orizon Investment Counsel Board. The Trust does not believe any one factor is determinative in assessing a Trustee’s qualifications, but that the collective experience of each Trustee makes them each highly qualified.

The Board of Trustees has established three standing board committees – the Audit Committee, the Compensation Committee and the Nominating Committee. All Independent Trustees are members of the Audit Committee, Compensation Committee and the Nominating Committee (“Standing Board Committees”). Inclusion of all Independent Trustees as members of all three of the Standing Board Committees allows all such Trustees to participate in the full range of the Board of Trustees’ oversight duties, including oversight of risk management processes.

21

Trustees and Officers

The Trustees and the officers of the Trust are listed below with their addresses, present positions with the Trust and principal occupations over at least the last five years. The business address of each Trustee and Officer is 225 Pictoria Drive, Suite 450, Cincinnati, OH 45246. All correspondence to the Trustees and Officers should be directed to c/o Ultimus Fund Solutions, LLC, P.O. Box 541150, Omaha, Nebraska 68154.

Independent Trustees

Name, Address and Year of Birth	Position/Term of Office*	Principal Occupation During the Past Five Years	Number of Portfolios in Fund Complex Overseen by Trustee**	Other Directorships held by Trustee During the Past Five Years
Brian Nielsen 1972	Trustee since May 2011	Trustee of Northern Lights Fund Trust II (since 2011); Special Projects Counsel of NorthStar Financial Services Group, LLC (from 2018 to 2019).	1	NONE
Thomas T. Sarkany 1946	Trustee since October 2011	President, TTS Consultants, LLC (since 2010) (financial services firm); President of TTS Associates, Inc. (since December 2022) (financial services firm).	1	Trustee, Arrow ETF Trust; Trustee, Arrow Investments Trust; Trustee, Northern Lights Fund Trust IV
Anthony H. Lewis 1946	Trustee since May 2011	Chairman and CEO of The Lewis Group USA (since 2007) (executive consulting firm).	1	Director, Member of the Compensation Committee and Member of the Risk Committee of Torotel Inc. (Magnetics, Aerospace and Defense), Trustee, Chairman of the Fair Valuation Committee and Member of the Audit Committee of the Wildermuth Endowment Strategy Fund
Keith Rhoades 1948	Trustee since May 2011	Retired since 2008.	1	NONE
Randy Skalla 1962	Trustee since May 2011	President, L5 Enterprises, Inc. (since 2001) (financial services company).	1	NONE

22

Officers

Name, Address and Year of Birth	Position/Term of Office*	Principal Occupation During the Past Five Years	Number of Portfolios in Fund Complex Overseen by Trustee**	Other Directorships held by Trustee During the Past Five Years
Kevin Wolf 1969	President since January 2013	Vice President of The Ultimus Group, LLC; Executive Vice President, Head of Fund Administration and Product of Ultimus Fund Solutions, LLC (formerly Gemini Fund Services, LLC) (since 2019)	N/A	N/A
Erik Naviloff 1968	Treasurer since January 2013	Vice President of Ultimus Fund Solutions LLC (formerly Gemini Fund Services, LLC) (since 2012).	N/A	N/A
Kent Barnes 1968	Secretary since April 2024	Vice President and Senior Management Counsel, Ultimus Fund Solutions, LLC (since November 2023); Vice President, U.S. Bancorp Fund Services, LLC (November 2018 to November 2023).	N/A	N/A
Emile Molineaux 1962	Chief Compliance Officer and Anti-Money Laundering Officer since May 2011	Senior Compliance Officer and CCO of various clients of Northern Lights Compliance Services, LLC (since 2011).	N/A	N/A
Jared Lahman 1986	Anti-Money Laundering Officer since January 2022	Compliance Analyst, Northern Lights Compliance Services, LLC (since January 2019);	N/A	N/A

*	The term of office for each Trustee and Officer listed above will continue indefinitely.
***	As of May 31, 2024 the Trust was comprised of 24 active portfolios managed by unaffiliated investment advisers. The term “Fund Complex” applies only to the Fund. The Fund does not hold itself out as related to any other series within the Trust for investment purposes, nor does it share the same investment adviser with any other series not included in the Fund Complex.

23

Board Committees

Audit Committee. The Board has an Audit Committee, which is comprised of the Independent Trustees. The Audit Committee reviews financial statements and other audit-related matters for the Fund. The Audit Committee also holds discussions with management and with the Fund’s independent auditor concerning the scope of the audit and the auditor’s independence and will meet at least four times annually.

Nominating Committee. The Board has a Nominating Committee, which is comprised of the Independent Trustees. The Nominating Committee is responsible for seeking and reviewing candidates for consideration as nominees for the position of trustee and meets only as necessary. The Nominating Committee generally will not consider shareholder nominees.

Compensation Committee. The Board has a Compensation Committee, which is comprised of the Independent Trustees. The role of the Compensation Committee is to oversee the evaluation of, and review and approve compensation for, the Independent Trustees. The Compensation Committee will generally meet annually.

Trustee Compensation

Each Trustee will receive a quarterly fee of $21,250 (the “Trustee Fee”) to be paid at the beginning of each calendar quarter, allocated among each of the various portfolios comprising the Trust. Each Trustee will also receive reimbursement for any reasonable expenses incurred attending the regular quarterly meetings of the Trust. In addition to the Trustee Fee, the Audit Committee Chairman will receive an additional quarterly fee of $4,000 and the Chairman of the Trust will receive an additional quarterly fee of $5,250. For special in-person meetings, each Trustee will receive a $2,500 special in-person meeting fee, as well as reimbursement for any reasonable expenses incurred attending the special in-person meeting, which fees will generally be paid by the Adviser requesting the special in-person meeting. None of the executive officers will receive compensation from the Trust.

The table below details the estimated amount of compensation the Trustees are expected to receive from the Fund during the initial fiscal period ending May 31, 2025. Each Independent Trustee is expected to attend all quarterly meetings during the period. The Trust does not have a bonus, profit sharing, pension or retirement plan.

Name	Essential 40 Stock ETF	Pension or Retirement Benefits Accrued as Part of Fund Expenses	Estimated Annual Benefits Upon Retirement	Total Compensation From Fund Complex Paid to Trustees***
Thomas T. Sarkany	$4,598	None	None	$4,598
Anthony Lewis	$4,598	None	None	$4,598
Keith Rhoades*	$5.463	None	None	$5.463
Randy Skalla	$4,598	None	None	$4,598
Brian Nielsen**	$5,734	None	None	$5,734

*	Mr. Rhoades also serves as chairman of the Audit Committee.
**	Mr. Nielsen serves as Chairman of the Board of Trustees.
***	There are currently multiple series comprising the Trust. The term “Fund Complex” refers only to the Fund, and not to any other series of the Trust. For the fiscal year ended May 31, 2024, aggregate Independent Trustees’ fees were $462,000.

24

Management and Trustee Ownership

Because there were no shares outstanding as of the date of this SAI, the Trustees and officers, as a group, owned 0% of the Fund’s outstanding shares.

As of May 31, 2024, the Trustees and officers, as a group, owned less than 1.00% of the Fund’s outstanding shares and the Fund Complex’s outstanding shares.

Control Persons and Principal Shareholders

A principal shareholder is any person who owns of record or beneficially 5% or more of the outstanding shares of the Fund. A control person is one who owns beneficially or through controlled companies more than 25% of the voting securities of the Fund or acknowledges the existence of control. A controlling person possesses the ability to control the outcome of matters submitted for shareholder vote by the Fund.

The Depository Trust Company (“DTC”) or its nominee is the record owner of all outstanding shares and is recognized as the owner of all shares for all purposes. Investors owning shares are beneficial owners as shown on the records of DTC or its participants. As of the date of this SAI, the Fund had not commenced operations.

Investment Adviser

As stated in the Prospectus, investment advisory services are provided to the Fund by KKM Financial LLC, located at 141 W. Jackson Blvd., Suite 1711 Chicago, IL 60604, pursuant to an Investment Advisory Agreement (the “Advisory Agreement”). The Adviser is 99.5% owned by Killir Kapital Management, LLC along with a 0.5% ownership by Matt Franz. Subject to such policies as the Board of Trustees may determine, the Adviser is ultimately responsible for investment decisions for the Fund. Pursuant to the terms of the Advisory Agreement, the Adviser provides the Fund with such investment advice and supervision as it deems necessary for the proper supervision of the Fund’s investments.

After an initial period of two years, the Advisory Agreement will continue in effect from year to year only if such continuance is specifically approved at least annually by the Board of Trustees or by vote of a majority of the Fund’s outstanding voting securities and by a majority of the trustees who are not parties to the Advisory Agreement or interested persons of any such party, at a meeting called for the purpose of voting on the Advisory Agreement. The Advisory Agreement is terminable without penalty by the Trust on behalf of the Fund upon 60 days’ prior written notice when authorized either by a majority vote of the Fund’s shareholders or by a vote of a majority of the Board of Trustees, or by the Adviser upon 60 days’ prior written notice, and will automatically terminate in the event of its “assignment” (as defined in the 1940 Act). The Advisory Agreement provides that the Adviser, under such agreement, shall not be liable for any error of judgment or mistake of law or for any loss arising out of any investment or for any act or omission in the execution of portfolio transactions for the Fund, except for willful misfeasance, bad faith or negligence in the performance of its duties, or by reason of reckless disregard of its obligations and duties thereunder.

25

Under the Advisory Agreement, the Adviser, under the supervision of the Board, agrees to invest the assets of the Fund in accordance with applicable law and the investment objectives, policies and restrictions set forth in the Fund’s current Prospectus and Statement of Additional Information, and subject to such further limitations as the Trust may from time to time impose by written notice to the Adviser. The Adviser shall act as the investment advisor to the Fund and, as such shall (i) obtain and evaluate such information relating to the economy, industries, business, securities markets and securities as it may deem necessary or useful in discharging its responsibilities here under, (ii) formulate a continuing program for the investment of the assets of the Fund in a manner consistent with its investment objective, policies and restrictions, and (iii) determine from time to time securities to be purchased, sold or retained by the Fund, and implement those decisions, including the selection of entities with or through which such purchases or sales are to be effected; provided, that the Adviser will place orders pursuant to its investment determinations either directly with the issuer or with a broker or dealer, and if with a broker or dealer, (a) will attempt to obtain the best price and execution of its orders, and (b) may nevertheless in its discretion purchase and sell portfolio securities from and to brokers who provide the Adviser with research, analysis, advice and similar services and pay such brokers in return a higher commission or spread than may be charged by other brokers. The Adviser also provides the Fund with all necessary office facilities and personnel for servicing the Fund’s investments, compensates all officers, Trustees and employees of the Trust who are officers, directors or employees of the Adviser, and all personnel of the Fund or the Adviser performing services relating to research, statistical and investment activities. The Advisory Agreement was approved by the Board of the Trust, including by a majority of the Independent Trustees, at a meeting held on July 30, 2024.

In addition, the Adviser, directly subject to the supervision of the Board of Trustees, provides the management services necessary for the operation of the Fund and such additional administrative services as reasonably requested by the Board of Trustees, including a majority of the Independent Trustees. These services include providing such office space, office equipment and office facilities as are adequate to fulfill the Adviser’s obligations under the Advisory Agreement; assisting the Trust in supervising relations with custodians, transfer and pricing agents, accountants, underwriters and other persons dealing with the Fund; assisting in preparing all general shareholder communications and conducting shareholder relations; maintaining the Fund’s records and the registration of the Fund’s shares under federal securities laws and making necessary filings under state securities laws; developing management and shareholder services for the Fund; and furnishing reports, evaluations and analyses on a variety of subjects to the Trustees.

Pursuant to the Advisory Agreement, the Fund pays the Adviser a management fee at the annual rate of 0.50% of the Essential 40 Stock Fund’s average daily net assets. The fee is computed daily and payable monthly. The Adviser has agreed contractually to waive its management fee and to reimburse operating expenses (excluding any front-end or contingent deferred loads, brokerage fees and commissions, acquired fund fees and expenses, borrowing costs (such as interest and dividend expense on securities sold short), taxes and extraordinary expenses such as litigation at least until October 31, 2025, such that net annual fund operating expenses of the Fund do not exceed the percentages in the table below.

The Adviser is permitted to receive reimbursement from the Fund for fees it waived and Fund expenses it paid, subject to the limitation that: (1) the reimbursement for fees and expenses will be made only if payable within three years from the date the fees and expenses were initially waived or reimbursed; and (2) the reimbursement may not be made if it would cause the expense limitation in effect at the time of the waiver or currently in effect, whichever is lower, to be exceeded.

Essential 40 Stock ETF	Expense Limitation
0.70%

26

Expenses not expressly assumed by the Adviser under the Advisory Agreement are paid by the Fund. Under the terms of the Advisory Agreement, the Fund is responsible for the payment of the following expenses among others: (a) the fees payable to the Adviser, (b) the fees and expenses of Trustees who are not affiliated persons of the Adviser or Distributor (as defined under the section entitled (“The Distributor”) (c) the fees and certain expenses of the Custodian (as defined under the section entitled “Custodian”) and Transfer and Dividend Disbursing Agent (as defined under the section entitled “Transfer Agent”), including the cost of maintaining certain required records of the Fund and of pricing the Fund’s shares, (d) the charges and expenses of legal counsel and independent accountants for the Fund, (e) brokerage commissions and any issue or transfer taxes chargeable to the Fund in connection with its securities transactions, (f) all taxes and corporate fees payable by the Fund to governmental agencies, (g) the fees of any trade association of which the Fund may be a member, (h) the cost of share certificates representing shares of the Fund, (i) the cost of fidelity and liability insurance, (j) the fees and expenses involved in registering and maintaining registration of the Fund and of their shares with the SEC, qualifying its shares under state securities laws, including the preparation and printing of the Fund’s registration statements and prospectuses for such purposes, (k) all expenses of shareholders and Trustees’ meetings (including travel expenses of trustees and officers of the Trust who are directors, officers or employees of the Adviser) and of preparing, printing and mailing reports, proxy statements and prospectuses to shareholders in the amount necessary for distribution to the shareholders, and (l) litigation and indemnification expenses and other extraordinary expenses not incurred in the ordinary course of the Trust’s business.

For the fiscal years ended May 31, the Predecessor Fund paid the following advisory fees to the Adviser pursuant to the Advisory Agreement, of which the Adviser waived or recouped the amount set forth in the following table.

Fiscal Year Ended	Advisory Fee	Recoupment (Waiver)	(Expense Reimbursement)	Advisory Fee after Waiver
May 31, 2022	$184,189	($184,189)	($33,928)	$0
May 31, 2023	$196,574	($196,574)	($11,902)	$0
May 31, 2024	$291,167	($205,172)	$0	$85,995

Portfolio Managers

The following section provides information regarding the Portfolio Managers, other accounts managed by the Portfolio Managers, compensation, material conflicts of interests, and any ownership of securities in the Fund.

Jeff Kilburg. Mr. Kilburg is the CEO & Founder of KKM Financial, LLC (“KKM”) a boutique registered investment adviser based in Chicago, IL. Mr. Kilburg started his career at the Chicago Board Options Exchange (“CBOE”) in Chicago. After learning equity options from Mercury Founders Jon and Pete Najarian at the CBOE, Mr. Kilburg was offered an opportunity in the Chicago Board of Trade (“CBOT”) bond option pit. Subsequently, he joined a specialist group in the 30-year pit, JLS Group. In 2012, he transitioned his floor operations into a SEC registered investment advisory firm. Mr. Kilburg is a graduate of the Mendoza College of Business at The University of Notre Dame as he was a recipient of a four-year football scholarship under Lou Holtz.

27

Dan Deming. Mr. Deming serves as Managing Director at KKM Financial, LLC (“KKM”). Mr. Deming’s responsibilities include managing the day-to-day operations of the firm which include; developing and executing the firm’s business plan, strategic initiatives, advisory group oversight, technology, and compliance. Mr. Deming has over 30 years of market experience. Prior to KKM, Mr. Deming served as investment advisor representative for Equity Armor Investments, LLC. His responsibilities included overseeing client accounts, portfolio construction, and supporting the sub-advising team. Mr. Deming started his career at the CBOE (Chicago Board Options Exchange) as a trader in the S&P 100 Index (OEX) pit in April of 1988. In 2008, Mr. Deming transitioned into the CBOE’s VIX Index option pit. During his time at the CBOE, Mr. Deming also served on the Arbitration Committee. Over the past 10 years, Mr. Deming has become one of the options industry’s more recognized faces in the media, making regular appearances on Bloomberg TV, TD Ameritrade Network, CNN, BNN Bloomberg, Sky News Business, Fox Business News, Business First AM, and CBOE TV. Several news outlets such as; CNBC, Reuters, Wall Street Journal, Bloomberg News, the AP and Dow Jones press, contact Mr. Deming on a regular basis to provide written and quoted market commentary. Working as a liaison with the CBOE, representing both the exchange and his firm, Mr. Deming has served as a guest panelist for several volatility based derivatives symposiums and international trading conferences. Mr. Deming is a graduate of Michigan State University and holds a Series 65 license.

Other Accounts Managed by the Portfolio Manager

The table below identifies, for the Portfolio Manager of the Fund, the number of accounts managed (excluding the Fund) and the total assets in such accounts, within each of the following categories: registered investment companies, other pooled investment vehicles, and other accounts. To the extent that the advisory fees for any of these accounts are based on account performance, this information is reflected in separate tables below. Asset amounts are approximate as of the date of this SAI, and have been rounded. The following table lists the number and types of accounts managed by the portfolio manager and assets under management in those accounts as of May 31, 2024.

Portfolio Manager	Registered Investment Companies (excluding the Fund)		Other Pooled Investment Vehicles		Other Accounts
	Number of Accounts	Total Assets in the Accounts	Number of Accounts	Total Assets in the Accounts	Number of Accounts	Total Assets in the Accounts
Jeff Kilburg	0	$0	0	$0	38	$145 million
Dan Deming	0	$0	0	$0	195	$144 million

Material Conflicts of Interest

Actual or apparent material conflicts of interest may arise when a Portfolio Manager has day-to-day management responsibilities with respect to more than one investment account or in other circumstances. Portfolio Managers who manage other investment accounts in addition to the Fund may be presented with the potential conflicts described below.

28

The Adviser is registered with the U.S. Securities and Exchange Commission as an investment adviser under the Investment Advisers Act of 1940. The Adviser does not currently offer separately managed accounts or other investment fund products in addition to the Fund that would present material conflicts of interest, however, the Adviser may offer separately managed accounts in addition to the Fund in the future.

Portfolio Manager’s Compensation

The Portfolio Managers’ compensation is a fixed salary that is set by reference to industry standards. Bonuses paid to the Portfolio Managers are based on the profitability of the Adviser.

Portfolio Managers’ Ownership of the Fund

The following table shows the dollar range of equity securities beneficially owned by the portfolio manager of the Fund as of May 31, 2024:

Name of Portfolio Manager	Dollar Range of Equity Securities in Managed Fund
Jeff Kilburg	over $1 million
Dan Deming	$10,001 to $50,000

OTHER SERVICE PROVIDERS

Administrator

Pursuant to the Fund Services Agreement (the “Administration Service Agreement”), Ultimus Fund Solutions, LLC (“UFS”), 4221 North 203rd Street, Suite 100, Elkhorn, NE 68022 (the “Administrator”), acts as administrator for the Fund, subject to the supervision of the Board. UFS is primarily in the business of providing administrative, fund accounting and transfer agent services to retail and institutional mutual funds. UFS may provide persons to serve as officers of the Fund. Such officers may be directors, officers or employees of UFS or its affiliates.

The Administration Service Agreement is terminable by the Board or UFS on 60 days’ prior written notice and may be assigned provided the non-assigning party provides prior written consent. This Agreement provides that in the absence of willful misfeasance, bad faith or gross negligence on the part of UFS or reckless disregard of its obligations thereunder, UFS shall not be liable for any action or failure to act in accordance with its duties thereunder.

Under the Administration Service Agreement, UFS provides facilitating administrative services, including: (i) providing services of persons competent to perform such administrative and clerical functions as are necessary to provide effective administration of the Fund; (ii) facilitating the performance of administrative and professional services to the Fund by others, including the Fund’s Custodian; (iii) preparing, but not paying for, the periodic updating of the Fund’s Registration Statement, Prospectuses and Statement of Additional Information in conjunction with Fund counsel, including the printing of such documents for the purpose of filings with the SEC and state securities administrators, and preparing reports to the Fund’s shareholders and the SEC; (iv) preparing in conjunction with Fund counsel, but not paying for, all filings under the securities or “Blue Sky” laws of such states or countries as are designated by the Distributor, which may be required to register or qualify, or continue the registration or qualification, of the Fund and/or its shares under such laws; (v) preparing notices and agendas for meetings of the Board and minutes of such meetings in all matters required by the 1940 Act to be acted upon by the Board; and (vi) monitoring daily and periodic compliance with respect to all requirements and restrictions of the 1940 Act, the Internal Revenue Code and the Prospectus.

29

For the services rendered to the Fund by the Administrator, the Fund pays the Administrator the greater of an annual minimum fee or an asset-based fee, which scales downward based upon net assets for fund administration, fund accounting and transfer agency services.

The following table shows the administrative service fees incurred by the Predecessor Fund to the Administrator.

Fees incurred to the Administrator
Fiscal year ended May 31, 2024	$76,012
Fiscal year ended May 31, 2023	$57,099
Fiscal year ended May 31, 2022	$55,448

Fund Accounting

UFS, pursuant to the Administration Service Agreement, provides the Fund with accounting services, including: (i) daily computation of net asset value; (ii) maintenance of security ledgers and books and records as required by the 1940 Act; (iii) production of the Fund’s listing of portfolio securities and general ledger reports; (iv) reconciliation of accounting records; (v) calculation of yield and total return for the Fund; (vi) maintaining certain books and records described in Rule 31a-1 under the 1940 Act, and reconciling account information and balances among the Fund’s custodian or Adviser; and (vii) monitoring and evaluating daily income and expense accruals, and sales and redemptions of shares of the Fund. The Fund also pays the Administrator for any out-of-pocket expenses.

The following table shows the fund accounting fees incurred by the Predecessor Fund to the Administrator.

Fees incurred to the Administrator
Fiscal year ended May 31, 2024	$31,567
Fiscal year ended May 31, 2023	$29,142
Fiscal year ended May 31, 2022	$28,019

Transfer Agent

Brown Brothers Harriman & Co., located at 50 Post Office Square, Boston, Massachusetts, 02110-1548 acts as transfer, dividend disbursing, and shareholder servicing agent for the Fund pursuant to written agreement with Fund (the “Transfer Agent”). Under the agreement, the Transfer Agent is responsible for administering and performing transfer agent functions, dividend distribution, shareholder administration, and maintaining necessary records in accordance with applicable rules and regulations.

30

Custodian

Brown Brothers Harriman & Co., located at 50 Post Office Square, Boston, Massachusetts, 02110-1548 (the “Custodian”), serves as the custodian of the Fund’s assets pursuant to a Custodian and Transfer Agent Agreement by and between the Custodian and the Trust on behalf of the Fund. The Custodian’s responsibilities include safeguarding and controlling the Fund’s cash and securities, handling the receipt and delivery of securities, and collecting interest and dividends on the Fund’s investments. Pursuant to the Custodian and Transfer Agent Agreement, the Custodian also maintains original entry documents and books of record and general ledgers; posts cash receipts and disbursements; and records purchases and sales based upon communications from the Adviser. The Fund may employ foreign sub-custodians that are approved by the Board to hold foreign assets.

Compliance Services

Northern Lights Compliance Services, LLC (“NLCS”), 4221 North 203rd Street, Suite 100, Elkhorn, NE 68022, an affiliate of GFS and the Distributor, provides a Chief Compliance Officer to the Trust as well as related compliance services pursuant to a consulting agreement between NLCS and the Trust. The Fund pays a compliance service fee to NLCS.

The following table shows the fees incurred by the Predecessor Fund to NLCS for compliance services.

Fees incurred to NLCS
Fiscal year ended May 31, 2024	$24,217
Fiscal year ended May 31, 2023	$24,739
Fiscal year ended May 31, 2022	$21,199

Legal Counsel

Alston & Bird, LLP, 950 F Street NW, Washington, D.C. 20004, serves as counsel to the Trust.

Blank Rome LLP, 1271 Avenue of the Americas, New York, NY 10020, serves as counsel to the Independent Trustees.

Independent Registered Public Accounting Firm

RSM US LLP, 555 17th Street, Suite 1200, Denver, CO 80202 is the Fund’s independent registered public accounting firm; therefore, its personnel have access to the Fund’s portfolio holdings in connection with auditing of the Fund’s annual financial statements and providing other audit, tax and related services for the Fund.

31

DISTRIBUTION OF FUND SHARES

Northern Lights Distributors, LLC, located at 4221 North 203rd Street, Suite 100, Elkhorn, NE 68022 (the “Distributor”), serves as the principal underwriter and national distributor for the shares of the Fund pursuant to an ETF Distribution Agreement with the Trust (the “Distribution Agreement”). The Distributor is registered as a broker-dealer under the Securities Exchange Act of 1934 and each state’s securities laws and is a member of FINRA. The offerings of the Shares of the Fund are continuous, and the Distributor acts as an agent for the Trust. The Distributor will deliver a Prospectus to persons purchasing Shares of the Fund in Creation Units and will maintain records of both orders placed with it and confirmations of acceptance furnished by it. The Distributor has no role in determining the investments or investment policies of the Fund.

The Distribution Agreement provides that, unless sooner terminated, it will continue in effect for two years initially and thereafter shall continue from year to year, subject to annual approval by (a) the Board or a vote of a majority of the outstanding shares, and (b) by a majority of the Trustees who are not parties to the Distribution Agreement or the Trust’s distribution plan or interested persons of the Trust or of the Distributor (“Qualified Trustees”) by vote cast in person at a meeting called for the purpose of voting on such approval.

The Distribution Agreement may at any time be terminated, without penalty by the Trust, by vote of a majority of the Qualified Trustees or by vote of a majority of the outstanding shares of the Trust on 60 days’ written notice to the other party. The Distribution Agreement will automatically terminate in the event of its assignment.

The Fund does not pay the Distributor any fees under the Distribution Agreement. However, the Advisor pays an annual fee to the Distributor plus reasonable out-of-pocket expenses incurred by Distributor in connection with activities performed for the Fund, including, without limitation, printing and distribution of prospectuses and shareholder reports, out of its own resources.

PORTFOLIO TRANSACTIONS AND BROKERAGE ALLOCATION

Pursuant to the Advisory Agreement and the Sub-Advisory Agreement, the Adviser determines which securities are to be purchased and sold by the Fund as well as which broker-dealers are eligible to execute the Fund’s portfolio transactions. Purchases and sales of securities in the OTC market will generally be executed directly with a “market-maker” unless, in the opinion of the Adviser, a better price and execution can otherwise be obtained by using a broker for the transaction.

Purchases of portfolio securities for the Fund will be effected through broker-dealers (including banks) that specialize in the types of securities that the Fund will be holding, unless better executions are available elsewhere. Dealers usually act as principal for their own accounts. Purchases from dealers will include a spread between the bid and the asked price. If the execution and price offered by more than one dealer are comparable, the order may be allocated to a dealer that has provided research or other services as discussed below.

In placing portfolio transactions, the Adviser will use reasonable efforts to choose broker-dealers capable of providing the services necessary to obtain the most favorable price and execution available. The full range and quality of services available will be considered in making these determinations, such as the size of the order, the difficulty of execution, the operational facilities of the firm involved, the firm’s risk in positioning a block of securities and other factors. In those instances where it is reasonably determined that more than one broker-dealer can offer the services needed to obtain the most favorable price and execution available, consideration may be given to those broker-dealers that furnish or supply research and statistical information to the Adviser that they may lawfully and appropriately use in their investment advisory capacities, as well as provide other brokerage services in addition to execution services. The Adviser considers such information to be useful in varying degrees, but of indeterminable value.

32

While it is the Fund’s general policy to first seek to obtain the most favorable price and execution available in selecting a broker-dealer to execute portfolio transactions for the Fund, weight is also given to the ability of a broker-dealer to furnish brokerage and research services to the Fund or to the Adviser, even if the specific services are not directly useful to the Fund and may be useful to the Adviser in advising other clients.

Investment decisions for the Fund may or may not be made independently from those of other client accounts of the Adviser. In certain instances, investment decisions will be made similar to other accounts managed. In the case where the Fund uses similar strategies, applicable procedures will be taken to ensure trading allocations will be handled fairly and abide by all appropriate rules and regulations. Nevertheless, it is possible that at times identical securities will be acceptable for the Fund and one or more of such client accounts. In such event, the position of the Fund and such client account(s) in the same issuer may vary and the length of time that each may choose to hold its investment in the same issuer may likewise vary. However, to the extent any of these client accounts seek to acquire the same security as the Fund at the same time, the Fund may not be able to acquire as large a portion of such security as it desires, or it may have to pay a higher price or obtain a lower yield for such security. Similarly, the Fund may not be able to obtain as high a price for, or as large an execution of, an order to sell any particular security at the same time. If one or more of such client accounts simultaneously purchases or sells the same security that the Fund is purchasing or selling, each day’s transactions in such security will be allocated between the Fund and all such client accounts in a manner deemed equitable by the Adviser, taking into account the respective sizes of the accounts and the amount being purchased or sold. It is recognized that in some cases this system could have a detrimental effect on the price or value of the security insofar as the Fund is concerned. In other cases, however, it is believed that the ability of the Fund to participate in volume transactions may produce better executions for the Fund. Notwithstanding the above, the Adviser may execute buy and sell orders for accounts and take action in performance of their duties with respect to any of their accounts that may differ from actions taken with respect to another account, so long as the Adviser shall, to the extent practical, allocate investment opportunities to accounts, including the Fund, over a period of time on a fair and equitable basis and in accordance with applicable law.

The Fund is required to identify any securities of its “regular brokers or dealers” that the Fund has acquired during its most recent fiscal year. The Fund is also required to identify any brokerage transactions during its most recent fiscal year that were directed to a broker because of research services provided, along with the amount of any such transactions and any related commissions paid by the Fund.

Brokers or dealers executing a portfolio transaction on behalf of the Fund may receive a commission in excess of the amount of commission another broker or dealer would have charged for executing the transaction if the Adviser determines in good faith that such commission is reasonable in relation to the value of brokerage, research and other services provided to the Fund. In allocating portfolio brokerage, the Adviser may select brokers or dealers who also provide brokerage, research and other services to other accounts over which the Adviser exercises investment discretion. Some of the services received as the result of Fund transactions may primarily benefit accounts other than the Fund, while services received as the result of portfolio transactions effected on behalf of those other accounts may primarily benefit the Fund.

33

PORTFOLIO TURNOVER

Although the Fund generally will not invest for short-term trading purposes, portfolio securities may be sold without regard to the length of time they have been held when, in the opinion of the Adviser, investment considerations warrant such action. Portfolio turnover rate is calculated by dividing (i) the lesser of purchases or sales of portfolio securities for the fiscal year by (ii) the monthly average of the value of portfolio securities owned during the fiscal year. A 100% turnover rate would occur if all the securities in the Fund’s portfolio, with the exception of securities whose maturities at the time of acquisition were one year or less, were sold and either repurchased or replaced within one year. A high rate of portfolio turnover (100% or more) generally leads to above-average transaction costs, could generate capital gains that must be distributed to shareholders as short-term capital gains taxed at ordinary income tax rates (currently as high as 37%) and could increase brokerage commission costs. To the extent that the Fund experiences an increase in brokerage commissions due to a higher portfolio turnover rate, the performance of the Fund could be negatively impacted by the increased expenses incurred by the Fund and may result in a greater number of taxable transactions.

CODE OF ETHICS

The Trust, the Adviser, and the Distributor have each adopted Codes of Ethics under Rule 17j-1 of the 1940 Act. These Codes permit, subject to certain conditions, personnel of the Adviser, and Distributor to invest in securities that may be purchased or held by the Fund.

PROXY VOTING PROCEDURES

The Board of Trustees has adopted proxy voting policies and procedures (“Proxy Policies”) wherein the Trust has delegated to the Adviser the responsibility for voting proxies relating to portfolio securities held by the Fund as part of its investment advisory services, subject to the supervision and oversight of the Board of Trustees. The Proxy Voting Policies of the Adviser are included as Appendix A.

MORE INFORMATION

Information regarding how the Fund voted proxies relating to portfolio securities during the twelve-month period ended June 30 will be available without charge, upon request, by calling toll-free, 1-800-SEC-0330 or by accessing the SEC’s website at www.sec.gov.

ANTI-MONEY LAUNDERING COMPLIANCE PROGRAM

The Trust has established an Anti-Money Laundering Compliance Program (the “Program”) as required by the Uniting and Strengthening America by Providing Appropriate Tools Required to Intercept and Obstruct Terrorism Act of 2001 (“USA PATRIOT Act”). To ensure compliance with this law, the Trust’s Program provides for the development of internal practices, procedures and controls, designation of anti-money laundering compliance officers, an ongoing training program and an independent audit function to determine the effectiveness of the Program. The Trust’s secretary serves as its Anti-Money Laundering Compliance Officer.

34

Procedures to implement the Program include, but are not limited to, determining that the Fund’s Distributor and Transfer Agent have established proper anti-money laundering procedures, reporting suspicious and/or fraudulent activity and a providing a complete and thorough review of all new opening account applications. The Trust will not transact business with any person or entity whose identity cannot be adequately verified under the provisions of the USA PATRIOT Act.

As a result of the Program, the Trust may be required to “freeze” the account of a shareholder if the shareholder appears to be involved in suspicious activity or if certain account information matches information on government lists of known terrorists or other suspicious persons, or the Trust may be required to transfer the account or proceeds of the account to a governmental agency.

PORTFOLIO HOLDINGS INFORMATION

The Trust has adopted policies and procedures that govern the disclosure of the Fund’s portfolio holdings. These policies and procedures are designed to ensure that such disclosure is in the best interests of Fund shareholders.

The Fund’s portfolio holdings are publicly disseminated each day the Fund is open for business through financial reporting and news services, including publicly accessible Internet websites. In addition, a basket composition file, which includes the security names and share quantities to deliver in exchange for Fund shares, together with estimates and actual cash components, is publicly disseminated each day the New York Stock Exchange is open for trading via the National Securities Clearing Corporation (“NSCC”). Pursuant to Rule 6c-11 under the 1940 Act, information regarding the Fund’s current portfolio holdings will be available on a daily basis at www.Essential40etf.com.

Compliance With Portfolio Holdings Disclosure Procedures

The Trust’s Chief Compliance Officer will report periodically to the Board with respect to compliance with the Fund’s portfolio holdings disclosure procedures, and from time to time will provide the Board any updates to the portfolio holdings disclosure policies and procedures.

There is no assurance that the Trust’s policies on disclosure of portfolio holdings will protect the Fund from the potential misuse of holdings information by individuals or firms in possession of that information.

PURCHASE, REDEMPTION AND PRICING OF SHARES

Calculation of Share Price

As indicated in the Prospectus under the heading “How Shares are Priced,” Shares of the Fund are bought and sold at a price in two different ways depending upon the type of investor.

Investors may buy and sell Shares in secondary market transactions through brokers at market prices and the Shares will trade at market prices.

Only authorized participants may buy and redeem Shares from the Fund directly and those transactions are effected at the Fund’s NAV.

35

The NAV of the Fund’s shares is determined by dividing the total value of the Fund’s portfolio investments and other assets, less any liabilities, by the total number of shares outstanding of the Fund.

As indicated in the Prospectus under the heading “Net Asset Value,” the net asset value (“NAV”) of the Fund’s shares is determined by dividing the total value of the Fund’s portfolio investments and other assets, less any liabilities, by the total number of shares outstanding of the Fund, by class.

Generally, the Fund’s domestic securities (including underlying ETFs which hold portfolio securities primarily listed on foreign (non-U.S.) exchanges) are valued each day at the last quoted sales price on each security’s primary exchange. Securities traded or dealt in upon one or more securities exchanges for which market quotations are readily available and not subject to restrictions against resale shall be valued at the last quoted sales price on the primary exchange or, in the absence of a sale on the primary exchange, at the mean between the current bid and ask prices on such exchange. Securities primarily traded in the National Association of Securities Dealers’ Automated Quotation System (“NASDAQ”) National Market System for which market quotations are readily available shall be valued using the NASDAQ Official Closing Price. he Board has appointed the Adviser as its designee (the “Valuation Designee”) for all fair value determinations and responsibilities, other than overseeing pricing service providers used by the Trust. If market quotations are not readily available, securities will be valued at their fair market value as determined in good faith by the Funds’ Valuation Designee in accordance with procedures approved by the Board and as further described below. Securities that are not traded or dealt in any securities exchange (whether domestic or foreign) and for which over-the-counter market quotations are readily available generally shall be valued at the last sale price or, in the absence of a sale, at the mean between the current bid and ask price on such over-the- counter market.

Certain securities or investments for which daily market quotes are not readily available may be fair valued by the Valuation Designee pursuant to guidelines established by the Board, with reference to other securities or indices. Debt securities not traded on an exchange may be valued at prices supplied by a pricing agent(s) based on broker or dealer supplied valuations or matrix pricing, a method of valuing securities by reference to the value of other securities with similar characteristics, such as rating, interest rate and maturity. Short-term investments having a maturity of 60 days or less may be generally valued at amortized cost when it approximates fair value.

Exchange traded options are valued at the last quoted sales price or, in the absence of a sale, at the mean between the current bid and ask prices on the exchange on which such options are traded. Futures and options on futures are valued at the settlement price determined by the exchange. Other securities for which market quotes are not readily available are valued at fair value as determined in good faith by the Valuation Designee. Swap agreements and other derivatives are generally valued daily based upon quotations from market makers or by a pricing service in accordance with the valuation procedures approved by the Board.

36

Under certain circumstances, the Fund may use an independent pricing service to calculate the fair market value of foreign equity securities on a daily basis by applying valuation factors to the last sale price or the mean price as noted above. The fair market values supplied by the independent pricing service will generally reflect market trading that occurs after the close of the applicable foreign markets of comparable securities or the value of other instruments that have a strong correlation to the fair-valued securities. The independent pricing service will also take into account the current relevant currency exchange rate. A security that is fair valued may be valued at a price higher or lower than actual market quotations or the value determined by other funds using their own fair valuation procedures. Because foreign securities may trade on days when Fund shares are not priced, the value of securities held by the Fund can change on days when Fund shares cannot be redeemed or purchased. In the event that a foreign security’s market quotations are not readily available or are deemed unreliable (for reasons other than because the foreign exchange on which it trades closed before the Fund’s calculation of NAV), the security will be valued at its fair market value as determined in good faith by the Valuation Designee in accordance with procedures approved by the Board as discussed below. Without fair valuation, it is possible that short-term traders could take advantage of the arbitrage opportunity and dilute the NAV of long-term investors. Fair valuation of the Fund’s portfolio securities can serve to reduce arbitrage opportunities available to short-term traders, but there is no assurance that it will prevent dilution of the Fund’s NAV by short-term traders. In addition, because the Fund may invest in underlying ETFs which hold portfolio securities primarily listed on foreign (non-U.S.) exchanges, and these exchanges may trade on weekends or other days when the underlying ETFs do not price their shares, the value of these portfolio securities may change on days when you may not be able to buy or sell Fund shares.

Investments initially valued in currencies other than the U.S. dollar are converted to U.S. dollars using exchange rates obtained from pricing services. As a result, the NAV of the Fund’s shares may be affected by changes in the value of currencies in relation to the U.S. dollar. The value of securities traded in markets outside the United States or denominated in currencies other than the U.S. dollar may be affected significantly on a day that the New York Stock Exchange is closed and an investor is not able to purchase, redeem or exchange shares.

Fund shares are valued at the close of regular trading on the New York Stock Exchange (normally 4:00 p.m., Eastern time) (the “NYSE Close”) on each day that the New York Stock Exchange is open. For purposes of calculating the NAV, the Fund normally use pricing data for domestic equity securities received shortly after the NYSE Close and does not normally take into account trading, clearances or settlements that take place after the NYSE Close. Domestic fixed income and foreign securities are normally priced using data reflecting the earlier closing of the principal markets for those securities. Information that becomes known to the Fund or its agents after the NAV has been calculated on a particular day will not generally be used to retroactively adjust the price of the security or the NAV determined earlier that day.

When market quotations are not readily available or deemed unreliable, the Fund may value securities at fair value as determined in good faith by the Valuation Designee, pursuant to procedures approved by the Board. Fair valuation may also be used if extraordinary events occur after the close of the relevant market but prior to the NYSE Close.

37

Creation and Redemption of Creation Units

General

ETFs, such as the Fund, generally issue and redeem its shares in primary market transactions through a creation and redemption mechanism and do not sell or redeem individual shares. Instead, financial entities, known as “Authorized Participants,” have contractual arrangements with an ETF or one of the ETF’s service providers to purchase and redeem ETF shares directly with the ETF in large blocks of shares known as “Creation Units.” Prior to start of trading on each business day, an ETF publishes through the NSCC the “basket” of securities, cash or other assets that it will accept in exchange for a Creation Unit of the ETF’s shares. An Authorized Participant that wishes to effectuate a creation of an ETF’s shares deposits with the ETF the “basket” of securities, cash or other assets identified by the ETF that day, and then receives the Creation Unit of the ETF’s shares in return for those assets. After purchasing a Creation Unit, the Authorized Participant may continue to hold the ETF’s shares or sell them in the secondary market. The redemption process is the reverse of the purchase process: the authorized participant redeems a Creation Unit of ETF shares for a basket of securities, cash or other assets. The combination of the creation and redemption process with secondary market trading in ETF shares and underlying securities provides arbitrage opportunities that are designed to help keep the market price of ETF shares at or close to the NAV per share of the ETF.

An “Authorized Participant” is a member or participant of a clearing agency registered with the SEC that has a written agreement with the Fund or one of its service providers that allows the Authorized Participant to place orders for the purchase or redemption of Creation Units (a “Participant Agreement”). Orders to purchase Creation Units must be delivered through an Authorized Participant that has executed a Participant Agreement and must comply with the applicable provisions of such Participant Agreement. Investors wishing to purchase or sell shares generally do so on an exchange. Institutional investors other than Authorized Participants are responsible for making arrangements for a redemption request to be made through an Authorized Participant.

A “Business Day” is generally any day on which the NYSE, the Exchange and the Trust are open for business. As of the date of this SAI, the NYSE observes the following holidays: New Year’s Day, Martin Luther King, Jr. Day, Presidents’ Day, Good Friday, Memorial Day, Independence Day, Juneteenth, Labor Day, Thanksgiving Day and Christmas Day. The Business Day on which an order to purchase or redeem Creation Units is received in proper form is referred to as the “Transmittal Date.”

Basket Composition and Custom Baskets.

Rule 6c-11(c)(3) under of the 1940 Act requires an ETF relying on the exemptions offered by Rule 6c-11 to adopt and implement written policies and procedures governing the construction of baskets and the process that the ETF will use for the acceptance of baskets. In general, in connection with the construction and acceptance of baskets, the Adviser may consider various factors, including, but not limited to: (1) whether the securities, assets and other positions comprising a basket are consistent with the ETF’s investment objective(s), policies and disclosure; (2) whether the securities, assets and other positions can legally and readily be acquired, transferred and held by the ETF and/or Authorized Participant(s), as applicable; (3) whether to utilize cash, either in lieu of securities or other instruments or as a cash balancing amount; and (4) in the case of an ETF that tracks an index, whether the securities, assets and other positions aid index tracking.

38

The Fund may utilize a pro-rata basket or a custom basket in reliance on Rule 6c-11. A “pro-rata basket” is a basket that is a pro rata representation of the ETF’s portfolio holdings, except for minor deviations when it is not operationally feasible to include a particular instrument within the basket, except to the extent that the Fund utilized different baskets in transactions on the same Business Day.

Rule 6c-11 defines “custom baskets” to include two categories of baskets. First, a basket containing a non-representative selection of the ETF’s portfolio holdings would constitute a custom basket. These types of custom baskets include, but are not limited to, baskets that do not reflect: (i) a pro rata representation of the Fund’s portfolio holdings; (ii) a representative sampling of an ETF’s portfolio holdings; or (iii) changes due to a rebalancing or reconstitution of an ETF’s securities market index, if applicable. Second, if different baskets are used in transactions on the same Business Day, each basket after the initial basket would constitute a custom basket. For example, if an ETF exchanges a basket with either the same or another Authorized Participant that reflects a representative sampling that differs from the initial basket, that basket (and any such subsequent baskets) would be a custom basket. Similarly, if an ETF substitutes cash in lieu of a portion of basket assets for a single Authorized Participant, that basket would be a custom basket. The Adviser’s Rule 6c-11 Committee defines any deviation from a pro-rata basket to be a “custom basket.”

Under a variety of circumstances, an ETF and its shareholders may benefit from the flexibility afforded by custom baskets. In general terms, the use of custom baskets may reduce costs, increase efficiency and improve trading. Because utilizing custom baskets provides a way for an ETF to add, remove and re-weight portfolio securities without transacting in the market, it may help the ETF to avoid transaction costs and adverse tax consequences. Rule 6c-11 provides an ETF with flexibility to use “custom baskets” if the ETF has adopted written policies and procedures that: (1) set forth detailed parameters for the construction and acceptance of custom baskets that are in the best interests of the ETF and its shareholders, including the process for any revisions to, or deviations from, those parameters; and (2) specify the titles or roles of employees of the ETF’s investment adviser who are required to review each custom basket for compliance with those parameters.

The use of baskets that do not correspond to pro rata to an ETF’s portfolio holdings has historically created concern that an Authorized Participant could take advantage of its relationship with an ETF and pressure the ETF to construct a basket that favors an Authorized Participant to the detriment of the ETF’s shareholders. For example, because ETFs rely on Authorized Participants to maintain the secondary market by promoting an effective arbitrage mechanism, an Authorized Participant holding less liquid or less desirable securities potentially could pressure an ETF into accepting those securities in its basket in exchange for liquid ETF shares (i.e., dumping). An Authorized Participant also could pressure the ETF into including in its basket certain desirable securities in exchange for ETF shares tendered for redemption (i.e., cherry-picking). In either case, the ETF’s other investors would be disadvantaged and would be left holding shares of an ETF with a less liquid or less desirable portfolio of securities. The Adviser has adopted policies and procedures designed to mitigate these concerns but there is ultimately no guarantee that such policies and procedures will be effective.

Basket Dissemination

Basket files are published for consumption through the NSCC, a subsidiary of Depository Trust & Clearing Corporation, and can be utilized for pricing, creations, redemptions, rebalancing and custom scenarios. In most instances, pro rata baskets are calculated and supplied by the ETF’s custodial bank based on ETF holdings, whereas non-pro rata, custom and forward-looking pro rata baskets are calculated by a fund’s investment adviser and disseminated by the ETF’s custodial bank through the NSCC process. Prior to the opening of business of the Exchange (currently 9:30 a.m., Eastern Time), the Fund publishes this information for the day (subject to correction of any errors) and is made available through the NSCC to effectuate creations or redemptions of Creation Units of the Fund until the next list is announced on the next Business Day.

39

Placement of Creation or Redemption Orders

All orders to purchase or redeem Creation Units are to be governed according to the applicable Participant Agreement that each Authorized Participant has executed. In general, all orders to purchase or redeem Creation Units must be received by the transfer agent in the proper form required by the Participant Agreement no later than the closing time of the regular trading session of the NYSE (ordinarily 4:00 p.m. Eastern Standard Time) on each day the NYSE is open for business (the “Closing Time”) in order for the purchase or redemption of Creation Units to be effected based on the NAV of shares of the Fund as next determined on such date after receipt of the order in proper form. This deadline may be extended upon agreement between the transfer agent, Authorized Participant and the applicable Fund. At its discretion, the Fund may also require an Authorized Participant to submit orders to purchase or redeem Creation Units be placed earlier in the day (such as instances where an applicable market for a security comprising a creation or redemption basket closes earlier than usual). In the case of custom orders, the order must be received by the transfer agent no later than 3:00 p.m. Eastern Time. A Fund may also accept orders to create Creation Units, whether through the Clearing Process (through a “Participating Party”, i.e., a broker-dealer or other participant in the Continuous Net Settlement system of the NSCC (the “Clearing Process”), a clearing agency that is registered with the SEC) or outside the Clearing Process (through a DTC Participant, in either case, such party has signed a Participant Agreement with the Distributor), which must be submitted as a “Future Dated Traded” set for one or more Creation Units between 4:30 p.m. Eastern Time and 5:30 p.m. Eastern Time (the “Order Window”) in the manner set forth in the Participant Agreement and/or applicable order form. This deadline may be extended upon agreement between the transfer agent, Authorized Participant and the applicable Fund. In the case of custom orders, the order must be received by the transfer agent no later than 3:00 p.m. Eastern Time. A Fund may also accept orders to redeem Creation Units, which must be submitted as a “Future Dated Traded” set for one or more Creation Units between the Order Window in the manner set forth in the Participant Agreement and/or applicable order form. This deadline may be extended upon agreement between the transfer agent, Authorized Participant and the applicable Fund. Shares of the Fund, however created, will be entered on the records of DTC in the name of Cede & Co. for the account of a DTC Participant.

All orders from investors who are not Authorized Participants to create Creation Units shall be placed with an Authorized Participant, in the form required by such Authorized Participant. In addition, the Authorized Participant may request the investor to make certain representations or enter into agreements with respect to the order, e.g., to provide for payments of cash, when required. Investors should be aware that their particular broker may not have executed a Participant Agreement and that, therefore, orders to create Creation Units of the Fund have to be placed by the investor’s broker through an Authorized Participant that has executed a Participant Agreement. In such cases there may be additional charges to such investor. At any given time, there may be only a limited number of broker-dealers that have executed a Participant Agreement. Those persons placing orders should ascertain the deadlines applicable to DTC and the Federal Reserve Bank wire system by contacting the operations department of the broker or depository institution effectuating such transfer of Deposit Instruments (as defined below) and Cash Component (as defined below). Those placing orders for Creation Units through the Clearing Process should afford sufficient time to permit proper submission of the order to the Distributor prior to the end of the Order Window. Order for Creation Units that are effected outside of the Clearing Process are likely to require transmittal by the DTC Participant earlier on the Transmittal Date than orders effected using the Clearing Process. The delivery of Creation Units created through the Clearing Process will occur no later than the second Business Day following the Transmittal Date (T+2).

40

A “Deposit Instrument” (an in-kind deposit of a designated portfolio of securities and other instruments) must be delivered to the Trust through DTC or NSCC, and Deposit Instruments which are non-U.S. securities, if applicable, must be delivered to an account maintained at the applicable local sub-custodian of the Trust on or before the International Contractual Settlement Date, as defined below. If a Deposit Security is an ADR or similar domestic instrument, it may be delivered to the Custodian. Deposit Instruments must be delivered to the Fund through the applicable processes set forth in the Participant Agreement.

Beneficial Owners of the Fund’s shares may sell their shares in the secondary market, but must accumulate enough shares to constitute a Creation Unit to redeem through the Fund. The Fund will not redeem shares in amounts less than Creation Units and there can be no assurance that there will be sufficient liquidity in the public trading market at any time to permit assembly of a Creation Unit. Investors should expect to incur customary brokerage and other costs in connection with assembling a sufficient number of the Fund’s shares to constitute a redeemable Creation Unit. Redemption requests must be placed by or through an Authorized Participant. Creation Units will be redeemable at their NAV per Creation Unit next determined after receipt of a request for redemption by the applicable Fund.

In connection with taking delivery of shares of non-U.S. Fund Securities, if applicable, upon redemption of shares of the Fund, a redeeming Beneficial Owner, or Authorized Participant acting on behalf of such Beneficial Owner, must maintain appropriate security arrangements with a qualified broker-dealer, bank or other custody provider in each jurisdiction in which any of the Fund Securities are customarily traded, to which account the Fund Securities will be delivered.

To the extent contemplated by an Authorized Participant’s agreement, in the event the Authorized Participant has submitted a redemption request in proper form but is unable to transfer all or part of the Creation Unit to be redeemed to the Fund’s transfer agent, the transfer agent will nonetheless accept the redemption request in reliance on the undertaking by the Authorized Participant to deliver the missing shares as soon as possible. Such undertaking shall be secured by the Authorized Participant’s delivery and maintenance of collateral consisting of cash having a value (marked to market daily) at least equal to 102% (105% for international securities), which the Adviser may change from time to time, of the value of the missing shares.

Purchase and Issuance of Creation Units

The consideration for purchase of a Creation Unit of shares of the Fund generally consists of Deposit Instruments and an amount of cash computed as described below (the “Cash Component” sometimes also referred to as the “Balancing Amount”). Together, the Deposit Instruments (and/or any cash with respect to cash purchases and cash-in-lieu amounts) and the Cash Component constitute the “Fund Deposit,” which represents the minimum initial and subsequent investment amount for a Creation Unit of the Fund. The Cash Component serves the function of compensating for any differences between the NAV per Creation Unit and the “Deposit Amount” (an amount equal to the aggregate market value of the Deposit Instruments and/or cash in lieu of all or a portion of the Deposit Instruments).

41

A Creation Unit will generally not be issued until the transfer of good title to the applicable Fund of the Deposit Instruments and the payment of the Cash Component, the Creation Transaction Fee (as discussed below) and any other required cash amounts have been completed. To the extent contemplated by the applicable Participant Agreement, Creation Units of the Fund will be issued to such Authorized Participant notwithstanding the fact that the corresponding Fund Deposits have not been received in part or in whole, in reliance on the undertaking of the Authorized Participant to deliver the missing Deposit Instruments as soon as possible, which undertaking shall be secured by such Authorized Participant’s delivery and maintenance of collateral consisting of cash in the form of U.S. dollars in immediately available funds having a value (marked to market daily) at least equal to 102% (105% for international securities) which the Adviser may change from time to time of the value of the missing Deposit Instruments. Such cash collateral must be delivered no later than 2:00 p.m., Eastern Time, on the contractual settlement date. The Participant Agreement will permit the Fund to use such collateral to buy the missing Deposit Instruments at any time and will subject the Authorized Participant to liability for any shortfall between the cost to the applicable Fund of purchasing such securities and the value of the collateral.

Delivery of Redemption Proceeds

Deliveries of securities to Authorized Participants in connection with redemption orders are generally expected to be made within two Business Days. Due to the schedule of holidays in certain countries, however, the delivery of in-kind redemption proceeds for the Fund may take longer than two Business Days after the day on which the redemption request is received in proper form. Section 22(e) of the 1940 Act generally prohibits a registered open-end management investment company from postponing the date of satisfaction of redemption requests for more than seven days after the tender of a security for redemption. This prohibition can cause operational difficulties for ETFs that hold foreign investments and exchange in-kind baskets for Creation Units. For example, local market delivery cycles for transferring foreign investments to redeeming investors, together with local market holiday schedules, can sometimes require a delivery process in excess of seven days. However, Rule 6c-11 grants relief from Section 22(e) to permit an ETF to delay satisfaction of a redemption request for more than seven days if a local market holiday, or series of consecutive holidays, or the extended delivery cycles for transferring foreign investments to redeeming Authorized Participants, or the combination thereof prevents timely delivery of the foreign investment included in the ETF’s basket. Under this exemption, an ETF must deliver foreign investments as soon as practicable, but in no event later than 15 days after the tender to the ETF. The exemption therefore will permit a delay only to the extent that additional time for settlement is actually required, when a local market holiday, or series of consecutive holidays, or the extended delivery cycles for transferring foreign investments to redeeming authorized participants prevents timely delivery of the foreign investment included in the ETF’s basket. If a foreign investment settles in less than 15 days, Rule 6c-11 requires an ETF to deliver it pursuant to the standard settlement time of the local market where the investment trades. Rule 6c-11 defines “foreign investment” as any security, asset or other position of the ETF issued by a foreign issuer (as defined by Rule 3b-4 under the 1934 Act), and that is traded on a trading market outside of the United States. This definition is not limited to “foreign securities,” but also includes other investments that may not be considered securities. Although these other investments may not be securities, they may present the same challenges for timely settlement as foreign securities if they are transferred in kind.

42

The redemption proceeds for a Creation Unit generally consist of the Deposit Instruments—as announced on the Business Day of the request for redemption received in proper form—plus or minus cash in an amount equal to the difference between the net asset value of the Fund shares (per Creation Unit) being redeemed, as next determined on the Transmittal Date after receipt of a request in proper form on the Submission Date, and the aggregate market value of the Deposit Instruments (the “Cash Redemption Amount”), less the applicable Redemption Transaction Fee (as described below) and, if applicable, any operational processing and brokerage costs, transfer fees or stamp taxes. In the event that the Deposit Instruments have an aggregate market value greater than the net asset value of the Fund’s shares (per Creation Unit), a compensating cash payment equal to the difference plus the applicable Redemption Transaction Fee and, if applicable, any operational processing and brokerage costs, transfer fees or stamp taxes, is required to be made by or through an Authorized Participant by the redeeming shareholder.

Creation and Redemption Orders Outside the Clearing Process

As described above, the Clearing Process is the process of creating or redeeming Creation Units through the Continuous Net Settlement System of the NSCC. Fund Deposits made outside the Clearing Process must be delivered through a DTC Participant that has executed a Participant Agreement with the Trust, the Distributor and the Administrator. A DTC Participant who wishes to place an order creating Creation Units to be effected outside the Clearing Process need not be a Participating Party, but such orders must state that the DTC Participant is not using the Clearing Process and that the creation of Creation Units will instead be effected through a transfer of securities and cash directly through DTC. The Fund Deposit transfer must be ordered by the DTC Participant on the Submission Date in a timely fashion so as to ensure the delivery of the requisite number of Deposit Securities through DTC to the account of the Trust by no later than 11:00 a.m., Eastern Time, of the next Business Day immediately following the Transmittal Date. All questions as to the number of Deposit Instruments to be delivered, and the validity, form and eligibility (including time of receipt) for the deposit of any tendered securities, will be determined by the Trust, whose determination shall be final and binding. The cash equal to the Cash Component must be transferred directly to the Administrator through the Federal Reserve wire system in a timely manner so as to be received by the Administrator no later than 2:00 p.m., Eastern Time, on the next Business Day immediately following the Transmittal Date. An order to create Creation Units outside the Clearing Process is deemed received by the Distributor on the Transmittal Date if (i) such order is received by the Distributor during the Order Window on the Submission Date; and (ii) all other procedures set forth in the Participant Agreement are properly followed. However, if the Administrator does not receive both the requisite Deposit Securities and the Cash Component by 11:00 a.m. and 2:00 p.m., respectively, on the next Business Day immediately following the Transmittal Date, such order will be cancelled. Upon written notice to the Distributor, such cancelled order may be resubmitted the following Business Day using the Fund Deposit as newly constituted to reflect the then current NAV of the Fund. The delivery of Creation Units so created will occur no later than the second Business Day following the Transmittal Date (T+2).

43

Creation Units may be created in advance of receipt by the Trust of all or a portion of the applicable Deposit Instruments as described below. In these circumstances, the initial deposit will have a value greater than the NAV of the Shares on the Transmittal Date in proper form since in addition to available Deposit Instruments, cash must be deposited in an amount equal to the sum of (i) the Cash Component, plus (ii) 102% (105% for international securities) of the market value of the undelivered Deposit Securities (the “Additional Cash Deposit”). The order shall be deemed to be received on the Submission Date provided that the order is placed in proper form during the Order Window on such date and federal funds in the appropriate amount are deposited with the Administrator by 11:00 a.m., Eastern Time, on the Business Day following the Transmittal Date. If the order is not placed in proper form during the Order Window on the Submission Date or federal funds in the appropriate amount are not received by 11:00 a.m. on the Business Day following the Transmittal Date, then the order may be deemed to be rejected and the investor shall be liable to the Trust for losses, if any, resulting therefrom. An additional amount of cash shall be required to be deposited with the Trust, pending delivery of the missing Deposit Instruments to the extent necessary to maintain the Additional Cash Deposit with the Trust in an amount at least equal to 102% (105% for international securities) of the daily marked to market value of the missing Deposit Instruments. To the extent that missing Deposit Instruments are not received by 1:00 p.m., Eastern Time, on the second Business Day following the Transmittal Date or in the event a mark to market payment is not made within one Business Day following notification by the Distributor that such a payment is required, the Trust may use the cash on deposit to purchase the missing Deposit Instruments. Authorized Participants will be liable to the Trust for the costs incurred by the Trust in connection with any such purchases. These costs will be deemed to include the amount by which the actual purchase price of the Deposit Instruments exceeds the market value of such Deposit Instruments on the Transmittal Date by the Distributor plus the brokerage and related transaction costs associated with such purchases. The Trust will return any unused portion of the Additional Cash Deposit once all of the missing Deposit Instruments have been properly received by the Administrator or purchased by the Trust and deposited into the Trust. In addition, a transaction fee will be charged in all cases. The delivery of Creation Units of the applicable Fund so created will occur no later than the second Business Day following the Transmittal Date. However, as discussed in the section below, the Fund reserves the right to settle Creation Unit transactions on a basis other than the second Business Day following the Transmittal Date to accommodate foreign market holiday schedules, to account for different treatment among foreign and U.S. markets of dividend record dates and ex-dividend dates (that is the last day the holder of a security can sell the security and still receive dividends payable on the security), and in certain other circumstances. The Authorized Participant shall be liable to the applicable Fund for losses, if any, resulting from unsettled orders.

Orders to redeem Creation Units outside the Clearing Process must be delivered through a DTC Participant that has executed the Participant Agreement. A DTC Participant who wishes to place an order for redemption of Creation Units to be effected outside the Clearing Process need not be a Participating Party, but such orders must state that the DTC Participant is not using the Clearing Process and that redemption of Creation Units will instead be effected through transfer of Shares directly through DTC. An order to redeem Creation Units outside the Clearing Process is deemed received by the Administrator on the Transmittal Date if (i) such order is received by the Administrator during the Order Window on the Submission Date; (ii) such order is accompanied or proceeded by the requisite number of shares of the applicable Fund and/or the Cash Redemption Amount specified in such order, which delivery must be made through DTC to the Administrator no later than 11:00 a.m. and 2:00 p.m., respectively, Eastern Time, on the next Business Day following the Transmittal Date (the “DTC Cut-Off-Time”); and (iii) all other procedures set forth in the Participant Agreement are properly followed.

44

After the Administrator has deemed an order for redemption outside the Clearing Process received, the Administrator will initiate procedures to transfer the requisite Fund Securities, which are expected to be delivered within two Business Days, and/or the Cash Redemption Amount to the Authorized Participant, on behalf of the redeeming Beneficial Owner, by the second Business Day following the Transmittal Date on which such redemption order is deemed received by the Administrator.

The calculation of the value of the Fund Securities and the Cash Redemption Amount to be delivered upon redemption will be made by the Administrator according to the Fund’s established evaluation procedures computed on the Transmittal Date. Therefore, if a redemption order in proper form is submitted to the Administrator by a DTC Participant during the Order Window on the Submission Date, and the requisite number of shares of the Fund are delivered to the custodian prior to the DTC Cut-Off-Time, then the value of the Fund Securities and/or the Cash Redemption Amount to be delivered will be determined by the Administrator on such Transmittal Date. If, however, a redemption order is submitted to the Administrator by a DTC Participant during the Order Window on the Submission Date, but either (1) the requisite number of shares of the Fund are not delivered by the DTC Cut-Off-Time as described above on the next Business Day following the Transmittal Date or (2) the redemption order is not submitted in proper form, then the redemption order will not be deemed received as of the Submission Date. In such case, the value of the Fund Securities and the Cash Redemption Amount to be delivered will be computed on the Business Day that such order is deemed received by the Administrator, i.e., the Business Day on which the shares of the Fund are delivered through DTC to the Administrator by the DTC Cut-Off-Time on such Business Day pursuant to a properly submitted redemption order.

If it is not possible to effect deliveries of the Fund Securities, the Trust may in its discretion exercise its option to redeem such shares in cash, and the redeeming Beneficial Owner will be required to receive its redemption proceeds in cash. In addition, an investor may request a redemption in cash which the Fund may, in its sole discretion, permit. In either case, the investor will receive a cash payment equal to the NAV of its shares based on the NAV of shares of the Fund next determined on the Transmittal Date (minus a redemption transaction fee and additional charge for requested cash redemptions specified above, to offset the Trust’s brokerage and other transaction costs associated with the disposition of Fund Securities). A Fund may also, in its sole discretion, upon request of a shareholder, provide such redeemer a portfolio of securities which differs from the exact composition of the Fund Securities but does not differ in NAV.

Redemptions of shares for Fund Securities will be subject to compliance with applicable federal and state securities laws and the Fund (whether or not it otherwise permits cash redemptions) reserves the right to redeem Creation Units for cash to the extent that the Fund could not lawfully deliver specific Fund Securities upon redemptions or could not do so without first registering the Fund Securities under such laws. An Authorized Participant or an investor for which it is acting subject to a legal restriction with respect to a particular stock included in the Fund Securities applicable to the redemption of a Creation Unit may be paid an equivalent amount of cash. The Authorized Participant may request the redeeming Beneficial Owner of shares of the Fund to complete an order form or to enter into agreements with respect to such matters as compensating cash payment, beneficial ownership of Shares or delivery instructions. The Trust also reserves the right to offer an “all cash” option for redemptions of Creation Units for the Fund.

45

Transaction Fees

A fixed fee payable to the Custodian is imposed on each creation and redemption transaction regardless of the number of Creation Units involved in the transaction (“Fixed Fee”). Purchases and redemptions of Creation Units for cash or involving cash-in-lieu (as defined below) are required to pay an additional variable charge to compensate the Fund and its ongoing shareholders for brokerage and market impact expenses relating to Creation Unit transactions (“Variable Charge,” and together with the Fixed Fee, the “Transaction Fees”). With the approval of the Board, the Adviser may waive or adjust the Transaction Fees, including the Fixed Fee and/or Variable Charge (shown in the table below), from time to time. In such cases, the Authorized Participant will reimburse the Fund for, among other things, any difference between the market value at which the securities and/or financial instruments were purchased by the Fund and the cash-in-lieu amount, applicable registration fees, brokerage commissions and certain taxes. In addition, purchasers of Creation Units are responsible for the costs of transferring the Deposit Securities to the accounts of the Fund.

Investors who use the services of a broker, or other such intermediary may be charged a fee for such services. The Transaction Fee for the Fund is listed in the table below.

Fee for In-Kind and Cash Purchases	Maximum Additional Variable Charge for Cash Purchases*
$300	2.0%

*	As a percentage of the amount invested.

Suspension of Creations

The SEC has stated its position that an ETF generally may suspend the issuance of Creation Units only for a limited time and only due to extraordinary circumstances, such as when the markets on which the ETF’s portfolio holdings are traded are closed for a limited period of time. The SEC has also stated that an ETF could not set transaction fees so high as to effectively suspend the issuance of Creation Units. Circumstances in which the Fund may reject an order include, but are not limited to: (i) the order is not in proper form; (ii) the purchaser or group of related purchasers, upon obtaining the Creation Units of Fund shares ordered, would own 80% or more of the currently outstanding shares of the Fund; (iii) the required consideration is not delivered; (iv) the acceptance of the Fund Deposit would, in the opinion of the Fund, be unlawful; or (vi) there exist circumstances outside the control of the Fund that make it impossible to process purchases of Creation Units for all practical purposes. Examples of such circumstances include: acts of God or public service or utility problems such as fires, floods, extreme weather conditions and power outages resulting in telephone, telecopy and computer failures; market conditions or activities causing trading halts; systems failures involving computer or other information systems affecting the Fund, the Adviser, the Distributor, DTC, NSCC, the transfer agent, the custodian, any sub-custodian or any other participant in the purchase process; and similar extraordinary events. The Transfer Agent shall notify a prospective creator of a Creation Unit and/or the Authorized Participant acting on behalf of such prospective creator of the rejection of the order of such person. The Trust, the Fund, the Transfer Agent, the custodian, any sub-custodian and the Distributor are under no duty, however, to give notification of any defects or irregularities in the delivery of Fund Deposits, nor shall any of them incur any liability for the failure to give any such notification.

46

Suspension of Redemptions

An ETF may suspend the redemption of Creation Units only in accordance with Section 22(e) of the 1940 Act. Section 22(e) stipulates that no registered investment company shall suspend the right of redemption, or postpone the date of payment or satisfaction upon redemption of any redeemable security in accordance with its terms for more than seven days after the tender of such security to the company or its agent designated for that purpose for redemption, except (1) for any period (A) during which the NYSE is closed other than customary week-end and holiday closings or (B) during which trading on the NYSE is restricted; (2) for any period during which an emergency exists as a result of which (A) disposal by the investment company of securities owned by it is not reasonably practicable or (B) it is not reasonably practicable for such company fairly to determine the value of its net assets; or (3) for such other periods as the SEC may by order permit for the protection of security holders of the investment company.

Exceptions to Use of Creation Units

Under Rule 6c-11 of the 1940 Act, ETFs are permitted to sell or redeem individual shares on the day of consummation of a reorganization, merger, conversion, or liquidation. In these limited circumstances, an ETF may need to issue or redeem individual shares and may need to transact without utilizing Authorized Participants.

Tax Status

The following discussion is general in nature and should not be regarded as an exhaustive presentation of all possible tax ramifications. All shareholders should consult a qualified tax advisor regarding their investment in the Fund.

The Fund qualifies and have elected to be treated as a regulated investment company under Subchapter M of the Internal Revenue Code of 1986, as amended (the “Tax Code”), and intend to continue to so qualify, which requires compliance with certain requirements concerning the sources of its income, diversification of its assets, and the amount and timing of its distributions to shareholders. Such qualification does not involve supervision of management or investment practices or policies by any government agency or bureau. By so qualifying, the Fund should not be subject to federal income or excise tax on its net investment income or net capital gain, which are distributed to shareholders in accordance with the applicable timing requirements. Net investment income and net capital gain of the Fund will be computed in accordance with Section 852 of the Tax Code.

Net investment income is made up of dividends and interest less expenses. Net capital gain for a fiscal year is computed by taking into account any capital loss carryforward of the Fund. Capital losses may be carried forward indefinitely and retain the character of the original loss. Capital loss carry forwards are available to offset future realized capital gains. To the extent that these carry forwards are used to offset future capital gains it is probable that the amount offset will not be distributed to shareholders.

The Fund intends to distribute all of its net investment income, any excess of net short-term capital gains over net long-term capital losses, and any excess of net long-term capital gains over net short-term capital losses in accordance with the timing requirements imposed by the Tax Code and therefore should not be required to pay any federal income or excise taxes. Distributions of net investment income will be made monthly for the Fund. Distributions of net capital gain, if any, will be made annually no later than December 31 of each year. Both types of distributions will be in shares of the Fund unless a shareholder elects to receive cash.

47

To be treated as a regulated investment company under Subchapter M of the Tax Code, the Fund must also (a) derive at least 90% of its gross income from dividends, interest, payments with respect to securities loans, net income from certain publicly traded partnerships and gains from the sale or other disposition of securities or foreign currencies, or other income (including, but not limited to, gains from options, futures or forward contracts) derived with respect to the business of investing in such securities or currencies, and (b) diversify its holding so that, at the end of each fiscal quarter, (i) at least 50% of the market value of the Fund’s assets is represented by cash, U.S. government securities and securities of other regulated investment companies, and other securities (for purposes of this calculation, generally limited in respect of any one issuer, to an amount not greater than 5% of the market value of the Fund’s assets and 10% of the outstanding voting securities of such issuer) and (ii) not more than 25% of the value of its assets is invested in the securities of (other than U.S. government securities or the securities of other regulated investment companies) any one issuer, two or more issuers that the Fund controls and that are determined to be engaged in the same or similar trades or businesses, or the securities of certain publicly traded partnerships.

If the Fund fails to qualify as a regulated investment company under Subchapter M in any fiscal year, it will be treated as a corporation for federal income tax purposes. As such, the Fund would be required to pay income taxes on its net investment income and net realized capital gains, if any, at the rates generally applicable to corporations. Shareholders of the Fund generally would not be liable for income tax on the Fund’s net investment income or net realized capital gains in their individual capacities. Distributions to shareholders, whether from the Fund’s net investment income or net realized capital gains, would be treated as taxable dividends to the extent of current or accumulated earnings and profits of the Fund.

The Fund is subject to a 4% nondeductible excise tax on certain undistributed amounts of ordinary income and capital gain under a prescribed formula contained in Section 4982 of the Tax Code. The formula requires payment to shareholders during a calendar year of distributions representing at least 98% of the Fund’s ordinary income for the calendar year and at least 98.2% of its capital gain net income (i.e., the excess of its capital gains over capital losses) realized during the one-year period ending October 31 during such year plus 100% of any income that was neither distributed nor taxed to the Fund during the preceding calendar year. Under ordinary circumstances, the Fund expects to time their distributions so as to avoid liability for this tax.

The following discussion of tax consequences is for the general information of shareholders that are subject to tax. Shareholders that are IRAs or other qualified retirement plans are exempt from income taxation under the Tax Code.

Distributions of taxable net investment income and the excess of net short-term capital gain over net long-term capital loss are taxable to shareholders as ordinary income.

Distributions of net capital gain (“capital gain dividends”) generally are taxable to shareholders as long-term capital gain; regardless of the length of time the shares of the Trust have been held by such shareholders.

Certain U.S. shareholders, including individuals and estates and trusts, are subject to an additional 3.8% Medicare tax on all or a portion of their “net investment income,” which should include dividends from the Fund and net gains from the disposition of shares of the Fund. U.S. shareholders are urged to consult their own tax advisors regarding the implications of the additional Medicare tax resulting from an investment in the Fund.

48

Redemption of Fund shares by a shareholder will result in the recognition of taxable gain or loss in an amount equal to the difference between the amount realized and the shareholder’s tax basis in his or her Fund shares. Such gain or loss is treated as a capital gain or loss if the shares are held as capital assets. However, any loss realized upon the redemption of shares within six months from the date of their purchase will be treated as a long-term capital loss to the extent of any amounts treated as capital gain dividends during such six-month period. All or a portion of any loss realized upon the redemption of shares may be disallowed to the extent shares are purchased (including shares acquired by means of reinvested dividends) within 30 days before or after such redemption.

Distributions of taxable net investment income and net capital gain will be taxable as described above, whether received in additional cash or shares. Shareholders electing to receive distributions in the form of additional shares will have a cost basis for federal income tax purposes in each share so received equal to the net asset value of a share on the reinvestment date.

All distributions of taxable net investment income and net capital gain, whether received in shares or in cash, must be reported by each taxable shareholder on his or her federal income tax return. Dividends or distributions declared in October, November or December as of a record date in such a month, if any, will be deemed to have been received by shareholders on December 31, if paid during January of the following year. Redemptions of shares may result in tax consequences (gain or loss) to the shareholder and are also subject to these reporting requirements.

Under the Tax Code, the Fund is required to report to the Internal Revenue Service all distributions of taxable income and capital gains as well as gross proceeds from the redemption or exchange of Fund shares, except in the case of certain exempt shareholders. Under the backup withholding provisions of Section 3406 of the Tax Code, distributions of taxable net investment income and net capital gain and proceeds from the redemption or exchange of the shares of a regulated investment company may be subject to withholding of federal income tax in the case of non-exempt shareholders who fail to furnish the investment company with their taxpayer identification numbers and with required certifications regarding their status under the federal income tax law, or if the Fund is notified by the IRS or a broker that withholding is required due to an incorrect TIN or a previous failure to report taxable interest or dividends. If the withholding provisions are applicable, any such distributions and proceeds, whether taken in cash or reinvested in additional shares, will be reduced by the amounts required to be withheld.

Options, Futures, Forward Contracts and Swap Agreements

To the extent such investments are permissible for the Fund, the Fund’s transactions in options, futures contracts, hedging transactions, forward contracts, straddles and foreign currencies will be subject to special tax rules (including mark-to-market, constructive sale, straddle, wash sale and short sale rules), the effect of which may be to accelerate income to the Fund, defer losses to the Fund, cause adjustments in the holding periods of the Fund’s securities, convert long-term capital gains into short-term capital gains and convert short-term capital losses into long-term capital losses. These rules could therefore affect the amount, timing and character of distributions to shareholders.

To the extent such investments are permissible, certain of the Fund’s hedging activities (including their transactions, if any, in foreign currencies or foreign currency-denominated instruments) are likely to produce a difference between its book income and its taxable income. If the Fund’s book income exceeds its taxable income, the distribution (if any) of such excess book income will be treated as (i) a dividend to the extent of the Fund’s remaining earnings and profits (including earnings and profits arising from tax-exempt income), (ii) thereafter, as a return of capital to the extent of the recipient’s basis in the shares, and (iii) thereafter, as gain from the sale or exchange of a capital asset. If the Fund’s book income is less than taxable income, the Fund could be required to make distributions exceeding book income to qualify as a regulated investment company that is accorded special tax treatment.

49

Passive Foreign Investment Companies

Investment by the Fund in certain “passive foreign investment companies” (“PFICs”) could subject the Fund to a U.S. federal income tax (including interest charges) on distributions received from the company or on proceeds received from the disposition of shares in the company, which tax cannot be eliminated by making distributions to Fund shareholders. However, the Fund may elect to treat a PFIC as a “qualified electing fund” (“QEF”), in which case the Fund will be required to include its share of the company’s income and net capital gains annually, regardless of whether it receives any distribution from the company.

The Fund also may make an election to mark the gains (and to a limited extent losses) in such holdings “to the market” as though it had sold and repurchased its holdings in those PFICs on the last day of the Fund’s taxable year. Such gains and losses are treated as ordinary income and loss. The QEF and mark-to-market elections may accelerate the recognition of income (without the receipt of cash) and increase the amount required to be distributed for the Fund to avoid taxation. Making either of these elections therefore may require the Fund to liquidate other investments (including when it is not advantageous to do so) to meet its distribution requirement, which also may accelerate the recognition of gain and affect the Fund’s total return.

Foreign Currency Transactions

The Fund’s transactions in foreign currencies, foreign currency-denominated debt securities and certain foreign currency options, futures contracts and forward contracts (and similar instruments) may give rise to ordinary income or loss to the extent such income or loss results from fluctuations in the value of the foreign currency concerned.

Foreign Taxation

Income received by the Fund from sources within foreign countries may be subject to withholding and other taxes imposed by such countries. Tax treaties and conventions between certain countries and the U.S. may reduce or eliminate such taxes. If more than 50% of the value of the Fund’s total assets at the close of its taxable year consists of securities of foreign corporations, the Fund may be able to elect to “pass through” to its shareholders the amount of eligible foreign income and similar taxes paid by the Fund. If this election is made, a shareholder generally subject to tax will be required to include in gross income (in addition to taxable dividends actually received) his or her pro rata share of the foreign taxes paid by the Fund, and may be entitled either to deduct (as an itemized deduction) his or her pro rata share of foreign taxes in computing his or her taxable income or to use it as a foreign tax credit against his or her U.S. federal income tax liability, subject to certain limitations. In particular, a shareholder must hold his or her shares (without protection from risk of loss) on the ex-dividend date and for at least 15 more days during the 30-day period surrounding the ex-dividend date to be eligible to claim a foreign tax credit with respect to a gain dividend. No deduction for foreign taxes may be claimed by a shareholder who does not itemize deductions. Each shareholder will be notified within 60 days after the close of the Fund’s taxable year whether the foreign taxes paid by the Fund will “pass through” for that year.

Generally, a credit for foreign taxes is subject to the limitation that it may not exceed the shareholder’s U.S. tax attributable to his or her total foreign source taxable income. For this purpose, if the pass-through election is made, the source of the Fund’s income will flow through to shareholders of the Fund. With respect to the Fund, gains from the sale of securities will be treated as derived from U.S. sources and certain currency fluctuation gains, including fluctuation gains from

50

foreign currency-denominated debt securities, receivables and payables will be treated as ordinary income derived from U.S. sources. The limitation on the foreign tax credit is applied separately to foreign source passive income, and to certain other types of income. A shareholder may be unable to claim a credit for the full amount of his or her proportionate share of the foreign taxes paid by the Fund. The foreign tax credit can be used to offset only 90% of the revised alternative minimum tax imposed on corporations and individuals and foreign taxes generally are not deductible in computing alternative minimum taxable income.

Original Issue Discount and Pay-In-Kind Securities

Current federal tax law requires the holder of a U.S. Treasury or other fixed income zero coupon security to accrue as income each year a portion of the discount at which the security was purchased, even though the holder receives no interest payment in cash on the security during the year. In addition, pay-in-kind securities will give rise to income, which is required to be distributed and is taxable even though the Fund holding the security receives no interest payment in cash on the security during the year.

Some of the debt securities (with a fixed maturity date of more than one year from the date of issuance) that may be acquired by the Fund may be treated as debt securities that are issued originally at a discount. Generally, the amount of the original issue discount (“OID”) is treated as interest income and is included in income over the term of the debt security, even though payment of that amount is not received until a later time, usually when the debt security matures. A portion of the OID includable in income with respect to certain high-yield corporate debt securities (including certain pay-in-kind securities) may be treated as a dividend for U.S. federal income tax purposes.

In addition, the 2017 Tax Cuts and Jobs Act requires that taxpayers, such as the Fund, that use an accrual method of accounting for U.S. federal income tax purposes are generally required to include certain amounts in income no later than the time such amounts are reflected on such taxpayer’s applicable financial statements. Certain fees treated as OID may be included as income for financial statement purposes when received (as opposed to being accrued into income over the term of the debt instrument), which may thus require such amounts be treated as taxable income of the Fund upon their receipt.

Some of the debt securities (with a fixed maturity date of more than one year from the date of issuance) that may be acquired by the Fund in the secondary market may be treated as having market discount. Generally, any gain recognized on the disposition of, and any partial payment of principal on, a debt security having market discount is treated as ordinary income to the extent the gain, or principal payment, does not exceed the “accrued market discount” on such debt security. Market discount generally accrues in equal daily installments. The Fund may make one or more of the elections applicable to debt securities having market discount, which could affect the character and timing of recognition of income.

Some debt securities (with a fixed maturity date of one year or less from the date of issuance) that may be acquired by the Fund may be treated as having acquisition discount, or OID in the case of certain types of debt securities. Generally, the Fund will be required to include the acquisition discount, or OID, in income over the term of the debt security, even though payment of that amount is not received until a later time, usually when the debt security matures. The Fund may make one or more of the elections applicable to debt securities having acquisition discount, or OID, which could affect the character and timing of recognition of income.

51

If the Fund holds the foregoing kinds of securities, it may be required to pay out as an income distribution each year an amount that is greater than the total amount of cash interest the Fund actually received. Such distributions may be made from the cash assets of the Fund or by liquidation of portfolio securities, if necessary (including when it is not advantageous to do so). The Fund may realize gains or losses from such liquidations. In the event the Fund realizes net capital gains from such transactions, its shareholders may receive a larger capital gain distribution, if any, than they would in the absence of such transactions.

Shareholders of the Fund may be subject to state and local taxes on distributions received from the Fund and on redemptions of the Fund’s shares.

A brief explanation of the form and character of the distribution accompanies each distribution. In January of each year the Fund issues to each shareholder a statement of the federal income tax status of all distributions.

Shareholders should consult their tax advisors about the application of federal, state and local and foreign tax law in light of their particular situation.

Dividends and Distributions

The Fund will receive income in the form of dividends and interest earned on its investments in securities. This income, less the expenses incurred in its operations, is the Fund’s net investment income, substantially all of which will be declared as dividends to the Fund’s shareholders.

The amount of income dividend payments by the Fund is dependent upon the amount of net investment income received by the Fund from its portfolio holdings, is not guaranteed and is subject to the discretion of the Board. The Fund does not pay “interest” or guarantee any fixed rate of return on an investment in its shares.

The Fund also may derive capital gains or losses in connection with sales or other dispositions of its portfolio securities. Any net gain the Fund may realize from transactions involving investments held less than the period required for long–term capital gain or loss recognition or otherwise producing short–term capital gains and losses, although a distribution from capital gains, will be distributed to shareholders with and as a part of dividends giving rise to ordinary income. If during any year the Fund realizes a net gain on transactions involving investments held more than the period required for long–term capital gain or loss recognition or otherwise producing long–term capital gains and losses, the Fund will have a net long–term capital gain. For more information concerning applicable capital gains tax rates, see your tax advisor.

Any dividend or distribution paid by the Fund reduces the Fund’s NAV per share on the date paid by the amount of the dividend or distribution per share. Accordingly, a dividend or distribution paid shortly after a purchase of shares by a shareholder would represent, in substance, a partial return of capital (to the extent it is paid on the shares so purchased), even though it would be subject to income taxes.

Dividends and other distributions will be made in the form of additional shares of the Fund unless the shareholder has otherwise indicated. Investors have the right to change their elections with respect to the reinvestment of dividends and distributions by notifying the Transfer Agent in writing, but any such change will be effective only as to dividends and other distributions for which the record date is seven or more business days after the Transfer Agent has received the written request.

52

There are and will likely continue to be proposals for amendments to federal income tax laws that could, if enacted, have adverse effects on the Fund, its investments or its shareholders. Shareholders should consult their tax advisors about the application of federal, state and local and foreign tax law in light of their particular situation.

The above discussion and the related discussion in the Prospectus are not intended to be complete discussions of all applicable federal tax consequences of an investment in the Fund. Alston & Bird LLP has expressed no opinion in respect thereof.

FINANCIAL STATEMENTS

The Predecessor Fund’s annual report to shareholders for the fiscal year ended May 31, 2024, is available without charge by calling the Fund toll free at 1-844-767-3863, and the financial statements accompanying notes and report of the independent registered public accounting firm appearing therein are incorporated by reference in the this SAI.

53

APPENDIX “A” KKM Financial Proxy Voting Policy

Policy

KKM Financial, LLC (“ADVISER”), as a matter of policy and as a fiduciary, has responsibility for voting proxies for portfolio securities consistent with the best economic interests of the Funds, Portfolios and clients. Our firm maintains written policies and procedures as to the handling, research, voting and reporting of proxy voting and makes appropriate disclosures about our firm’s proxy policies and practices. Our policy and practice include the responsibility to monitor corporate actions, receive and vote client proxies and disclose any potential conflicts of interest as well as making information available to clients about the voting of proxies for their portfolio securities and maintaining relevant and required records.

Background

Proxy voting is an important right of shareholders and reasonable care and diligence must be undertaken to ensure that such rights are properly and timely exercised.

Investment advisers registered with the SEC, and which exercise voting authority with respect to client securities, are required by Rule 206(4)-6 of the Advisers Act to (a) adopt and implement written policies and procedures that are reasonably designed to ensure that client securities are voted in the best interests of clients, which must include how an adviser addresses material conflicts that may arise between an adviser’s interests and those of its Funds, Portfolios and clients; (b) to disclose to Funds, Portfolios and clients how they may obtain information from the adviser with respect to the voting of proxies for their securities; (c) to describe to clients a summary of its proxy voting policies and procedures and, upon request, furnish a copy to its clients; and (d) maintain certain records relating to the adviser’s proxy voting activities when the adviser does have proxy voting authority.

Responsibility

Daniel Deming has the responsibility for the implementation and monitoring of our proxy voting policy, practices, disclosures and record keeping, including outlining our voting guidelines in our procedures.

Procedure

KKM has adopted procedures to implement the firm’s policy and reviews to monitor and insure the firm’s policy is observed, implemented properly and amended or updated, as appropriate, which include the following:

Voting Procedures

I.	INTRODUCTION

KKM has adopted proxy voting policies and procedures as required by Rule 206(4)-6 of the Investment Advisers Act of 1940. These policies and procedures are effective on January 31, 2019.

54

II.	GLOSSARY OF TERMS

Non-Routine Proxy Proposals shall mean:

●	Proxy proposals that are to be considered on a case-by-case basis,

●	Proxy proposals that Advisor generally abstains from voting on, and

●	Proxy proposals that are not addressed by the Principles and Guidelines section of the Proxy Voting Policy and Procedures.

Proxy Manager shall be Daniel Deming, Managing Director.

Proxy Committee shall be comprised of the following person(s):

1)	Jeff Kilburg, Founder & CEO

2)	Daniel Deming, Managing Director

A quorum of the Proxy Committee shall be comprised of at least one member.

Routine Proxy Proposals shall mean proxy proposals that the Proxy Manager shall cast either for or against votes, or abstain, in accordance with the Principles and Guidelines noted below.

III.	PRINCIPLES AND GUIDELINE

A.	Principles

KKM’s primary purpose and fiduciary responsibility is to maximize shareholder value, which is defined as share price and dividend appreciation. KKM will vote proxies in the best interests of our Funds, Portfolios and clients and will generally vote for, against, consider on a case-by-case basis, or abstain from voting as indicated below. Because of the extenuating circumstances associated with specific proxy issues, KKM’s votes may differ from time to time from the indications noted. In addition, the list may not include all proxies on which KKM votes. KKM will also act, in our best judgment, on behalf of our Funds, Portfolios and clients on certain corporate actions that impact shareholder value, such as tender offers and bankruptcy proceedings.

B.	Voting Guidelines

1.	Routine Business Decisions and Director Related Proposals

Advisor votes for:

a)	Name changes

b)	Directors in uncontested elections

c)	Elimination/limitation of directors’ liability

d)	Indemnification of directors

e)	Reincorporation that is not a takeover defense

55

Advisor considers on a case-by-case basis:

f)	Directors in contested elections

g)	Approval of auditors.

2.	Corporate Governance

Advisor votes for:

a)	Majority independent board

b)	Audit, compensation & nominating committees that are comprised exclusively of independent directors

c)	Minimum director share ownership

d)	Separate offices of chairperson and CEO

e)	Limitation on number of other board seats

f)	Confidential voting

g)	Shareholders’ ability to remove directors

h)	Shareholder right to call special meetings

Advisor votes against:

a)	Supermajority vote requirements KKM will support proposals to remove supermajority requirements and oppose proposals to impose them.

b)	Limiting directors’ tenure

c)	Restrictions on shareholders to act by written consent

Advisor considers on a case-by-case basis:

d)	Shareholder proposals

e)	Dissident proxy battle

3.	Director and Executive Compensation

Advisor votes for:

a)	Disclosure of executive compensation

56

Advisor votes against:

b)	Golden and tin parachutes

Advisor considers on a case-by-case basis:

c)	Restricting executive compensation

d)	Executive compensation plans

e)	Establish/Increase share option plans for directors and executives

4.	Take-Over Defense

Advisor votes against:

a)	Reincorporation to prevent takeover

b)	Issue new class of common stock with unequal voting rights

c)	Adoption of fair price amendments

d)	Establish a classified (or “staggered”) board of directors

e)	Eliminating cumulative voting

f)	Poison pills

g)	Blank check preferred stock

5.	Capital Structure

Advisor votes for:

a)	Increase authorized common stock (unless additional stock is a takeover defense, i.e., poison pill).

b)	Share repurchase programs (when all shareholders may participate on equal terms)

Advisor votes against:

c)	Unequal voting rights, such as dual class of stock

d)	Pre-emptive rights

Advisor considers on a case-by-case basis:

e)	Increase preferred stock

f)	Blank check preferred stock (not for takeover defense)

g)	Restructuring plans

57

6.	Other Shareholder Value Issues

Advisor votes for:

a)	Employee stock ownership plans (ESOPs)

b)	Employee stock purchase plans

c)	401(k) plans

Advisor votes against:

c)	Greenmail

Advisor considers on a case-by-case basis:

e)	Mergers and acquisitions

d)	Spin-offs and asset sales

7.	Corporate, Social and Environmental Policy Proposals

As noted above, KKM’s fiduciary responsibility is the maintenance and growth of our clients’ assets. Accordingly, KKM will typically vote in accordance with management’s recommendations or abstain from voting on proposals concerning corporate policy and social and environmental issues. When such proposals impact shareholder value, Advisor may vote on a case-by-case basis.

8.	Proposals Specific to Mutual Funds

KKM serves as investment adviser to certain investment companies under the Northern Lights Fund Trust. These funds invest in other investment companies that are not affiliated (“Underlying Funds”) and are required by the Investment Company Act of 1940, as amended (the “1940 Act”) Act to handle proxies received from Underlying Funds in a certain manner. Notwithstanding the guidelines provided in these procedures, it is the policy of KKM to vote all proxies received from the Underlying Funds in the same proportion that all shares of the Underlying Funds are voted, or in accordance with instructions received from fund shareholders, pursuant to Section 12(d)(1)(F) of the 1940 Act. After properly voted, the proxy materials are placed in a file maintained by the Chief Compliance Officer for future reference.

IV.	Conflicts of Interest

On occasion, a conflict of interest may exist between KKM and the Funds, Portfolios and clients regarding the outcome of certain proxy votes. In such cases, KKM is committed to resolving the conflict in the best interest of our Funds, Portfolios and clients before we vote the proxy in question. If the proxy proposal is a Routine Proxy Proposal, KKM will typically adhere to the standard procedure of referring to the principles and guidelines described herein in deciding how to vote. Alternatively, KKM may disclose the conflict to our clients and obtain their consent before voting or seek the recommendation of an independent third party in deciding how to vote.

58

If the proxy proposal is a Non-Routine Proxy Proposal, KKM will take any of the following courses of action to resolve the conflict:

1)	Disclose the conflict to our Funds, Portfolios and clients and obtain consent before voting;

2)	Suggest that our Funds, Portfolios and clients engage another party to determine how the proxy should be voted; or

3)	Vote according to the recommendation of an independent third party, such as a:

●	proxy consultant;

●	research analyst;

●	proxy voting department of a mutual fund or pension fund; or

●	compliance consultant.

V.	Obtaining More Information

Funds, Portfolios and clients may obtain a record of Advisor’s proxy voting, free of charge, by emailing info@kkmfinancial.com or calling (312) 448-7230.

These policies and procedures may also be found in KKM’s Form ADV, Part II and supporting schedules.

Procedures

When the mail arrives, the person responsible for separating the mail gives any proxy materials to the person who handles compliance issues. The proxy materials are then opened by the Compliance person. The ticker symbol for the security noted on the proxy is located. The security is cross referenced to the account holding the shares listed on the proxy.

Once the Security Cross Reference report has been run, the number of shares on the report is compared to the number of shares to be voted on the proxy.

If the number of shares between the two reports matches, then the report is attached to the proxy materials and forwarded to the Portfolio Manager to be voted according to KKM’s proxy voting policies.

If the number of shares does not match, then reasonable efforts will be made to resolve the difference, such as:

●	Rerunning the Security Cross Reference report for other dates around the record date of the proxy to see if the security transferred into KKM after the record date, even though the client owned it as of the record date.

●	Calling the custodian to confirm the clients per their records that are included in the proxy count, and then verifying that information to the Security Cross Reference report. There may be differences due to clients having made the decision to vote their proxies, in which case, the proxies would go directly to the clients.

If the difference still cannot be resolved, the matter is reviewed with the Portfolio Manager as to the next action to be taken. If the difference is determined to be immaterial and is approved by the Portfolio Manager, then the proxy will stand as is.

Once the shares have been reconciled, then the proxy materials and the Security Cross Reference report are then given to the Portfolio Manager to vote.

59

The Portfolio Manager will generally vote the routine proxies in accordance with the principles and guidelines described in KKM’s Proxy Voting Policy and sign the proxy. For Non-Routine Proxy Proposals, the Portfolio Manager will vote them on a case-by-case basis. The vote and the rationale will be noted as documentation for the vote.

Once the Portfolio Manager has voted the proxies, they will be given to the Firm’s designated representative for processing. If the proxy is to be mailed, then a copy of the proxy is made, attached to the proxy materials that support the vote and Security Cross Reference report and filed in chronological order. This file is maintained by year.

If the proxy was voted electronically, the original proxy with the notes on it is as to how the proxy was voted, are maintained and attached to the proxy materials that support the vote and Security Cross Reference report, and filed in chronological order, just like proxies that are mailed.

KKM’s designated representative then enters the necessary information in the Proxy Voting Database. The following information is entered:

●	Name of Company

●	Proxy Proposal

●	Management’s recommendation

●	KKM’s Action

●	Rationale for the vote

●	List of clients to whom the proxy vote applies.

Should KKM receive any requests from clients regarding proxy voting, the Firm’s designated representative will maintain a record of the requests from the specific clients, which will include:

●	Name of the Client

●	Date that the request was received

●	Whether the request was for a complete or partial record of proxy votes

●	The documents provided

●	Date that the information was sent to the client

A copy of the information sent to the client will be retained in a chronological file, maintained by year.

Disclosure

The KKM will provide conspicuously displayed information in its Form ADV Part II in the Supporting Schedules, summarizing this proxy voting policy and procedures, including a statement that clients may request information regarding how KKM voted a client’s proxies, and that clients may request a copy of these policies and procedures.

60

PART C.

OTHER INFORMATION

Item 15. Indemnification

Article VIII, Section 2(a) of the Agreement and Declaration of Trust provides that to the fullest extent that limitations on the liability of Trustees and officers are permitted by the Delaware Statutory Trust Act of 2002, the officers and Trustees shall not be responsible or liable in any event for any act or omission of: any agent or employee of the Trust; any investment adviser or principal underwriter of the Trust; or with respect to each Trustee and officer, the act or omission of any other Trustee or officer, respectively. The Trust, out of the Trust Property, is required to indemnify and hold harmless each and every officer and Trustee from and against any and all claims and demands whatsoever arising out of or related to such officer’s or Trustee’s performance of his or her duties as an officer or Trustee of the Trust. This limitation on liability applies to events occurring at the time a person serves as a Trustee or officer of the Trust whether or not such person is a Trustee or officer at the time of any proceeding in which liability is asserted. Nothing contained in the Agreement and Declaration of Trust indemnifies holds harmless or protects any officer or Trustee from or against any liability to the Trust or any shareholder to which such person would otherwise be subject by reason of willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of such person’s office.

Article VIII, Section 2(b) provides that every note, bond, contract, instrument, certificate or undertaking and every other act or document whatsoever issued, executed or done by or on behalf of the Trust, the officers or the Trustees or any of them in connection with the Trust shall be conclusively deemed to have been issued, executed or done only in such Person’s capacity as Trustee and/or as officer, and such Trustee or officer, as applicable, shall not be personally liable therefore, except as described in the last sentence of the first paragraph of Section 2 of Article VIII.

 Insofar as indemnification for liabilities arising under the Securities Act of 1933 may be permitted to trustees, officers and controlling persons of the Registrant pursuant to the provisions of Delaware law and the Agreement and Declaration of the Registrant or the By-Laws of the Registrant, or otherwise, the Registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the Registrant of expenses incurred or paid by a trustee, officer or controlling person of the Trust in the successful defense of any action, suit or proceeding) is asserted by such trustee, officer or controlling person in connection with the securities being registered, the Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Act and will be governed by the final adjudication of such issue.

Item 16. Exhibits

(1)	(a)	Agreement and Declaration of Trust dated August 26, 2010, previously filed on June 16, 2011 in the Registrant’s Registration Statement on Form N-1A (File No. 333-174926), is hereby incorporated by reference.

(b)	Certificate of Trust as filed with the State of Delaware on August 26, 2010, previously filed on June 16, 2011 in the Registrant’s Registration Statement on Form N-1A (File No. 333-174926), is hereby incorporated by reference.

(2)	By-Laws, effective as of August 26, 2010, previously filed on June 16, 2011 in the Registrant’s Registration Statement on Form N-1A (File No. 333-174926), is hereby incorporated by reference.

(3)	Not applicable.

(4)	Agreement and Plan of Reorganization – Included in Part A as Appendix B.

(5)	Instruments Defining Rights of Security Holders. See Article III, “Shares” and Article V “Shareholders’ Voting Powers and Meetings” of the Registrant’s Agreement and Declaration of Trust. See also, Article II, “Meetings of Shareholders” of the Registrant’s By-Laws.

(6)	(a)	Investment Advisory Agreement between the Registrant and KKM Financial, LLC, with respect to Essential 40 Stock Fund, which was filed as an exhibit to the Registrant’s Post-Effective Amendment No. 361 on Form N-1A filed on September 27, 2017, is hereby incorporated by reference.

(6)	(b)	Investment Advisory Agreement between the Registrant and KKM Financial, LLC, with respect to Essential 40 Stock ETF (incorporated by reference to the Registrant’s Registration Statement on Form N-14 (File No. 333-280465) filed on June 25, 2024).

(7)	(a)	Underwriting Agreement between the Registrant and Northern Lights Distributors LLC. (incorporated by reference to PEA No. 417 to the Registrant’s Registration Statement on Form N-1A (File No. 333-174926) filed on March 29, 2019).

(7)	(b)	ETF Distribution Agreement between the Registrant and Northern Lights Distributors, LLC, which was filed as an exhibit to the Registrant’s Post-Effective Amendment No. 507 on Form N-1A filed on August 9, 2021, is hereby incorporated by reference.

(8)	Not applicable

(9)	(a)	Custody Agreement between the Registrant and U.S. Bank, N.A. (incorporated by reference to PEA No. 95 to the Registration Statement on Form N-1A filed on March 22, 2013).

(9)	(b)	Custody Agreement between the Registrant and Brown Brothers Harriman & Co.is incorporated by reference to PEA No. 506 on Form N-1A filed on July 21, 2021.

(10)	18f-3 Plan, as amended January 26, 2023, which was filed as an Exhibit to Registrant’s Post-Effective Amendment No. 46 on May 1, 2023, is hereby incorporated by reference.

(11)	Opinion and consent of Alston & Bird, LLP (incorporated by reference to the Registrant’s Registration Statement on Form N-14 (File No. 333-280465) filed on June 25, 2024).

(12)	Form of Tax Opinion (incorporated by reference to the Registrant’s Registration Statement on Form N-14 (File No. 333-280465) filed on June 25, 2024).

(13)	(a)	Master Fund Services Agreement between the Registrant and Ultimus Fund Solutions, LLC dated October 19, 2021 (incorporated by reference to PEA No. 523 to the Registration Statement on Form N-1A filed on February 25, 2022).

(13)	(b)	Fund Services Agreement between the Registrant and Ultimus Fund Solutions, LLC, on behalf of Essential 40 Stock Fund (formerly, KKM Enhanced U.S. Equity Fund) which was previously filed as an exhibit to Registrant’s Post-Effective Amendment No. 158 filed June 25, 2014, is hereby incorporated by referenced.

(13)	(c)	Master ETF Fund Services Agreement between the Registrant and Ultimus Fund Solutions, LLC dated October 19, 2021, which was previously filed as an exhibit to Registrant’s Post-Effective Amendment No. 570 filed May 17, 2024, is hereby incorporated by referenced.

(13)	(d)	Amendment No.1 to the ETF Master Fund Services Agreement between the Registrant and Ultimus Fund Solutions, LLC dated May 17, 2023, which was previously filed as an exhibit to Registrant’s Post-Effective Amendment No. 570 filed May 17, 2024, is hereby incorporated by referenced.

(13)	(e)	Amendment No.2 to the ETF Master Fund Services Agreement between the Registrant and Ultimus Fund Solutions, LLC dated November 1, 2023, which was previously filed as an exhibit to Registrant’s Post-Effective Amendment No. 570 filed May 17, 2024, is hereby incorporated by referenced.

(13)	(f)	Amendment No.3 to the ETF Master Fund Services Agreement between the Registrant and Ultimus Fund Solutions, LLC dated April 11, 2024, which was previously filed as an exhibit to Registrant’s Post-Effective Amendment No. 570 filed May 17, 2024, is hereby incorporated by referenced.

(13)	(g)	18f-4 Addendum to the ETF Master Fund Services Agreement between the Registrant and Ultimus Fund Solutions, LLC dated May 17, 2023, which was previously filed as an exhibit to Registrant’s Post-Effective Amendment No. 570 filed May 17, 2024, is hereby incorporated by referenced.

(14)	Consent of RSM US LLP Is filed herewith.

(15)	Not applicable.

(16)	Powers of Attorney (incorporated by reference to the Registrant’s Registration Statement on Form N-14 (File No. 333-280465) filed on June 25, 2024).

(17)	Not applicable.

Item 17. Undertakings

(1)	The undersigned Registrant agrees that prior to any public reoffering of the securities registered through the use of a prospectus which is part of this Registration Statement by any person or party who is deemed to be an underwriter within the meaning of Rule 145(c) of the Securities Act of 1933, as amended (the “1933 Act”), the reoffering prospectus will contain the information called for by the applicable registration form for the reofferings by persons who may be deemed underwriters, in addition to the information called for by the other items of the applicable form.

(2)	The undersigned Registrant agrees that every prospectus that is filed under paragraph 1 above will be filed as part of an amendment to the Registration Statement and will not be used until the amendment is effective, and that, in determining any liability under the 1933 Act, each post-effective amendment shall be deemed to be a new registration statement for the securities offered therein, and the offering of the securities at that time shall be deemed to be the initial bona fide offering of them.

(3)	The undersigned registrant undertakes to file an opinion of counsel supporting the tax consequences to shareholders discussed in the Combined Prospectus/Proxy Statement in a post-effective amendment to this Registration Statement.

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, as amended, the Registrant has duly caused this Registration Statement on Form N-14 to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Hauppauge, State of New York, on the 16th day of August, 2024.

NORTHERN LIGHTS FUND TRUST II

By:	/s/ Kevin Wolf
President and Principal Executive Officer

Pursuant to the requirements of the Securities Act of 1933, as amended, this Registration Statement on Form N-14 has been signed by the following persons in the capacities and on the date(s) indicated.

Signature	Title	Date

Brian Nielsen*	Trustee & Chairman	August 16, 2024

Thomas Sarkany*	Trustee	August 16, 2024

Anthony Lewis*	Trustee	August 16, 2024

Keith Rhoades*	Trustee	August 16, 2024

Randy Skalla*	Trustee	August 16, 2024

Kevin Wolf*	President and Principal Executive Officer	August 16, 2024

Erik Naviloff*	Treasurer and Principal Financial Officer	August 16, 2024

*By:	/s/ Kevin Wolf
Kevin Wolf

*	Attorney-in-Fact – pursuant to powers of attorney filed herewith

EXHIBIT INDEX

Exhibit	Exhibit No.
Consent of RSM US LLP	(14)